Securities Act File No. 33-40682
                                        Investment Company Act File No. 811-6312
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            /X/




                      Post-Effective Amendment No. 16                        /X/


                                      and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/



                              Amendment No. 18                               /X/



                        (Check appropriate box or boxes)

                             THE LAZARD FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)


30 Rockefeller Plaza, New York, New York                               10020
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's Telephone Number, including Area Code: (212) 632-6000

                         William B. Butterly III, Esq.
                              30 Rockefeller Plaza
                            New York, New York 10020
                    (Name and Address of Agent for Service)

                                    copy to:

                            Stuart H. Coleman, Esq.
                         Stroock & Stroock & Lavan LLP
                                180 Maiden Lane
                         New York, New York 10038-4982


It is proposed that this filing will become effective (check appropriate box)

X   immediately upon filing pursuant to paragraph (b)

___ on (date) pursuant to paragraph (b)

___ 60 days after filing pursuant to paragraph (a) (i)

___ on (date) pursuant to paragraph (a) (i)

___ 75 days after filing pursuant to paragraph (a) (ii)

___ on (date) pursuant to paragraph (a) (ii) of Rule 485.

If appropriate, check the following box:

___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Registrant has registered an indefinite number of its shares of Common Stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrants's Rule 24f-2 Notice of its fiscal year ended December 31, 1996 was filed on February 27, 1997

                             THE LAZARD FUNDS, INC.
                 Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part B of
Form N-1A            Caption                                           Page

1                 Cover                                             Cover Page
2                 Synopsis                                               2
3                 Condensed Financial Information                        6
4                 General Description of Registrant                      9
5                 Management of the Fund                                28
5(a)              Management's Discussion of Fund's Performance          *
6                 Capital Stock and Other Securities                    42

7                 Purchase of Securities Being Offered                  32
8                 Redemption or Repurchase                              36
9                 Pending Legal Proceedings                              *

Items in
Part B of
Form N-1A

10                Cover Page                                             1
11                Table of Contents                                      2
12                General Information and History                        *
13                Investment Objectives and Policies                     3
14                Management of the Fund                                22
15                Control Persons and Principal Holders
                  of Securities                                         39
16                Investment Advisory and Other Services                24
17                Brokerage Allocation                                  29
18                Capital Stock and Other Securities                    22
19                Purchase, Redemption and Pricing of
                  Securities Being Offered                          27, 31
20                Tax Status                                            33
21                Underwriters                                           *
22                Calculations of Performance Data                      36
23                Financial Statements                                   *


Items in
Part C of
Form N-1A

24               Financial Statements and Exhibits                    C-1
25               Persons Controlled by or Under Common
                 Control with Registrant                              C-2
26               Number of Holders of Securities                      C-2
27               Indemnification                                      C-2
28               Business and Other Connections of
                 Investment Adviser                                   C-3
29               Principal Underwriters                               C-14
30               Location of Accounts and Records                     C-14
31               Management Services                                  C-14
32               Undertakings                                         C-15


----------
*Omitted since answer is negative or inapplicable.

LazardFunds
Prospectus
May 1, 1998

                                  May 1, 1998




PROSPECTUS

THE LAZARD FUNDS, INC.
----------------------------------------------------------------------------
Lazard Equity Portfolio

Lazard Mid Cap Portfolio
Lazard Small Cap Portfolio
Lazard Bantam Value Portfolio
Lazard Global Equity Portfolio
Lazard International Equity
 Portfolio
Lazard International Small Cap
 Portfolio
Lazard Emerging Markets
 Portfolio
Lazard Bond Portfolio
Lazard High Yield Portfolio
Lazard International Fixed
 Income Portfolio
Lazard Strategic Yield Portfolio
----------------------------------------------------------------------------
30 Rockefeller Plaza
New York, New York 10112
(800) 823-6300

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.



This Prospectus sets forth concisely information about the Fund and the Portfolios that a prospective investor should know before investing in a Portfolio. A Statement of Additional Information dated May 1, 1998, which may be revised from time to time, containing additional and more detailed information about the Portfolios, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and telephone number printed below. The Securities and Exchange Commission maintains a Web site (http:// www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.

THE LAZARD FUNDS, INC. (the "Fund") is a no-load, open-end management investment company, known as a mutual fund. By this Prospectus, the Fund is offering Institutional Shares and Open Shares of twelve portfolios (each, a "Portfolio"). Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares.

LAZARD ASSET MANAGEMENT (the "Investment Manager"), a division of Lazard Freres & Co. LLC ("Lazard Freres"), professionally manages each Portfolio.

The names and investment objectives of the Portfolios are as follows:

LAZARD EQUITY PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with relatively large capitalizations that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD MID CAP PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with market capitalizations in the range of companies represented in the Russell Midcap Index that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD SMALL CAP PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with market capitalizations in the range of companies represented in the Russell 2000 Index that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD BANTAM VALUE PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with market capitalizations under $500 million that the Investment Manager considers inexpensively priced relative to the return on total capital or equity and which it believes are likely to increase market capitalization as a result of growth or are likely to be the subject of acquisitions or other events.

LAZARD GLOBAL EQUITY PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with relatively large capitalizations that are located anywhere in the world and that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD INTERNATIONAL EQUITY PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in the equity securities of non-United States companies that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of non-United States companies with market capitalizations under $1 billion that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation. This Portfolio invests primarily in equity securities of non-United States issuers that are located, or doing significant business, in emerging market countries that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD BOND PORTFOLIO seeks to build and preserve capital. This Portfolio invests in a range of bonds, including obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, mortgage-backed securities, asset-backed securities, municipal securities and corporate fixed-income securities.


LAZARD HIGH YIELD PORTFOLIO seeks maximum total return, consisting of capital appreciation and current income. This Portfolio invests principally in domestic high-yielding fixed-income securities rated below investment grade (i.e., rated below Baa/BBB by a nationally recognized statistical rating organization). INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS PORTFOLIO.


LAZARD INTERNATIONAL FIXED INCOME PORTFOLIO seeks high total return from a combination of current income and capital appreciation, consistent with what the Investment Manager considers to be prudent investment risk. This Portfolio invests primarily in foreign fixed-income securities of varying maturities.

LAZARD STRATEGIC YIELD PORTFOLIO seeks total return by placing approximately equal emphasis on capital appreciation and current income. This Portfolio invests in a wide variety of domestic and foreign fixed-income securities, including those of emerging markets and non-traditional sectors, many of which are rated below investment grade (i.e., rated below Baa/BBB by a nationally recognized statistical rating organization). INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS PORTFOLIO.

                      This page intentionally left blank.

TABLE OF CONTENTS


Annual Operating Expenses ...........................     6
Financial Highlights   ..............................     9
Description of the Portfolios   .....................    19
 General   ..........................................    19
 Investment Objectives and Policies   ...............    20
 Investment Considerations and Risks  ...............    37
Management of the Fund and the Portfolios   .........    43
Purchase of Shares  .................................    47
Redemption of Shares   ..............................    51
Distribution and Servicing Plan .....................    53
Exchange Privilege  .................................    54
Dividends and Distributions  ........................    55
Taxation   ..........................................    56
Organization and Description of Capital Stock  ......    59
Reports to Shareholders and Account Services   ......    60
Performance Information   ...........................    60
Appendix   ..........................................    A-1

FEE TABLE
--------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES
(as a percentage of average daily net assets)



                                                                               TOTAL PORTFOLIO
                                         MANAGEMENT      12B-1      OTHER         OPERATING
                                            FEES         FEES      EXPENSES       EXPENSES
                                         ------------   -------   ----------   ----------------

EQUITY PORTFOLIO
 Institutional Shares                       .75%        None       .11%*            .86%*
 Open Shares                                .75%        .25%       .22%*           1.22%*
MID CAP PORTFOLIO
 Institutional Shares                       .75%        None       .30%*           1.05%*
 Open Shares                                .75%        .25%       .35%*           1.35%*
SMALL CAP PORTFOLIO
 Institutional Shares                       .75%        None       .07%             .82%
 Open Shares                                .75%        .25%       .14%*           1.14%*
BANTAM VALUE PORTFOLIO
 Institutional Shares                       .75%        None       .30%*           1.05%*
 Open Shares                                .75%        .25%       .35%*           1.35%*
GLOBAL EQUITY PORTFOLIO
 Institutional Shares                       .75%        None       .30%*           1.05%*
 Open Shares                                .75%        .25%       .35%*           1.35%*
INTERNATIONAL EQUITY PORTFOLIO
 Institutional Shares                       .75%        None       .14%             .89%
 Open Shares                                .75%        .25%       .25%*           1.25%*
INTERNATIONAL SMALL CAP PORTFOLIO
 Institutional Shares                       .75%        None       .34%            1.09%
 Open Shares                                .75%        .25%       .43%*           1.43%*
EMERGING MARKETS PORTFOLIO
 Institutional Shares                      1.00%        None       .32%*           1.32%*
 Open Shares                               1.00%        .25%       .35%*           1.60%*
BOND PORTFOLIO
 Institutional Shares                       .50%        None       .30%*            .80%*
 Open Shares                                .50%        .25%       .35%*           1.10%*
HIGH YIELD PORTFOLIO
 Institutional Shares                       .75%        None       .30%*           1.05%*
 Open Shares                                .75%        .25%       .35%*           1.35%*
INTERNATIONAL FIXED INCOME PORTFOLIO
 Institutional Shares                       .75%        None       .35%            1.10%
 Open Shares                                .75%        .25%       .35%*           1.35%*
STRATEGIC YIELD PORTFOLIO
 Institutional Shares                       .75%        None       .19%*            .94%*
 Open Shares                                .75%        .25%       .39%*           1.39%*


                                                         CONTINUED ON NEXT PAGE.


-----------------
*After fee waiver or expense reimbursement.

--------------------------------------------------------------------------------

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):



                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                         --------   ---------   ---------   ---------
EQUITY PORTFOLIO
 Institutional Shares                      $ 9         $27         $48        $106
 Open Shares                                12          39          67         148
MID CAP PORTFOLIO
 Institutional Shares                       11          33          58         128
 Open Shares                                14          43          74         162
SMALL CAP PORTFOLIO
 Institutional Shares                        8          26          46         101
 Open Shares                                12          36          63         139
BANTAM VALUE PORTFOLIO
 Institutional Shares                       11          33          58         128
 Open Shares                                14          43          74         162
GLOBAL EQUITY PORTFOLIO
 Institutional Shares                       11          33          58         128
 Open Shares                                14          43          74         162
INTERNATIONAL EQUITY PORTFOLIO
 Institutional Shares                        9          28          49         110
 Open Shares                                13          40          69         151
INTERNATIONAL SMALL CAP PORTFOLIO
 Institutional Shares                       11          35          60         133
 Open Shares                                15          45          78         171
EMERGING MARKETS PORTFOLIO
 Institutional Shares                       13          42          72         159
 Open Shares                                16          50          87         190
BOND PORTFOLIO
 Institutional Shares                        8          26          44          99
 Open Shares                                11          35          61         134
HIGH YIELD PORTFOLIO
 Institutional Shares                       11          33          58         128
 Open Shares                                14          43          74         162
INTERNATIONAL FIXED INCOME PORTFOLIO
 Institutional Shares                       11          33          58         128
 Open Shares                                14          43          74         162
STRATEGIC YIELD PORTFOLIO
 Institutional Shares                       10          30          52         115
 Open Shares                                14          44          76         167

The amounts listed in the examples should not be considered representative of past or future expenses, which may be more or less than those shown. Moreover, while these examples assume a 5% annual return, a Portfolio's actual performance will vary and may result in an actual return greater or less than 5%.


                                                         CONTINUED ON NEXT PAGE.

FEE TABLE
--------------------------------------------------------------------------------


The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Portfolio, the payment of which will reduce investors' annual return. Long-term investors in Open Shares could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. With respect to Institutional Shares, "Other Expenses" and "Total Portfolio Operating Expenses" reflect the undertaking of the Investment Manager to bear, excluding class specific expenses, (i) with respect to each of the Mid Cap Portfolio, Bantam Value Portfolio, Global Equity Portfolio and High Yield Portfolio, total operating expenses in excess of 1.05% of each such Portfolio's average net assets, and (ii) with respect to the Bond Portfolio, total operating expenses in excess of .80% of that Portfolio's average net assets, in each case, until the earlier of December 31, 1998 or such time as the respective Portfolio reaches total net assets of $100 million. Without fee waivers or expense reimbursements, total portfolio operating expenses for the fiscal year ended December 31, 1997 for Institutional Shares would have been 0.87% for the Equity Portfolio, 1.44% for the Mid Cap Portfolio, 1.14% for the Bantam Value Portfolio, 2.55% for the Global Equity Portfolio, 1.33% for the Emerging Markets Portfolio, 0.81% for the Bond Portfolio, and 0.95% for the Strategic Yield Portfolio. With respect to Institutional Shares of the International Fixed Income Portfolio, "Other Expenses" and "Total Portfolio Operating Expenses" have been restated to reflect current fees. With respect to Open Shares of each Portfolio, "Other Expenses" and "Total Portfolio Operating Expenses" reflect the undertaking by the Investment Manager to bear, excluding 12b-1 fees and other class specific expenses, total operating expenses in excess of the "Total Portfolio Operating Expenses" noted in the preceding table for Open Shares of such Portfolio. Without fee waivers or expense reimbursements, total portfolio operating expenses for the fiscal year ended December 31, 1997 for Open Shares would have been 1.35% for the Equity Portfolio, 4.97% for the Mid Cap Portfolio, 1.23% for the Small Cap Portfolio, 1.88% for the Bantam Value Portfolio, 4.23% for the Global Equity Portfolio, 1.61% for the International Equity Portfolio, 3.39% for the International Small Cap Portfolio, 1.93% for the Emerging Markets Portfolio, 1.49% for the Bond Portfolio, 2.71% for the International Fixed Income Portfolio and 1.44% for the Strategic Yield

FEE TABLE
--------------------------------------------------------------------------------

Portfolio. The information in the table does not reflect any other fee waivers or expense reimbursement arrangements that were in effect for the Portfolios during the last fiscal year or may be in effect during the current fiscal year. "Other Expenses" for both the Institutional Shares and Open Shares, with respect to the Mid Cap Portfolio and High Yield Portfolio, are based on estimated amounts. Investors may purchase Fund shares without a sales charge directly from Lazard Freres. Securities dealers and other institutions effecting transactions in Fund shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

FINANCIAL HIGHLIGHTS

The financial highlights set forth below have been audited by Anchin, Block & Anchin LLP, Independent Accountants. The financial highlights set forth below for the Equity Portfolio for periods prior to January 1, 1992 were audited by other independent public accountants. Additional financial information, related notes and report of independent accountants accompany the Statement of Additional Information, which is available upon request. The High Yield Portfolio had not commenced operations as of the date of the financials and, therefore, no financial data are provided for such Portfolio.

THE LAZARD FUNDS, INC.-FINANCIAL HIGHLIGHTS



                                                                                               LESS DISTRIBUTIONS FROM AND
                                                   INCOME (LOSS) FROM INVESTMENT OPERATIONS           IN EXCESS OF:
                                                  ------------------------------------------- -----------------------------
                                                                  REALIZED
                               NET ASSET VALUE,   INVESTMENT    AND UNREALIZED   TOTAL FROM
                                  BEGINNING        (INCOME)     GAIN (LOSS) ON   INVESTMENT      INVESTMENT       REALIZED
            PERIOD                OF PERIOD        LOSS-NET    INVESTMENTS-NET   OPERATIONS      INCOME-NET      GAINS-NET   CAPITAL
------------------------------ ------------------ ------------ ----------------- ------------ ------------------ ----------  -------

LAZARD EQUITY PORTFOLIO
 INSTITUTIONAL SHARES
 Year ended
  12/31/97  ..................      $19.24          $0.220         $4.536            $4.756       $(0.220)          $3.796       --
  12/31/96  ..................       17.41           0.331          3.064             3.395        (0.329)          (1.236)      --
  12/31/95  ..................       13.75           0.226          4.931             5.157        (0.175)          (1.322)      --
  12/31/94  ..................       13.89           0.141          0.441             0.582        (0.152)          (0.574)      --
  12/31/93  ..................       12.74           0.158          2.172             2.330        (0.165)          (1.015)      --
  12/31/92  ..................       12.34           0.123          0.518             0.641        (0.132)          (0.109)      --
  12/31/91  ..................       11.53           0.107          3.051             3.158        (0.082)          (2.266)      --
  12/31/90  ..................       12.34           0.191         (0.778)           (0.587)       (0.223)(a)           --       --
  12/31/89  ..................       10.32           0.204          2.231             2.435        (0.214)          (0.201)      --
  12/31/88  ..................        8.73           0.181          1.597             1.778        (0.188)              --       --
  6/1/87* to 12/31/87   ......       10.00           0.110         (1.280)           (1.170)       (0.100)              --       --
 OPEN SHARES
 Period from
  2/5/97* to 12/31/97   ......       20.19           0.126          3.615             3.741        (0.145)          (3.796)      --
------------------------------------------------------------------------------------------------------------------------------------
LAZARD MID CAP PORTFOLIO
 INSTITUTIONAL SHARES
 Period from
 11/4/97* to 12/31/97  .......       10.00           0.017          0.257             0.274        (0.014)             --        --
OPEN SHARES
 Period from
 11/4/97* to 12/31/97  .......       10.00           0.005          0.266             0.271        (0.011)             --        --
------------------------------------------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL EQUITY PORTFOLIO
 INSTITUTIONAL SHARES
 Year ended
  12/31/97  ..................       13.62           0.220          1.397             1.617        (0.335)          (0.932)      --
  12/31/96  ..................       12.50           0.166          1.767             1.933        (0.191)          (0.622)      --
  12/31/95  ..................       11.23           0.187          1.288             1.475        (0.091)          (0.114)      --
  12/31/94  ..................       12.32           0.078         (0.049)            0.029            --           (1.123)      --
  12/31/93  ..................        9.48           0.021          2.919             2.940        (0.021)          (0.079)      --
  12/31/92  ..................       10.30           0.097         (0.779)           (0.682)       (0.138)              --       --
  10/29/91* to 12/31/91 ......       10.00           0.020          0.300             0.320        (0.020)              --       --
 OPEN SHARES
 Period from
  1/23/97* to 12/31/97  ......       13.29           0.165          1.709             1.874        (0.282)          (0.932)      --
------------------------------------------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL FIXED INCOME PORTFOLIO
 INSTITUTIONAL SHARES
 Year ended
  12/31/97  ..................       10.78           0.400         (1.045)           (0.645)       (0.131)          (0.126)  (0.248)
  12/31/96  ..................       10.85           0.539          0.032             0.571        (0.592)          (0.049)      --
  12/31/95  ..................       10.23           0.701          1.250             1.951        (1.129)          (0.202)      --
  12/31/94  ..................       10.51           0.592         (0.161)            0.431        (0.593)          (0.116)      --
  12/31/93  ..................        9.79           0.571          0.912             1.483        (0.570)          (0.193)      --
  12/31/92  ..................       10.28           0.614         (0.403)            0.211        (0.614)          (0.087)      --
  11/8/91* to 12/31/91  ......       10.00           0.110          0.280             0.390        (0.110)              --       --
 OPEN SHARES
 Period from
  1/8/97* to 12/31/97   ......       10.64           0.432         (0.984)           (0.552)       (0.082)          (0.116)  (0.260)
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
* See footnotes on page 16.

                                    RATIOS TO AVERAGE NET ASSETS
 NET ASSET                    ----------------------------------------                                  NET ASSETS,
                                                                          PORTFOLIO       AVERAGE         END OF
VALUE, END       TOTAL                                   INVESTMENT        TURNOVER      COMMISSION       PERIOD
 OF PERIOD     RETURN++           EXPENSES-NET+          INCOME-NET+        RATE        RATE PAID**       (000'S)
-------------------------------------------------------------------------------------------------------------------

$   19.98         25.1%            0.86%(j),(k)             1.00%         78.27%         $0.0580        $  333,575
    19.24         19.9             0.89(h),(i)              1.87          65.80           0.0582           278,605
    17.41         37.7             0.92(g)                  1.45          80.72                            163,787
    13.75          4.2             1.05                     1.15          66.52                             89,105
    13.89         18.6             1.05(d)                  1.31          63.92                             47,123
    12.74          5.3             1.05(c)                  1.19         174.45                             24,646
    12.34         27.5             1.93                     0.84          90.00                             14,821
    11.53         (4.7)            1.77                     1.62          70.00                             14,397
    12.34         23.6             1.78                     1.71          78.00                             16,239
    10.32         20.4             1.84                     1.86         111.00                             12,336
     8.73        (11.7)            1.68+                    1.93+         97.00                             10,186


    19.99         18.9             1.22(j),(k)              0.60          78.27           0.0580            22,811

-------------------------------------------------------------------------------------------------------------------

    10.26          2.8             1.05(g),(h)              1.02           1.24           0.0476            49,779


    10.26          2.7             1.35(g),(h)              0.72           1.24           0.0476             1,806

-------------------------------------------------------------------------------------------------------------------



    13.97         11.8             0.89                     1.18          37.48           0.0222         2,099,724
    13.62         15.6             0.91(h),(i)              1.93          38.59           0.0219         1,816,173
    12.50         13.1             0.95(g)                  1.82          62.54                          1,299,549
    11.23          0.2             0.94                     0.75         106.15                            831,877
    12.32         31.0             0.99                     1.13          86.95                            603,642
     9.48         (6.6)            1.05(c)                  2.13          60.37                            176,005
    10.30          3.2             1.05+,(b)                2.19+          0.18                              4,967


    13.95         14.1             1.25(j),(k)              0.37          37.48           0.0222            10,794
-------------------------------------------------------------------------------------------------------------------



     9.63         (5.6)            1.06                     5.13         166.09                            110,185
    10.78          5.5             1.05(h)                  5.54         241.85                             88,430
    10.85         19.4             1.05(f),(g)              5.99         189.97                             45,624
    10.23          4.2             1.05(e)                  5.68          65.90                             35,803
    10.51         15.7             1.05(d)                  5.50         115.84                             13,546
     9.79          2.0             1.05(c)                  6.08         256.20                              8,183
    10.28          3.9             1.05+,(b)                4.82+          6.43                              1,427


     9.63         (4.8)            1.35(j),(k)              4.68         166.09                              2,772
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                     * See footnotes on page 16.

THE LAZARD FUNDS, INC.- FINANCIAL HIGHLIGHTS



                                                                                               LESS DISTRIBUTIONS FROM
                                                                                                         AND
                                                   INCOME (LOSS) FROM INVESTMENT OPERATIONS         IN EXCESS OF:
                                                  ------------------------------------------- -------------------------
                                                                  REALIZED
                               NET ASSET VALUE,   INVESTMENT    AND UNREALIZED   TOTAL FROM
                                  BEGINNING        (INCOME)     GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED
            PERIOD                OF PERIOD        LOSS-NET    INVESTMENTS-NET   OPERATIONS   INCOME-NET   GAINS-NET
-----------------------------------------------------------------------------------------------------------------------

LAZARD BOND PORTFOLIO
 INSTITUTIONAL SHARES
 Year ended
  12/31/97  ..................       $9.88          $0.588         $0.232          $0.820       $(0.602)     $(0.068)
  12/31/96  ..................       10.10           0.559         (0.141)          0.418        (0.568)      (0.070)
  12/31/95  ..................        9.24           0.595          0.863           1.458        (0.594)      (0.004)
  12/31/94  ..................       10.28           0.584         (1.010)         (0.426)       (0.584)      (0.029)
  12/31/93  ..................       10.21           0.551          0.302           0.853        (0.551)      (0.232)
  12/31/92  ..................       10.25           0.577         (0.004)          0.573        (0.577)      (0.036)
  11/12/91* to 12/31/91 ......       10.00           0.140          0.250           0.390        (0.140)          --
 OPEN SHARES
 Period from
  3/5/97* to 12/31/97   ......        9.86           0.456          0.239           0.695        (0.467)      (0.068)
-----------------------------------------------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO
 INSTITUTIONAL SHARES
 Year ended
  12/31/97  ..................       10.01           0.806         (0.274)          0.532        (0.819)      (0.063)
  12/31/96  ..................        9.52           0.758          0.498           1.256        (0.766)          --
  12/31/95  ..................        9.10           0.748          0.430           1.178        (0.758)          --
  12/31/94  ..................       10.13           0.762         (0.990)         (0.228)       (0.761)      (0.039)
  12/31/93  ..................        9.50           0.644          0.738           1.382        (0.633)      (0.119)
  12/31/92  ..................        9.97           1.049         (0.450)          0.599        (1.049)      (0.020)
  10/1/91* to 12/31/91  ......       10.00           0.250         (0.030)          0.220        (0.250)          --
 OPEN SHARES
 Period from
  1/23/97* to 12/31/97  ......       10.08           0.718         (0.345)          0.373        (0.730)      (0.063)
-----------------------------------------------------------------------------------------------------------------------
LAZARD SMALL CAP PORTFOLIO
 INSTITUTIONAL SHARES
 Year ended
  12/31/97  ..................       18.44           0.071          4.917           4.988        (0.062)      (3.346)
  12/31/96***  ...............       15.95           0.105          3.680           3.785        (0.105)      (1.190)
  12/31/95  ..................       14.35           0.126          2.951           3.077        (0.154)      (1.323)
  12/31/94  ..................       15.26           0.070          0.220           0.290        (0.042)      (1.158)
  12/31/93  ..................       12.98           0.019          3.830           3.849        (0.020)      (1.549)
  12/31/92  ..................       10.42           0.019          2.560           2.579        (0.019)          --
  10/30/91* to 12/31/91              10.00           0.030          0.420           0.450        (0.030)          --
 OPEN SHARES
 Period from
  1/30/97* to 12/31/97  ......       18.75           0.004          4.612           4.616            --       (3.346)
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
* See footnotes on page 16.

                                   RATIOS TO AVERAGE NET ASSETS
 NET ASSET                    ---------------------------------------                                 NET ASSETS,
                                                                        PORTFOLIO       AVERAGE         END OF
VALUE, END       TOTAL                                  INVESTMENT       TURNOVER      COMMISSION       PERIOD
 OF PERIOD     RETURN++            EXPENSES-NET+        INCOME-NET+       RATE        RATE PAID**       (000'S)
-----------------------------------------------------------------------------------------------------------------------


$10.03              8.6%           0.80%                   5.81%        446.56%                        $   92,428
  9.88              4.4            0.80(h),(i)             5.77         460.29                             69,906
 10.10             16.2            0.80(f),(g)             6.07         244.28                             46,083
  9.24             (4.2)           0.80(e)                 6.11         120.51                             24,494
 10.28              8.6            0.80(d)                 5.22         174.63                             13,562
 10.21              5.7            0.80(c)                 5.59         131.38                              8,532
 10.25              3.9            0.80+,(b)               5.50+         10.46                              3,256


 10.02              7.2            1.10(j),(k)             5.46         446.56                              7,283
-----------------------------------------------------------------------------------------------------------------------


  9.66              5.3            0.94                    7.42         161.45                            399,452
 10.01             13.7            1.08(h),(i)             7.88         188.88                            199,083
  9.52             13.6            1.09(g)                 8.02         205.33                             78,474
  9.10             (2.3)           1.05(e)                 8.03         195.18                             62,328
 10.13             15.6            1.05(d)                 6.36         215.60                             34,943
  9.50              6.0            1.05(c)                10.57         122.88                              9,641
  9.97              2.1            1.05+,(b)               9.52+         11.26                              4,256


  9.66              3.8            1.39(j),(k)             6.92         161.45                             15,300
-----------------------------------------------------------------------------------------------------------------------



 20.02             28.1            0.82                    0.35          55.79        $0.0543           1,445,075
 18.44             23.9            0.84(h),(i)             0.60          50.58         0.0575             981,405
 15.95             21.5            0.84(g)                 0.90          69.68                            646,371
 14.35              2.0            0.85                    0.51          70.11                            429,673
 15.26             30.1            0.88                    0.16          98.47                            350,952
 12.98             24.8            1.05(c)                 0.29         106.91                            168,171
 10.42              4.5            1.05+,(b)               2.47+          5.50                              2,512


 20.02             25.6            1.14(j),(k)             0.12          55.79         0.0543              46,097
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                     * See footnotes on page 16.

THE LAZARD FUNDS, INC.- FINANCIAL HIGHLIGHTS



                                                                                               LESS DISTRIBUTIONS FROM
                                                                                                         AND
                                                   INCOME (LOSS) FROM INVESTMENT OPERATIONS         IN EXCESS OF:
                                                  ------------------------------------------- -------------------------
                                                                  REALIZED
                               NET ASSET VALUE,   INVESTMENT    AND UNREALIZED   TOTAL FROM
                                  BEGINNING        (INCOME)     GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED
            PERIOD                OF PERIOD        LOSS-NET    INVESTMENTS-NET   OPERATIONS   INCOME-NET   GAINS-NET
-----------------------------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL SMALL
 CAP PORTFOLIO
 INSTITUTIONAL SHARES
 Year ended
  12/31/97  ..................     $11.93         $0.065           $(0.033)        $0.032       $(0.063)     $(0.209)
  12/31/96  ..................      10.52          0.079             1.551          1.630        (0.082)      (0.138)
  12/31/95  ..................      10.38          0.139             0.056          0.195            --       (0.055)
  12/31/94  ..................      10.86          0.072            (0.548)        (0.476)           --           --
  12/1/93* to 12/31/93  ......      10.00          0.004             0.859          0.863        (0.003)          --
 OPEN SHARES
 Period from
  2/13/97* to 12/31/97  ......      12.32          0.021            (0.420)        (0.399)       (0.022)      (0.209)
-----------------------------------------------------------------------------------------------------------------------
LAZARD EMERGING MARKETS
PORTFOLIO
 INSTITUTIONAL SHARES
 Year ended
  12/31/97  ..................      11.21          0.103            (1.184)        (1.081)       (0.093)      (0.836)
  12/31/96  ..................       9.24          0.074             2.107          2.181        (0.083)      (0.128)
  12/31/95  ..................       9.86          0.080            (0.660)        (0.580)       (0.040)          --
  7/15/94* to 12/31/94  ......      10.00          0.010            (0.154)        (0.144)           --           --
 OPEN SHARES
 Period from
  1/8/97* to 12/31/97   ......      11.45          0.066            (1.415)        (1.349)       (0.065)      (0.836)
-----------------------------------------------------------------------------------------------------------------------
LAZARD GLOBAL EQUITY
 PORTFOLIO
 INSTITUTIONAL SHARES
 Year ended
  12/31/97  ..................      11.48          0.135             1.581          1.716        (0.150)      (1.136)
  1/4/96* to 12/31/96   ......      10.00          0.085             1.492          1.577        (0.097)          --
 OPEN SHARES
 Period from
  1/30/97* to 12/31/97  ......      11.31          0.076             1.779          1.855        (0.109)      (1.136)
-----------------------------------------------------------------------------------------------------------------------
LAZARD BANTAM VALUE
 PORTFOLIO
 INSTITUTIONAL SHARES
 Year ended
  12/31/97  ..................      12.58             --             4.120          4.120            --       (2.380)
  3/5/96* to 12/31/96   ......      10.00          0.218             3.108          3.326        (0.218)      (0.528)
 OPEN SHARES
 Period from
  1/23/97* to 12/31/97  ......      13.13             --             3.510          3.510            --       (2.380)
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     * See footnotes on page 16.

                                    RATIOS TO AVERAGE NET ASSETS
 NET ASSET                    -----------------------------------------                                 NET ASSETS,
                                                                          PORTFOLIO       AVERAGE         END OF
VALUE, END       TOTAL                                    INVESTMENT       TURNOVER      COMMISSION       PERIOD
 OF PERIOD     RETURN++            EXPENSES-NET+          INCOME-NET+       RATE        RATE PAID**       (000'S)
---------------------------------------------------------------------------------------------------------------------


$11.69           0.3%               1.09%                    0.73%          62.97%        $0.0122           $141,695
 11.93          15.6                1.12                     1.67          100.98          0.0150            126,973
 10.52           1.9                1.13(g)                  1.56          117.53                            115,534
 10.38          (4.5)               1.05(e)                  0.95          112.92                             83,432
 10.86           8.7                1.05+,(d)                1.76+           0.84                             13,522


 11.69          (3.2)               1.43(j),(k)              0.34           62.97          0.0122              1,873
---------------------------------------------------------------------------------------------------------------------


  9.20          (9.8)               1.32                     1.26           39.60          0.0008            236,340
 11.21           3.6                1.38(h),(i)              1.40           50.87          0.0042            145,328
  9.24          (5.9)               1.30(f),(g)              1.22          102.22                             35,216
  9.86          (1.4)               1.30+,(e)                0.31+          30.68                             17,025


  9.20         (12.0)               1.60(j),(k)              1.01           39.60          0.0008              7,769
---------------------------------------------------------------------------------------------------------------------



 11.91          15.3                1.05                     1.02           64.29          0.0188             10,359
 11.48          15.8                1.05+,(h),(i)            1.70+          73.71          0.0422              9,784


 11.92          16.7                1.35(j),(k)              0.67           64.29          0.0188              2,290
---------------------------------------------------------------------------------------------------------------------



 14.32          33.9                1.05                    (0.42)         110.49          0.0541             69,972
 12.58          33.3                1.05+,(h),(i)            2.80+         261.60          0.0402             34,549


 14.26          27.8                1.35(j),(k)             (0.69)         110.49          0.0541              8,348
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     * See footnotes on page 16.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOOTNOTES


*    Commencement of operations.

** The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

*** Does not include the operations of Special Equity Portfolio from January 1, 1996 through June 28, 1996 (acquisition date), whose net assets were acquired by the Small Cap Portfolio.

+    Annualized for periods less than one year.

++   Total return represents aggregate total return for the periods indicated.


(a) Includes $.032 per share of distributions from paid-in capital, none of which is a return of capital for tax purposes.

(b) If the Investment Manager had not waived management fees and reimbursed certain expenses, the ratio of expenses to average net assets (and net investment income per share) would have been 10.84%+ ($0.056) for the International Equity Portfolio, 20.70%+ ($0.293) for the International Fixed Income Portfolio, 7.80%+ ($0.114) for the Bond Portfolio, 6.22%+ ($0.075) for the Strategic Yield Portfolio and 11.05%+ ($0.085) for the Small Cap Portfolio.


(c) If the Investment Manager had not waived management fees and reimbursed certain expenses, the ratio of expenses to average net assets (and net investment income per share) would have been 1.53% ($0.050) for Equity Portfolio, 1.37% ($0.014) for International Equity Portfolio, 2.80% ($0.176) for International Fixed Income Portfolio, 3.23% ($0.0251) for Bond Portfolio, 2.99% ($0.192) for Strategic Yield Portfolio and 1.14% ($0.006) for Small Cap Portfolio.


(d) If the Investment Manager had not waived management fees and reimbursed certain expenses, the ratio of expenses to average net assets (and net investment income per share) would have been 1.18% ($0.020) for Equity Portfolio, 2.08% ($0.119) for International Fixed Income Portfolio, 1.76% ($0.101) for Bond Portfolio, 1.63% ($0.058) for Strategic Yield Portfolio and 2.87%+ ($0.010) for International Small Cap Portfolio.

--------------------------------------------------------------------------------

(e) If the Investment Manager had not waived management fees and reimbursed certain expenses, the ratio of expenses to average net assets (and net investment income per share) would have been 1.51% ($0.048) for International Fixed Income Portfolio, 1.23% ($0.041) for Bond Portfolio, 1.15% ($0.009) for Strategic Yield Portfolio, 1.26% ($0.016) for International Small Cap Portfolio and 2.31%+ ($0.034) for Emerging Markets Portfolio.

(f) If the Investment Manager and Administrator had not waived certain fees and reimbursed certain expenses and the Portfolios had not paid fees indirectly, the ratio of expenses to average net assets (and net investment income per share) would have been 1.25% ($0.678) for International Fixed Income Portfolio, 0.97% ($0.578) for Bond Portfolio and 2.00% ($0.034) for Emerging Markets Portfolio.

(g) Includes fees paid indirectly. Excluding fees paid indirectly, the ratio of expenses to average net assets would have been 0.92% for Equity Portfolio, 0.95% for International Equity Portfolio, 1.05% for International Fixed Income Portfolio, 0.80% for Bond Portfolio, 1.08% for Strategic Yield Portfolio, 0.84% for Small Cap Portfolio, 1.13% for International Small Cap Portfolio and 1.30% for Emerging Markets Portfolio.

(h) If the Investment Manager and Administrator had not waived certain fees and reimbursed certain expenses and the Portfolios had not paid fees indirectly, the ratio of expenses to average net assets (and net investment income per share) would have been 0.89% ($0.331) for Equity Portfolio, 0.91% ($0.166) for International Equity Portfolio, 1.21% ($0.523) for International Fixed Income Portfolio, 0.88% ($0.551) for Bond Portfolio, 1.08% ($0.756) for Strategic Yield Portfolio, 0.84% ($0.105) for Small Cap Portfolio, 1.48% ($0.068) for Emerging Markets Portfolio, 5.06% (-$0.115) for Global Equity Portfolio and 1.91% ($0.151) for Bantam Value Portfolio.

(i) Includes fees paid indirectly. Excluding fees paid indirectly, the ratio of expenses to average net assets would have been 0.89% for Equity Portfolio, 0.90% for International Equity Portfolio, 0.80% for Bond Portfolio, 1.05% for Strategic Yield Portfolio, 0.84% for Small Cap Portfolio, 1.36% for Emerging Markets Portfolio, 1.05% for Global Equity Portfolio and 1.05% for Bantam Value Portfolio.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


(j) If the Investment Manager and Administrator had not waived certain fees and reimbursed certain expenses and the Portfolios had not paid fees indirectly, the ratio of expenses to average net assets (and net investment income per share) would have been 0.87% ($0.220) for Equity Portfolio-Institutional, 1.35% ($0.097) for Equity Portfolio-Open, 1.44% ($0.011) for Mid Cap Portfolio- Institutional, 4.97% ($-0.021) for Mid Cap Portfolio-Open, 0.82% ($0.071) for Small Cap Portfolio-Institutional, 1.23% ($0.001) for Small Cap Portfolio-Open, 1.14% ($0.000) for Bantam Value Portfolio- Institutional, 1.88% ($0.000) for Bantam Value Portfolio-Open, 2.55% ($-0.062) for Global Equity Portfolio-Institutional, 4.23% ($-0.249) for Global Equity Portfolio-Open, 1.61% ($0.004) for International Equity Portfolio-Open, 3.39% ($-0.100) for International Small Cap Portfolio-Open, 1.33% ($0.102) for Emerging Markets Portfolio-Institutional, 1.93% ($0.045) for Emerging Markets Portfolio-Open, 0.81% ($0.587) for Bond Portfolio-Institutional, 1.49% ($0.423) for Bond Portfolio-Open, 1.10% ($0.397) for International Fixed Income Portfolio-Institutional, 2.71% ($0.306) for International Fixed Income Portfolio-Open, 0.95% ($0.805) for Strategic Yield Portfolio-Institutional, and 1.44% ($0.713) for Strategic Yield Portfolio-Open.

(k) Includes fees paid indirectly. Excluding fees paid indirectly, the ratio of expenses to average net assets would have been 0.87% for Equity Portfolio-Institutional, 1.07% for Mid Cap Portfolio-Institutional, 1.37% for Mid Cap Portfolio- Open, 1.33% for Emerging Markets-Institutional, 1.61% for Emerging Markets Portfolio- Open, 0.81% for Bond Portfolio-Institutional, 1.11% for Bond Portfolio-Open, 0.95% for Strategic Yield Portfolio-Institutional, and 1.40% for Strategic Yield Portfolio-Open.



Further information about each such Portfolio's performance is contained in the Fund's annual report for the fiscal year ended December 31, 1997, which may be obtained without charge by writing to the address or calling the appropriate number set forth on the cover page of this Prospectus.

DESCRIPTION OF THE
PORTFOLIOS


GENERAL

Each Portfolio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies. Each Portfolio's shares are classified into two classes - Institutional Shares and Open Shares (each such class being referred to as a "Class"). The Classes are identical, except for the minimum investment requirements and the services offered to and expenses borne by each Class. Open Shares are subject to an annual distribution and service fee at the rate of .25% of the value of the average daily net assets of the Open Class. The fee is payable for advertising, marketing and distributing Open Shares and for ongoing personal services relating to Open Class shareholder accounts and services related to the maintenance of such shareholder accounts pursuant to a Distribution and Servicing Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "Distribution and Servicing Plan." The amounts paid pursuant to the Distribution and Servicing Plan will cause the Open Class to have a higher expense ratio and to pay lower dividends than the Institutional Class. A shareholder in a Portfolio will be entitled to his or her pro rata share of all dividends and distributions arising from the Portfolio's assets and, upon redeeming shares of the Portfolio, will receive the then-current net asset value of the applicable Class represented by the redeemed Portfolio shares. See "Purchase of Shares" and "Redemption of Shares." The Fund may establish, without shareholder approval, additional portfolios which may have different investment objectives, policies or restrictions.



Shares of any Portfolio may be purchased and redeemed through Boston Financial Data Services Inc., the Fund's transfer agent (the "Transfer Agent"), or through a brokerage account with Lazard Freres or through certain other agents. The minimum initial investment for Open Shares of each Portfolio is $10,000, unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $10,000. The minimum initial investment for Institutional Shares of each Portfolio is $1,000,000. The minimum subsequent investment is $1,000 for Open Shares and $5,000 for Institutional Shares. Institutional Shares held by a shareholder whose Fund account's net asset value is less than $1,000,000 are subject to conversion to Open Shares at the option of the Fund and upon notice to the shareholder. For more information, see "Purchase of Shares" and "Redemption of Shares."


INVESTMENT OBJECTIVES
AND POLICIES
Each Portfolio has a different investment objective which it pursues through separate investment policies as described herein. The differences in objectives and policies among the Portfolios determine the types of portfolio securities in which each Portfolio invests, and can be expected to affect the degree of risk to which each Portfolio is subject and its yield or return. The following investment objectives and related policies and activities of each of the Portfolios, except as otherwise indicated, are not fundamental and may be changed by the Fund's Board of Directors without the approval of shareholders. There can be no assurance that any of the Portfolios will achieve its respective investment objective. The types of portfolio securities in which each Portfolio may invest are described in greater detail below and under "Appendix-Certain Portfolio Securities."

EQUITY PORTFOLIOS-These Portfolios will invest principally in equity securities. These Portfolios will engage primarily in a value- oriented search for equity securities before they have attracted wide investor interest. The Investment Manager attempts to identify undervalued securities through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or the potential to improve profitability. The Investment Manager's global investment specialists apply both quantitative and qualitative analysis to securities selection. The Investment Manager focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach). Risk is tempered by diversification of investments.


EQUITY PORTFOLIO

The Equity Portfolio is a diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of companies with relatively large capitalizations that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

Under normal market conditions, the Portfolio will invest at least 80% of its total assets in equity securities, including common stocks, preferred stocks and securities convertible into or exchangeable for common stocks. In addition, at times judged by the Investment Manager to be appropriate, the Equity Portfolio may hold up to 20% of its total assets in U.S. Government securities and debt obligations of domestic corporations rated BBB or better by

Standard & Poor's Ratings Group ("S&P"), or Baa or better by Moody's Investors Service, Inc. ("Moody's"). Obligations rated BBB by S&P or Baa by Moody's are considered investment grade obligations that may have speculative characteristics. See "Appendix-Certain Portfolio Securities-Ratings."

The Portfolio also may invest without limitation in short-term money market instruments of the types described in "Appendix-Certain Portfolio
Securities-Money Market Instruments."

The Portfolio also may invest up to 10% of its total assets in foreign equity or debt securities trading in U.S. markets or listed on a domestic securities exchange or represented by American or Global Depositary Receipts. For a description of the risks associated with investing in foreign securities, see "Investment Considerations and Risks-Foreign Securities."

In addition, the Portfolio may engage in various investment techniques, such as options transactions and, although it has no present intention to do so, leveraging and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix-Investment Techniques" below and "Investment Objectives and Management Policies-Management Policies" in the Statement of Additional Information.


MID CAP PORTFOLIO

The Mid Cap Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of United States companies with market capitalizations in the range of companies represented in the Russell Midcap Index* that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. Market capitalization of a company's stock is its market price per share times the number of shares outstanding. The Russell Midcap Index is composed of selected common stocks of medium-size domestic companies with market capitalizations ranging generally between $1 billion and $5 billion. The Portfolio is not an index fund and will invest in securities that may or may not be included in the Russell Midcap Index. The equity securities in which the Portfolio may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants and American and Global Depositary Receipts.

------------------------------------
*Russell Midcap(TM) is a trademark of Frank Russell Company. The Portfolio is not sponsored, endorsed, sold or promoted by Frank Russell Company.

Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the equity securities of undervalued, medium capitalization issuers. Assets not invested in such equity securities generally will be invested in the equity securities of larger capitalization issuers or investment grade debt securities, including cash equivalents of the types described in "Appendix-Certain Portfolio Securities-Money Market Instruments." The Portfolio also may invest up to 15% of its total assets in foreign equity or debt securities. For a description of the risks associated with investing in foreign securities, see "Investment Considerations and Risks-Foreign Securities."

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limitation in larger capitalization companies or short-term money market instruments of the types described in "Appendix-Certain Portfolio Securities-Money Market Instruments" or hold its assets in cash.


In addition, the Portfolio may engage in various investment techniques, such as options and futures transactions, foreign currency transactions, leveraging, short-selling and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix-Investment Techniques" below and "Investment Objectives and Management Policies -Management Policies" in the Statement of Additional Information.

SMALL CAP PORTFOLIO


The Small Cap Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of United States companies with market capitalizations in the range of companies represented in the Russell 2000 Index** that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. The Russell 2000 Index is composed of selected common stocks of small, generally unseasoned U.S. companies with market capitalizations generally ranging between $200 million and $1 billion. The equity securities in which the Portfolio may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants.


------------------------------------
**Russell 2000(TM) is a trademark of Frank Russell Company. The Portfolio is not sponsored, endorsed, sold or promoted by Frank Russell Company.

Investments generally are made in equity securities of companies which, in the Investment Manager's opinion, have one or more of the following characteristics (the "Small Cap Factors"): (i) are undervalued relative to their earnings power, cash flow, and/or asset values; (ii) have an attractive price/value relationship (i.e., have high returns on equity and/or assets with correspondingly low price-to-book and/or price-to-asset value as compared to the market generally or the companies' industry groups in particular), with expectations that some catalyst will cause the perception of value to change within a 24-month time horizon; (iii) have experienced significant relative under performance and are out of favor due to a set of circumstances which are unlikely to harm a company's franchise or earnings power over the longer term;
(iv) have low projected price-to- earnings or price-to-cash-flow multiples relative to their industry peer group and/or the market in general; (v) have the prospect, or the industry in which the company operates has the prospect, to allow it to become a larger factor in the business and receive a higher valuation as such; (vi) have significant financial leverage but have high levels of free cash flow used to reduce leverage and enhance shareholder value; and (vii) have a relatively short corporate history with the expectation that the business may grow to generate meaningful cash flow and earnings over a reasonable investment horizon.

Under normal market conditions, the Small Cap Portfolio will invest at least 80% of the value of its total assets in the small capitalization equity securities described above. Assets not invested in such small capitalization equity securities generally will be invested in larger capitalization equity securities or debt securities, including cash equivalents.

The Investment Manager believes that the issuers of small capitalization stocks often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in small capitalization stocks can involve greater risk than is customarily associated with larger, more established companies. See "Investment Considerations and Risks-Equity Securities."

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limitation in large capitalization companies or short-term money market instruments of the types described in "Appendix-Certain Portfolio
Securities-Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix-Investment Techniques" below and "Investment Objectives and Management Policies-Management Policies" in the Statement of Additional Information.


BANTAM VALUE PORTFOLIO

The Bantam Value Portfolio is a non-diversified Portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of companies with market capitalizations under $500 million that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. The equity securities in which the Portfolio may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants and American and Global Depositary Receipts. Investments generally are made in equity securities of companies which, in the Investment Manager's opinion, have one or more of the characteristics of the Small Cap Factors, as well as a potential for increasing recognition, market capitalization and value. See "Small Cap Portfolio" above.

Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the small capitalization equity securities described above. Assets not invested in such small capitalization equity securities generally will be invested in larger capitalization equity securities or investment grade debt securities, including cash equivalents of the types described in "Appendix - Certain Portfolio Securities - Money Market Instruments." For a description of the risks associated with investing in small capitalization equity securities, see "Investment Considerations and Risks-Equity Securities."


When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in large capitalization companies or short-term money market instruments of the types described in "Appendix-Certain Portfolio
Securities-Money Market Instruments" or hold its assets in cash.


The Portfolio also may invest up to 10% of its total assets in foreign equity or debt securities trading in U.S. markets or listed on a domestic securities exchange or represented by American or Global Depositary Receipts. For a description of the risks associated with investing in foreign securities, see "Investment Considerations and Risks-Foreign Securities."

In addition, the Portfolio may engage in various investment techniques, such as options transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix-Investment Techniques" below and "Investment Objectives and Management Policies-Management Policies" in the Statement of Additional Information.


GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of companies, both U.S. and non-U.S., with relatively large capitalizations that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. The Portfolio engages in a value-oriented search for equity securities of issuers located anywhere in the world. In selecting investments for the Portfolio, the Investment Manager attempts to identify inexpensive markets worldwide, including the United States, through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or potential to improve profitability. In addition, the Investment Manager seeks to identify companies that it believes are financially productive and undervalued in those markets.


Under normal market conditions, the Portfolio expects to invest at least 80% of its assets in the equity securities of companies within not less than four countries, including the United States. The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time in accordance with the Investment Manager's judgment. With a focus on stock picking, the country allocation decision is an outgrowth of stock selection and is used as an overlay and risk control mechanism to enhance diversification. Nonetheless, the Investment Manager currently intends to invest not less than 25% of the Portfolio's assets in securities of U.S. issuers. For a description of the risks associated with investing in foreign securities, see "Investment Considerations and Risks-Foreign Securities."


The Portfolio's assets are expected to be invested principally in equity securities, including American and Global Depositary Receipts, and in convertible bonds and other convertible securities. The Portfolio is not required to invest exclusively in equity securities, and, if deemed advisable, the Portfolio may invest up to 20% of the value of its total assets in fixed-income securities. The Portfolio will not invest in fixed-income securities rated lower than investment grade.

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments of the types described in "Appendix-Certain Portfolio Securities-Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix-Investment Techniques" below and "Investment Objectives and Management Policies-Management Policies" in the Statement of Additional Information.


INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in the equity securities of non-United States companies (i.e., incorporated or organized outside the United States) that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. The Portfolio is not required to invest exclusively in common stocks or other equity securities, and, if deemed advisable, the Portfolio may invest up to 20% of the value of its total assets in fixed-income securities and short-term money market instruments. The Portfolio will not invest in fixed-income securities rated lower than investment grade. In addition, the Portfolio may have substantial investments in American and Global Depositary Receipts and in convertible bonds and other convertible securities.

The Investment Manager currently intends to invest the Portfolio's assets in companies based in Continental Europe, the United Kingdom, the Pacific Basin and in such other areas and countries as the Investment Manager may determine from time to time. Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the equity securities of companies within not less than three different countries (not including the United States). The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of the Investment Manager. For a description of the risks associated with investing in foreign securities, see "Investment Considerations and Risks-Foreign Securities."

The Investment Manager recognizes that some of the best opportunities are in securities not generally followed by investment professionals. Thus, the Investment Manager relies on its research capability and also maintains a dialogue with foreign brokers and with the management of foreign companies in an effort to gather the type of "local knowledge" that it believes is critical to successful investment abroad. To this end, the Investment Manager communicates with its affiliates, Lazard Freres Gestion Banque in Paris, Lazard Asset Management Ltd. in London and Lazard Japan Asset Management K.K. in Tokyo, for information concerning current business trends, as well as for a better understanding of the management of local businesses.

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments of the types described in "Appendix-Certain Portfolio Securities-Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix-Investment Techniques" below and "Investment Objectives and Management Policies-Management Policies" in the Statement of Additional Information.


INTERNATIONAL SMALL CAP
PORTFOLIO

The International Small Cap Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of non-United States companies with market capitalizations under $1 billion that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. The Portfolio will invest in equity securities listed on national or regional securities exchanges or traded over-the-counter of companies based in Continental Europe, the United Kingdom, the Pacific Basin, Latin America, Canada and such other areas as the Investment Manager may determine from time to time. The Portfolio also may invest in American and Global Depositary Receipts and in convertible bonds and other convertible securities. In selecting investments for the Portfolio, the

Investment Manager will attempt to ascertain undervalued markets world-wide through traditional measures of value and identify securities within such markets which, in the Investment Manager's opinion, have one or more of the characteristics of the Small Cap Factors listed under "Small Cap Portfolio."


Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the small capitalization equity securities described above. Assets not invested in such small capitalization equity securities generally will be invested in larger capitalization equity securities or investment grade debt securities, including cash equivalents of the types described in "Appendix-Certain Portfolio Securities-Money Market Instruments." For a description of the risks associated with investing in small capitalization equity securities, see "Investment Considerations and Risks-Equity Securities."


Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in the equity securities of companies in not less than three different countries (not including the United States). The remaining portion of the assets of the Portfolio may be invested in the same or different countries. The percentage of the Portfolio's assets invested in a particular geographic sector may shift from time to time in accordance with the judgment of the Investment Manager. See "Investment Considerations and Risks-Foreign Securities."

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments of the types described in "Appendix-Certain Portfolio Securities-Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix-Investment Techniques" below and "Investment Objectives and Management Policies-Management Policies" in the Statement of Additional Information.


EMERGING MARKETS PORTFOLIO

The Emerging Markets Portfolio is a non-diversified portfolio the investment objective of which is to seek long-term capital appreciation. The Portfolio invests primarily in securities of issuers that are located, or doing significant business, in emerging market countries that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. Emerging markets include countries where political and economic trends have produced or are producing a more stable economic environment, developed or developing financial markets and investment liquidity. Factors affecting a determination of an emerging market include a legitimate program to reduce government spending and deficits and reduce excessive regulation of commercial activity, including reducing tax rates, control of inflation, lower trade barriers, stability of currency exchange rates, increasing foreign and domestic investment, privatization of state-owned companies and expansion of developed financial product exchanges.


Although the Portfolio may invest in any issuer in an emerging market, the Portfolio is likely to focus on, but not be limited to, Latin America, the Pacific Basin and Europe.



Under normal market conditions, the Portfolio will invest at least 65% of its total assets in securities of issuers located, or doing significant business, in emerging market countries. The Portfolio will invest at least 65% of its total assets in securities of companies in not less than three different countries (not including the United States). The remaining portion of the Portfolio's assets may be invested in the same or different countries. The percentage of the Portfolio's assets invested in particular emerging markets may shift from time to time in accordance with the Investment Manager's judgment. Emerging market countries generally will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Currently, the countries not included in these categories are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom and United States. For a description of the risks associated with investing in emerging markets, see "Investment Considerations and Risks-Foreign Securities."



The Portfolio invests primarily in equity securities of issuers located, or doing significant business, in emerging markets including: issuers organized under the laws of the emerging market country or for which the principal trading market for such securities is located in the emerging market country or issuers, wherever organized, when the issuer's principal activities are in the emerging market country. The Portfolio may invest in closed-end investment companies investing in emerging market securities. The Portfolio also may invest in American and Global Depositary Receipts with respect to emerging market securities.


Although the Portfolio expects to invest principally in equity securities of emerging markets issuers, there is no requirement that the Portfolio invest exclusively in equity securities. When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may invest without limitation in fixed-income securities or assume a temporary defensive position and invest in the equity securities of U.S. companies or short-term money market instruments of the types described in "Appendix-Certain Portfolio Securities-Money Market Instruments" or hold its assets in cash.


In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix-Investment Techniques" below and "Investment Objectives and Management Policies-Management Policies" in the Statement of Additional Information.


FIXED-INCOME PORTFOLIOS-These Portfolios will invest principally in fixed-income securities. The Investment Manager attempts to generate sound investment performance while controlling return volatility by using an active, bottom-up investment approach. This approach emphasizes security selection, relative value and long-term strategic allocations instead of interest rate timing and short-term sector rotation. The Investment Manager generally focuses its bottom-up strategy to identify sectors which often may be under-researched or unpopular. Risk is tempered by diversification of investments.


BOND PORTFOLIO

The Bond Portfolio is a non-diversified portfolio the investment objective of which is to build and preserve capital. The Portfolio invests in a range of bonds and fixed-income securities, including mortgage-backed securities, asset-backed securities, municipal securities, corporate fixed-income securities, preferred stock and U.S. Government securities. The percentage of the Portfolio's assets invested in a particular fixed-income sector may shift from time to time in accordance with the Investment Manager's judgment.



The Portfolio invests the major portion of its assets in bonds and other fixed-income securities rated investment grade by S&P or Moody's or, if not rated, of comparable quality as determined by the Investment Manager. The Portfolio may invest up to 10% of the value of its total assets in bonds and other fixed-income securities rated lower than investment grade and as low as the lowest rating assigned by S&P and Moody's or, if not rated, of comparable quality as determined by the Investment Manager. Securities rated below investment grade are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative. Securities rated C by Moody's or D by S&P, which is the lowest rating assigned by such rating organizations, are in default and interest and/or repayment of principal is in arrears. For a description of the risks associated with investing in securities rated below investment grade, see "Investment Considerations and Risks-Lower Rated Securities" and "Appendix-Certain Portfolio Securities-Ratings."



The Portfolio will invest, under normal market conditions, at least 80% of the value of its total assets in bonds or other debt instruments with maturities of greater than one year. Under normal market conditions, the Investment Manager anticipates that the Portfolio's effective duration will range between two and seven years. However, there may be times when, in the Investment Manager's judgment, the Portfolio's effective duration may extend beyond this range, because of extreme economic conditions or extreme undervaluation or overvaluation in the fixed-income markets. The Portfolio's "duration" is a measure of the price sensitivity of its investment portfolio, including expected cash flow, redemptions and mortgage prepayments under a wide range of interest rate conditions. In computing the duration of the Portfolio's investment portfolio, the Investment Manager will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates. The Portfolio's effective duration generally will be shorter than the Portfolio's average maturity.

The Investment Manager analyzes sectors of the fixed-income market based on yield spread premiums relative to the U.S. Treasury obligations market. Using a variety of valuation techniques, the Investment Manager establishes a yield spread it believes represents the fair value compensation or yield spread premium required to justify the risk of investing in a given sector. The Portfolio will focus on sectors of the fixed-income market which offer compensation in excess of the fair value yield spread.


The Investment Manager selects individual securities based on maturity, duration and sector characteristics, including yield spread premium relative to risk characteristics. In determining the risk characteristics of a particular security, the Investment Manager analyzes credit quality, event risk, call features and diversification, as well as the terms of the bond indenture pursuant to which the security is issued. In addition to the qualitative analysis of sectors and securities, the Investment Manager applies quantitative valuation models to search for value across the entire fixed-income market for securities that meet the Portfolio's investment criteria. Special attention is paid to the valuation of call features and other options.

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in short-term money market instruments of the types described in "Appendix-Certain Portfolio Securities-Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix-Investment Techniques" below and "Investment Objectives and Management Policies-Management Policies" in the Statement of Additional Information.



HIGH YIELD PORTFOLIO



The High Yield Portfolio is a non-diversified portfolio the investment objective of which is to seek maximum total return, consisting of capital appreciation and current income. The Portfolio invests principally in domestic high-yielding fixed-income securities rated below investment grade. Investments in fixed-income securities rated below investment grade are subject to a greater risk of loss of principal and non-payment of interest. Investors should carefully assess the risks associated with an investment in this Portfolio.



Under normal market conditions, the Portfolio will invest at least 80% of the value of its net assets in bonds, debentures, notes and other debt instruments rated below investment grade by S&P or Moody's, or, if unrated, determined by the Investment Manager to be of comparable quality. The Portfolio may invest in securities rated C by Moody's or D by S&P, which is the lowest rating assigned by such rating organizations and indicates that the securities are in default and interest and/or repayment of principal is in arrears. The securities in which the Portfolio may invest also include mortgage-related securities, asset-backed securities, zero coupon securities, municipal securities, preferred stock, convertible debt obligations and convertible preferred stock. The issuers of such securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities. The Portfolio may invest in companies in, or governments of, developing countries. See "Investment Considerations and Risks-Foreign Securities."

The Portfolio's investment in high-yield debt securities may cause the Portfolio's share price to be highly volatile at times. Securities rated below investment grade carry a high degree of risk and are considered speculative by the credit rating agencies. Bond prices are inversely related to interest rate changes; however, bond price volatility also is inversely related to the coupon rate. Accordingly, below investment grade debt securities may be relatively less sensitive to interest rate changes than higher quality debt securities of comparable maturity, because of their higher coupon rate. This higher coupon rate is what the investor receives in return for bearing greater credit risk. The higher credit risks associated with below investment grade debt securities potentially can have greater affect on the value of such securities than may be the case with higher quality issues of comparable maturity. For a further description of the risks associated with investing in securities in the lower rating categories, see "Investment Considerations and Risks-Lower Rated Securities" and "Appendix-Certain Portfolio Securities-Ratings." The Portfolio may hold securities rated investment grade (or unrated securities of comparable quality) when the yield differential between below investment grade and investment grade securities narrows and the risk of loss may be reduced with only a relatively small reduction in yield.


When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest all of its assets in securities rated investment grade or short-term money market instruments of the types described in "Appendix-Certain Portfolio
Securities-Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions, leveraging, lending portfolio securities and short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix-Investment Techniques" below and "Investment Objectives and Management Policies-Management Policies" in the Statement of Additional Information.


INTERNATIONAL FIXED INCOME
PORTFOLIO

The International Fixed Income Portfolio is a non-diversified portfolio the investment objective of which is to seek high total return from a combination of current income and capital appreciation, consistent with what the Investment Manager considers to be prudent investment risk. The Portfolio invests primarily in foreign fixed-income securities of varying maturities, typically greater than one year. Under normal market conditions, the Investment Manager anticipates that the Portfolio's effective duration will range between two and eight years. The Portfolio's effective duration generally will be shorter than the Portfolio's average maturity. The Portfolio's "duration" is a measure of the price sensitivity of its investment portfolio, including expected cash flow, redemptions and mortgage prepayments under a wide range of interest rate conditions. See "Bond Portfolio" above for a discussion of duration.

The Portfolio seeks high current yields by investing in a portfolio of fixed-income securities, such as bonds, debentures, notes, convertible debt obligations, and mortgage-related and asset-backed securities, denominated in a range of foreign currencies and in the U.S. dollar. Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the fixed-income securities of companies within, or governments, political subdivisions, authorities, agencies or instrumentalities of, not less than three different countries (not including the United States). The Portfolio has the flexibility to invest in any region of the world. The Investment Manager currently intends to invest the Portfolio's assets principally in fixed-income securities of companies within, or governments of, Continental Europe, the United Kingdom, Canada, the Pacific Basin and in such other areas and countries as the Investment Manager may determine from time to time, including countries that are considered emerging market countries at the time of investment. See "Emerging Markets Portfolio." For a description of the risks associated with investing in foreign securities, see "Investment Considerations and Risks-Foreign Securities." The Portfolio also may invest in American or Global Depositary Receipts issued in relation to a pool of fixed-income securities in which the Portfolio could invest directly.

At least 85% of the Portfolio's total assets will be invested in (i) fixed-income securities rated investment grade by S&P or Moody's; (ii) commercial paper issued by foreign or U.S. companies rated A or better by S&P or Prime-2 or better by Moody's; or (iii) fixed-income securities or commercial paper that, if unrated, is determined by the Investment Manager to be of comparable quality. Up to 15% of the value of the Portfolio's total assets may be invested in high yield, high risk fixed-income securities that are rated below investment grade and as low as the lowest rating assigned by S&P and Moody's or, if unrated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated below investment grade are considered to be predominantly speculative. The Portfolio has no current intention of investing more than 5% of its total assets in securities that are in default. For a description of the risks associated with investing in fixed-income securities rated below investment grade, see "Investment Considerations and Risks-Lower Rated Securities" and "Appendix-Certain Portfolio Securities-Ratings."


When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in high quality short-term debt securities or money market instruments of the types described in "Appendix-Certain Portfolio
Securities-Money Market Instruments" or hold its assets in cash.


In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix -Investment Techniques" below and "Investment Objectives and Management Policies-Management Policies" in the Statement of Additional Information.


STRATEGIC YIELD PORTFOLIO

The Strategic Yield Portfolio is a non-diversified portfolio the investment objective of which is to seek total return on its assets by placing approximately equal emphasis on capital appreciation and current income. The Portfolio invests in a wide variety of domestic and foreign fixed-income securities, including those of emerging markets and non-traditional sectors. See "Emerging Markets Portfolio." Investors should carefully assess the risks associated with an investment in this Portfolio.



Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in fixed-income securities, such as bonds, debentures, notes, convertible debt obligations, convertible preferred stocks, structured notes, and mortgage- backed and asset-backed securities. At least 95% of these obligations when purchased by the Portfolio will have a rating of at least CCC by S&P or Caa by Moody's or, if not rated, will be of comparable quality as determined by the Investment Manager. The remaining 5% may be rated as low as the lowest rating assigned by S&P and Moody's. Consequently, the Portfolio may invest all of its assets in fixed-income securities rated below investment grade. For a description of the risks associated with investing in securities rated below investment grade, see "Investment Considerations and Risks-Lower Rated Securities" and "Appendix-Certain Portfolio Securities-Ratings." The Portfolio may invest up to 50% of its total assets in non-U.S. dollar denominated fixed-income securities of foreign issuers. The Portfolio may invest without limitation in U.S. dollar denominated fixed-income securities of foreign issuers. See "Investment Considerations and Risks-Foreign Securities." The Portfolio also may invest in American or Global Depositary Receipts issued in relation to a pool of fixed-income securities in which the Portfolio could invest directly.



In selecting investments for the Portfolio, the Investment Manager will take into consideration several factors including the issuer, industry, credit rating, currency, country and, in certain cases, the terms of a security's indenture. The Investment Manager will focus on individual issues with appropriate maturity, duration, currency and sector characteristics. Individual securities will be selected by the Investment Manager based on their yield relative to their risk characteristics. In determining the risk characteristics of a particular security, the Investment Manager will analyze the creditworthiness of the issuer as well as the terms of the indenture pursuant to which the security is issued.


The Investment Manager expects most of the Portfolio's investment securities will pay cash income. In a limited number of cases, however, "zero coupon" or "pay-in-kind" high-yield securities may be purchased when, in the Investment

Manager's opinion, they offer exceptional value relative to their risk. See "Appendix-Certain Portfolio Securities-Zero Coupon Securities." Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held by the Portfolio or from a general decline in interest rates or both.


When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in investment grade debt securities or short-term money market instruments of the types described in "Appendix-Certain Portfolio
Securities-Money Market Instruments" or hold its assets in cash.


In addition, the Portfolio may engage in various investment techniques, such as options transactions, foreign currency transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix-Investment Techniques" below and "Investment Objectives and Management Policies-Management Policies" in the Statement of Additional Information.

INVESTMENT CONSIDERATIONS
AND RISKS
GENERAL -Since each Portfolio will pursue different types of investments, the risks of investing will vary depending on the Portfolio selected for investment. Before investing in a Portfolio, each investor should assess the risks associated with the types of investments made by the Portfolio. The net asset value per share of each Portfolio should be expected to fluctuate. Investors should consider each Portfolio as part of an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.

EQUITY SECURITIES-(All Portfolios, except the Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio). Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors.

The securities of the smaller companies in which the Small Cap, International Small Cap, Emerging Markets and Bantam Value

Portfolios may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, and thus may create a greater chance of loss than by investing in securities of larger capitalization companies.

FIXED-INCOME SECURITIES-(All Portfolios) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.


The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain portfolio securities, such as those rated below investment grade by S&P and Moody's, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix-Certain Portfolio Securities-Ratings" below and "Appendix" in the Statement of Additional Information.


Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. A Portfolio investing in such securities may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

MORTGAGE-RELATED SECURITIES-(Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio) Mortgage-related securities are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile or less liquid than more traditional debt securities. Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties. In addition, as described below, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their values highly volatile.

In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if the market value of the security declines whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by these Portfolios, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Portfolio. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity (but not past its stated maturity), which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Portfolio's mortgage-related securities to decrease broadly, the Portfolio's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

FOREIGN SECURITIES-(All Portfolios, except the Small Cap Portfolio) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.


Because evidences of ownership of such securities usually are held outside the United States, the Portfolios will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.


With respect to the Emerging Markets, International Fixed Income, Strategic Yield and High Yield Portfolios, emerging market countries have economic structures that generally are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many emerging market countries providing investment opportunities for these Portfolios have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.


Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.


FOREIGN CURRENCY TRANSACTIONS-(All Portfolios, except the Equity Portfolio, Small Cap Portfolio, Bantam Value Portfolio and Bond Portfolio) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix-Investment Techniques-Foreign Currency Transactions."


USE OF DERIVATIVES-(All Portfolios) Each Portfolio may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives a Portfolio may use, to the extent described above, may include options and futures, mortgage-related securities and asset-backed securities. While Derivatives can be used effectively in furtherance of a Portfolio's investment objective, under certain market conditions, they can increase the volatility of a Portfolio's net asset value, decrease the liquidity of a Portfolio's securities, and make more difficult the accurate pricing of a Portfolio's securities. See "Appendix - Investment Techniques-Use of Derivatives" below, and "Investment Objectives and Management Policies-Management Policies-Derivatives" in the Statement of Additional Information.

LOWER RATED SECURITIES-(Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio) The High Yield Portfolio invests primarily, and each other such Portfolio may invest a portion of its assets, in higher yielding (and, therefore, higher risk) debt securities such as those rated below investment grade by S&P and Moody's. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Portfolio to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. See "Appendix-Certain Portfolio Securities -Ratings."


PORTFOLIO TURNOVER-(All Portfolios) No Portfolio will consider portfolio turnover to be a limiting factor in making investment decisions. The Investment Manager anticipates that, under normal market conditions, the portfolio turnover rate of each of the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Bantam Value Portfolio, Global Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio will not exceed 100%. The annual portfolio turnover rate of the Bond Portfolio, International Fixed Income Portfolio, Strategic Yield Portfolio and High Yield Portfolio may exceed 200% (but is not expected to exceed 300%). A portfolio turnover rate of 100% is equivalent to the Portfolio buying and selling all of the securities in its portfolio once in the course of a year. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate. Such expenses are borne by the Portfolio and its shareholders and may result in the realization of substantial net short-term capital gains.



NON-DIVERSIFIED PORTFOLIOS-(All Portfolios, except the Equity Portfolio) Each Portfolio, other than the Equity Portfolio, is classified as a "non-diversified" investment company, which means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The Equity Portfolio is a "diversified" investment company, which is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each non-diversified Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of these Portfolios may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter no Portfolio may have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

SIMULTANEOUS INVESTMENT BY OTHER PORTFOLIOS OR FUNDS-(All Portfolios) Investment decisions for each Portfolio are made independently from those of the other portfolios and accounts managed by the Investment Manager. If, however, such other portfolios or accounts desire to invest in, or dispose of, the same securities as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.


YEAR 2000 RISKS-(All Portfolios) Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Investment Manager is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.



MANAGEMENT OF THE FUND
AND THE PORTFOLIOS
DIRECTORS
The Board of Directors, under     applicable laws of the State of Maryland, in
addition to supervising the actions of the Investment Manager, as set forth below, decides upon matters of general policy.

INVESTMENT MANAGER AND
INVESTMENT MANAGEMENT
AGREEMENTS
Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, has entered into investment management agreements (the "Management Agreements") with the Fund on behalf of each of the Portfolios. Pursuant to the Management Agreements, the Investment Manager regularly will provide the Portfolios with investment research, advice and supervision and continuously furnish an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

The Investment Manager also is responsible for the selection of brokers and dealers to effect securities transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Brokerage commissions may be paid to Lazard Freres for executing securities transactions if the use of Lazard Freres is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers. The allocation of brokerage transactions also may take into account a broker's sales of Portfolio shares. See "Portfolio Transactions" in the Statement of Additional Information.



The Investment Manager is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the Securities and Exchange Commission (the "Commission") and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. The Investment Manager provides investment management services to client discretionary accounts with assets totaling approximately $53 billion as of December 31, 1997. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the relevant Portfolio's average daily net asset value. The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 31, 1997, the Investment Manager waived a portion of its management fees with respect to each Portfolio (other than the High Yield Portfolio, which had not commenced operations) which resulted in the Portfolios paying the Investment Manager a management fee at the effective annual rate set forth below as a percentage of the relevant Portfolio's average daily net asset value.



                                        EFFECTIVE
                                         ANNUAL
                                         RATE OF
                        INVESTMENT      INVESTMENT
                        MANAGEMENT      MANAGEMENT
NAME OF PORTFOLIO      FEE PAYABLE     FEE PAID
---------------------- -------------   -----------
Equity Portfolio            .75%          .75%
Mid Cap Portfolio           .75%          .43%
Small Cap Portfolio         .75%          .75%
Bantam Value
 Portfolio                  .75%          .65%
Global Equity
 Portfolio                  .75%          .00%
International Equity
 Portfolio                  .75%          .75%
International Small
 Cap Portfolio              .75%          .74%
Emerging Markets
 Portfolio                 1.00%          .99%
Bond Portfolio              .50%          .47%
High Yield Portfolio        .75%           N/A
International Fixed
 Income Portfolio           .75%          .69%
Strategic Yield
 Portfolio                  .75%          .75%

Each Portfolio bears all expenses not specifically assumed by the Investment Manager, including, among others, the fee payable to the Investment Manager, the fees of the Directors who are not "affiliated persons" of the Investment Manager, the expenses of all Directors, the fees and out-of-pocket expenses of the Fund's custodian and the transfer and dividend disbursing agent and, with respect to Open Shares only, the fee payable under the Distribution and Servicing Plan. See "Distribution and Servicing Plan." Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio. For a more detailed description of the expenses borne by the Portfolios, see "Management" and "Distribution and Servicing Plan" in the Statement of Additional Information. For a description of expense reimbursement arrangements, see "Annual Operating Expenses."



PRINCIPAL PORTFOLIO MANAGERS

All of the Portfolios are managed on a team basis. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of each of the Portfolios are as follows:

EQUITY PORTFOLIO-HERBERT W. GULLQUIST (since inception) and MICHAEL S. ROME (since 1991)

MID CAP PORTFOLIO-HERBERT W. GULLQUIST and EILEEN ALEXANDERSON (each since inception)

SMALL CAP PORTFOLIO-HERBERT W. GULLQUIST and EILEEN ALEXANDERSON (each since inception)

BANTAM VALUE PORTFOLIO-HERBERT W. GULLQUIST and EILEEN ALEXANDERSON (each since inception)

GLOBAL EQUITY PORTFOLIO-HERBERT W. GULLQUIST, JOHN R. REINSBERG and MICHAEL S. ROME (each since inception)

INTERNATIONAL EQUITY PORTFOLIO-HERBERT W. GULLQUIST (since inception) and JOHN
R. REINSBERG (since January 1992)

INTERNATIONAL SMALL CAP PORTFOLIO-HERBERT W. GULLQUIST and JOHN R. REINSBERG (each since inception)

EMERGING MARKETS PORTFOLIO-HERBERT W. GULLQUIST and JOHN R. REINSBERG (each since inception)

BOND PORTFOLIO-THOMAS F. DUNN (since January 1, 1995) and IRA O. HANDLER (since August 1997)

HIGH YIELD PORTFOLIO-PETER R.S. BAKKER and THOMAS F. DUNN (each since inception)

INTERNATIONAL FIXED INCOME PORTFOLIO-THOMAS F. DUNN (since

January 1995) and IRA O. HANDLER (since June 1992)


STRATEGIC YIELD PORTFOLIO-THOMAS F. DUNN (since January 1995) and IRA O. HANDLER (since 1993)


BIOGRAPHICAL INFORMATION OF PRINCIPAL PORTFOLIO MANAGERS


EILEEN ALEXANDERSON. Ms. Alexanderson has been a Managing Director of the Investment Manager since January, 1997. Prior thereto, Ms. Alexanderson was a Senior Vice President and has been a Small Cap/ Mid Cap Portfolio Manager since the inception of the Portfolios.


PETER R.S. BAKKER. Mr. Bakker has been a Senior Vice President of the Investment Manager since January 1998, (a Vice President from January 1996 to January 1998) and has been a Portfolio Manager with the Investment Manager since May 1995. Prior thereto, he was a Senior Vice President of NatWest Markets.


THOMAS F. DUNN. Mr. Dunn is a Managing Director of the Investment Manager and has been a Fixed Income Portfolio Manager of the Investment Manager since January 1, 1995. Prior thereto, he was a Senior Vice President of Goldman Sachs Asset Management.


HERBERT W. GULLQUIST. Mr. Gullquist has been Vice Chairman of the Investment Manager since 1997 and a Managing Director and Chief Investment Officer of the Investment Manager since 1982.

IRA O. HANDLER. Mr. Handler has been a Managing Director of the Investment Manager since January 1998, (a Senior Vice President from January 1994 to January 1998) and has been a Global & Emerging Fixed- Income Portfolio Manager of the Investment Manager since 1992.


JOHN R. REINSBERG. Mr. Reinsberg is a Managing Director of the Investment Manager and has been an International/Global Equity Portfolio Manager of the Investment Manager since 1992.

MICHAEL S. ROME. Mr. Rome is a Managing Director of the Investment Manager and has been a U.S./Global Equity Portfolio Manager of the Investment Manager since 1991.


ADMINISTRATOR


State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as each Portfolio's administrator pursuant to an Administration Agreement with the Fund. Under the Administration Agreement, State Street receives from each Portfolio, an annual fee of $45,000 plus .02% of the value of such Portfolio's average daily net assets up to $1 billion and .01% of such assets in excess of $1 billion.

DISTRIBUTOR

Under the terms of a distribution agreement with the Fund, Lazard Freres acts as distributor for the Portfolios.


CUSTODIAN; TRANSFER AND DIVIDEND DISBURSING AGENT

State Street has been retained to act as Custodian of the Portfolios' investments. Boston Financial Data Services Inc., an affiliate of State Street, serves as the Fund's Transfer and Dividend Disbursing Agent. Neither the Custodian nor the Transfer Agent has any part in deciding any of the Portfolio's investment policies or which securities are to be purchased or sold for any Portfolios. Subject to the supervision of the Fund's Board of Directors, the Custodian may enter into subcustodial arrangements on behalf of any of the Portfolios for the holding of foreign securities.



PURCHASE OF SHARES


GENERAL


The minimum initial investment     for each Portfolio is $10,000 for Open
Shares, unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $10,000, and $1,000,000 for Institutional Shares. Subsequent investments for each Portfolio must be at least $1,000 for Open Shares and $5,000 for Institutional Shares. For directors, members and employees of Lazard Freres and its affiliates, and the trustees of benefit plans covering any of the foregoing individuals, the minimum initial investment for each Portfolio is $5,000 for Institutional Shares. The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into special arrangements with the Fund or Lazard Freres and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.



Portfolio shares are sold without a sales charge. Securities dealers and other institutions effecting transactions in Portfolio shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. The Fund and Lazard Freres reserve the right to reject any purchase order. All funds will be invested in full and fractional shares. Stock certificates will not be issued.


Shares of each Portfolio may be purchased in exchange for securities which are permissible investments of that Portfolio, subject to the Investment Manager's determination that the securities are acceptable. Securities accepted in exchange for Portfolio shares will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange for Portfolio shares are required to be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, The Nasdaq Stock Market, a recognized non-U.S. exchange or non-Nasdaq listing with at least two market makers.

Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts traded on national securities exchanges will be valued as of the close of trading on such exchanges (currently 4:10 p.m., New York time). Net asset value per share of each Class for each Portfolio is computed by dividing the value of the Portfolio's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. Equity securities typically are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Board. Debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. Other debt securities are valued using available market quotations or at fair value which may be determined by one or more pricing services. For further information regarding the methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.


PURCHASES THROUGH THE
TRANSFER AGENT

Orders for Portfolio shares will become effective at the net asset value per share next determined after receipt by the Transfer Agent or other agent of a check drawn on any member of the Federal Reserve System or after receipt by the Custodian or other agent of a bank wire or Federal Reserve Wire. Checks must be payable in United States dollars and will be accepted subject to collection at full face value. The Transfer Agent and Lazard Freres, in certain cases, may agree to next day settlement for certain purchases through the Transfer Agent.

By investing in a Portfolio, a shareholder appoints the Transfer Agent, as agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares. See "Dividends and Distributions."


INITIAL PURCHASE BY WIRE

1. Telephone toll free from any continental state: (800) 986-3455. Give the Portfolio(s) and Class of shares to be invested in, name(s) in which shares are to be registered, address, social security or tax identification number (where applicable), dividend payment election, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. An account number will be assigned.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($10,000 or more for Open Shares or $1,000,000 or more for Institutional Shares), giving the wiring bank the account name(s) and assigned account number, to the Custodian:

 ABA #: 011000028 State Street Bank and Trust Company Boston, Massachusetts
            Custody and Shareholder Services Division

 DDA 9905-2375
     Attention: (Name of Portfolio and  Class of Shares)
     The Lazard Funds, Inc.
     Shareholder's Name and Account  Number


3. Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the Transfer Agent:

     Boston Financial Data Services Inc.
     P.O. Box 9363
     Boston, Massachusetts
     02205-9363
     Attention: (Name of Portfolio and  Class of Shares)
     The Lazard Funds, Inc.


ADDITIONAL PURCHASES BY WIRE


Instruct the wiring bank to transmit the specified amount ($1,000 or more for Open Shares, or $5,000 or more for Institutional Shares) in federal funds to State Street Bank and Trust Company as instructed in Item 2 above.


INITIAL PURCHASE BY MAIL


1. Complete a Purchase Application. Indicate the services to be used.


2. Mail the Purchase Application and a check for $10,000 or more for Open Shares, or $1,000,000 or more for Institutional Shares, payable to the Portfolio whose shares are to be purchased, to

Boston Financial Data Services Inc. at the address set forth in Item 3 above.


ADDITIONAL PURCHASES BY MAIL

1. Make a check ($1,000 or more for Open Shares, or $5,000 or more for Institutional Shares) payable to the Portfolio whose shares are to be purchased. Write the shareholder's account number on the check.

2. Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to Boston Financial Data Services Inc. at the address set forth in Item 3 above.


All purchases made by check should be in U.S. dollars and made payable to "The Lazard Funds, Inc." Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemption proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days.



PURCHASES THROUGH A LAZARD Freres BROKERAGE ACCOUNT

Shares of all of the Portfolios are sold by Lazard Freres only to customers of Lazard Freres without a sales charge, on a continuing basis at the net asset value of the Portfolio next determined after receipt of a purchase order by Lazard Freres. Payments must be made to Lazard Freres within three business days of the order. Because Lazard Freres does not forward investors' funds until the business day on which the order is settled, it may benefit from temporary use of these funds. See "Management" in the Statement of Additional Information. Please contact your Lazard Freres account representative for specific instructions on how to purchase Portfolio shares through your Lazard Freres brokerage account.


PURCHASES THROUGH THE
AUTOMATIC INVESTMENT PLAN
(OPEN SHARES ONLY)

Investors may participate in the Automatic Investment Plan and purchase Open Shares of any Portfolio at regular intervals selected by the investor. Provided the investor's bank or other institution allows automatic withdrawals, funds in the investor's designated bank account will be debited in the specified amount and invested in Open Shares of one or more of the Portfolios through the use of electronic fund transfers or automatic bank drafts. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. Investors should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. The minimum periodic investment is $250. Contact the Fund to obtain an Automatic Investment Plan application.


INDIVIDUAL RETIREMENT ACCOUNTS (OPEN SHARES ONLY)

The Fund may be used as an investment for existing IRAs. Shares may be purchased for IRAs established with other authorized custodians using a regular Fund application.

A Direct IRA rollover account may be established with the Fund through a custodial account with State Street. Completion of a Lazard Funds IRA application is required in order to create such an account. The minimum initial investment for an IRA rollover account is $10,000. Contributions to IRAs are subject to limits set by the Internal Revenue Service. For a Direct IRA Account, a $5 establishment fee and an annual $12 maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call the Fund at 1-800-823-6300.


REDEMPTION OF SHARES


GENERAL

Upon receipt by the Transfer Agent, Lazard Freres or other agent of a redemption request in proper form, Portfolio shares will be redeemed at their next determined net asset value. See "Determination of Net Asset Value." For the shareholder's convenience, the Fund has established several different redemption procedures.


The Fund imposes no charges when shares are redeemed. Securities dealers and other institutions may charge their clients a fee for effecting redemptions of Portfolio shares.



Payment of redemption poceeds may be made in securities. The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or the Exchange is closed, other than customary weekend and holiday closings, (ii) the Commission has by order permitted such suspension or (iii) an emergency, as defined by rules of the Commission, exists making disposal of portfolio securities or determination of the value of the net assets of the Portfolios not reasonably practicable.



The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.


The Fund has secured a $50 million committed line of credit from State

Street to assist in meeting redemption requests when deemed necessary.


REDEMPTIONS THROUGH THE TRANSFER AGENT

SHAREHOLDERS OF A PORTFOLIO WHO DO NOT HAVE A BROKERAGE ACCOUNT WITH LAZARD Freres SHOULD SUBMIT THEIR REDEMPTION REQUESTS TO THE TRANSFER AGENT BY MAIL (SEE ITEMS 1-4 BELOW). Redemption requests should be mailed to the Transfer Agent at the address set forth in Item 4 below. Upon receipt by the Transfer Agent of a redemption request in proper form, Portfolio shares will be redeemed at their next determined net asset value. Shares held in securities accounts at Lazard Freres may be redeemed through Lazard Freres. See "Redemption through a Lazard Freres Brokerage Account" below.

1. Write a letter of instruction to the Fund. Indicate the dollar amount or number and Portfolio and Class of shares to be redeemed, and the shareholder's account number, and social security or taxpayer identification number (where applicable).

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. If shares to be redeemed have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

4. Mail the letter to the Transfer Agent at the following address:


     Boston Financial Data Services
      Inc. P.O. Box 9363
     Boston, Massachusetts 02205- 9363
     Attention: (Name of Portfolio and
      Class of Shares)
     The Lazard Funds, Inc.

Checks for redemption proceeds ordinarily will be mailed within seven days. Where the shares to be redeemed have been purchased by check, the redemption proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record. The Custodian may benefit from the use of redemption proceeds until the check issued to a redeeming shareholder for such proceeds has cleared.

When proceeds of a redemption are to be paid to someone other than the shareholder, either by wire or check, the signature(s) on the letter of instruction must be guaranteed regardless of the amount of the redemption.


REDEMPTIONS THROUGH A LAZARD FRERES BROKERAGE ACCOUNT

Redemption requests for shares of a Portfolio submitted to and received by Lazard Freres are effected at the Portfolio's net asset value next determined after redemption instructions are received from a customer by Lazard Freres. The Fund imposes no charges when shares are redeemed. Securities dealers and other institutions may charge their clients a fee for effecting redemptions of Portfolio shares.


Lazard Freres may benefit from the use of the redemption proceeds prior to the clearance of a check issued to a redeeming shareholder for such proceeds or prior to disbursement or reinvestment of such proceeds on behalf of the shareholder. Please contact your Lazard Freres account representative for specific instructions on how to redeem Portfolio shares through your Lazard Freres brokerage account.

REDEMPTION OF SMALL ACCOUNTS (OPEN SHARES ONLY)

Due to the disproportionately higher cost of servicing small accounts, each Portfolio reserves the right to redeem a shareholder's account at its option upon not less than 30 day's written notice if the account's net asset value is $500 ($250 for IRAs) or less and remains so during the notice period.


DISTRIBUTION AND SERVICING
PLAN (OPEN SHARES ONLY)

Open Shares are subject to a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution and Servicing Plan, the Fund pays Lazard Freres for advertising, marketing and distributing each Portfolio's Open Shares and for the provision of certain services to the holders of Open Shares a fee at an annual rate of .25% of the value of the average daily net assets of the Portfolio's Open Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in Conduct Rules of the NASD. Under the Distribution and Servicing Plan, Lazard Freres may make payments to third parties in respect of these services. From time to time, Lazard Freres may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable to Lazard Freres under the Distribution and Servicing Plan for advertising, marketing and distributing Open Shares and for payments to third parties are payable without regard to actual expenses incurred.


EXCHANGE PRIVILEGE
Shares of each Portfolio that have been held for seven days or more may be exchanged for shares of the same Class of one of the other Portfolios in an identically registered account. All exchanges are subject to the minimum initial and minimum subsequent investment requirements.

A shareholder may exchange shares by writing or, if the shareholder has so elected, by calling the Transfer Agent. To elect to initiate exchanges by telephone, the shareholder must have properly completed and submitted to the Transfer Agent in advance of the first such exchange, either a Purchase Application authorizing such exchanges or a Telephone Exchange Authorization Form. The Transfer Agent's toll-free number for exchanges is (800) 936-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided. If either the Fund or the Transfer Agent fails to follow these procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. None of the Portfolios, Lazard Freres nor the Transfer Agent will be liable, however, for any loss, liability, cost or expense for acting upon telephone instructions for exchanges reasonably believed to be genuine, and the investor accordingly bears the risk of unauthorized telephone requests for exchanges in these circumstances.


Procedures applicable to redemption of a Portfolio's shares also are applicable to exchanging shares. The exchange privilege with respect to each Portfolio's shares is available only in states in which shares of the Portfolio may be legally sold. The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order or otherwise to modify or discontinue exchange privileges at any time. A capital gain or loss for tax purposes will be realized upon an exchange, depending upon the cost or other basis of shares redeemed.

DIVIDENDS AND
DISTRIBUTIONS

Dividends from net investment income on shares of the Bond Portfolio, International Fixed Income Portfolio, Strategic Yield Portfolio and High Yield Portfolio will be declared each business day and paid monthly. Shares of the Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio will begin earning dividends once the purchase amount for such shares has been accepted and converted into federal funds and will continue to earn dividends through the day a redemption order for such shares is executed. Dividends from net investment income on shares of the Equity Portfolio will be declared and paid quarterly. Dividends from net investment income on shares of the Mid Cap Portfolio, Small Cap Portfolio, Bantam Value Portfolio, Global Equity Portfolio, International Small Cap Portfolio, International Equity Portfolio and Emerging Markets Portfolio generally will be declared and paid annually but may be declared and paid twice annually. Investment income for a Portfolio includes, among other things, interest income, accretion of market and original issue discount and amortization of premium and, in the case of the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Bantam Value Portfolio, Global Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio, would also include dividends. Net realized capital gains from each of the Portfolios, if any, generally will be distributed annually but may be distributed twice annually. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Open Shares will receive lower per share dividends than Institutional Shares because of the higher expenses borne by Open Shares. See "Annual Operating Expenses."

Dividends and distributions of a Portfolio will be invested in additional shares of the same Class of the Portfolio at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. If a dividend check mailed to a shareholder who elected to receive dividends and/or capital gain distributions in cash is returned as undeliverable by the postal or other delivery service, such shareholder's distribution option automatically will be converted to all dividends and other distributions reinvested in additional shares. NO INTEREST WILL ACCRUE ON AMOUNTS REPRESENTED BY UNCASHED DISTRIBUTION OR REDEMPTION CHECKS.

Dividend checks and Statements of Account will be mailed approximately two business days after the payment date. Each Portfolio forwards to the Custodian the monies for dividends to be paid in cash on the payment date.




TAXATION


U.S. FEDERAL INCOME TAXES

Management believes that each Portfolio (except the High Yield Portfolio, which had not commenced operations) has qualified, for the fiscal year ended December 31, 1997, as a "regulated investment company" under Subchapter M of the Code. It is intended that each such Portfolio will continue to so qualify as a regulated investment company, if such qualification is in the best interests of its shareholders. Each Portfolio will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies generally will be applied to each Portfolio separately, rather than to the Fund as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Portfolio. By qualifying as a regulated investment company under the Code, a Portfolio will not be subject to federal income taxes with respect to net investment income and net capital gains distributed to its shareholders. In order to qualify as a regulated investment company for any taxable year, each Portfolio must, among other things, derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

Dividends from net investment income (including net short-term capital gains) will be taxable to the shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions of net long-term capital gains, if any, will be taxable to the shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the shares. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months.

Any dividend or distribution received by a shareholder on shares of a Portfolio after the purchase of such shares by him will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is subject to applicable taxes to the extent that the investor is subject to such taxes. If a shareholder holds shares less than six months and during that period receives a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such gain.


Portfolios that enter into certain specified foreign currency transactions will be required to comply with certain provisions of the Internal Revenue Code that cover the character of the resulting foreign currency gains and losses. These gains and losses are generally characterized as ordinary income or loss and can affect the character of distributions paid to shareholders. As a result, dividends paid by such Portfolios may include a non-taxable return of capital to shareholders.


Corporate shareholders of the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Bantam Value Portfolio and Global Equity Portfolio will be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by the Portfolio, to the extent that the Portfolio's income is derived from certain dividends received from domestic corporations. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Portfolio for 46 days or more during the 90-day period commencing 45 days before the shares become ex-dividend. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Portfolio is financed with indebtedness. It is anticipated that distributions from Portfolios, other than the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Bantam Value Portfolio and Global Equity Portfolio, will not qualify for the dividends-received distribution. Each year the Fund will notify shareholders of the federal income tax status of distributions.

The Bond Portfolio, High Yield Portfolio and International Fixed Income Portfolio may invest in Real Estate Mortgage Investment Conduits ("REMICs"). Interests in REMICs are classified as either "regular" interests or "residual" interests. Under the Code, special rules apply with respect to the treatment of a portion of the Portfolio's income from REMIC residual interests. (Such portion is referred to herein as "Excess Inclusion Income.") Excess Inclusion Income generally cannot be offset by net operating losses and, in addition, constitutes unrelated business taxable income to entities which are subject to the unrelated business income tax. The Code provides that a portion of Excess Inclusion Income attributable to REMIC residual interests held by regulated investment companies such as the Portfolios shall, pursuant to regulations, be allocated to the shareholders of such regulated investment company in proportion to the dividends received by such shareholders. Accordingly, shareholders of the Bond Portfolio, High Yield Portfolio and International Fixed Income Portfolio generally will not be able to use net operating losses to offset such Excess Inclusion Income. In addition, if a shareholder of one of the Portfolios is an entity subject to the unrelated business income tax (including a qualified pension plan, an IRA, a 401 (k) plan, a Keogh plan, or another tax-exempt entity) and is allocated any amount of Excess Inclusion Income, such a shareholder may be required to file a return and pay a tax on such Excess Inclusion Income even though a shareholder might not have been required to pay such tax or file such return absent the receipt of such Excess Inclusion Income. The Investment Manager anticipates that only a small portion, if any, of the assets of the Bond Portfolio, High Yield Portfolio and International Fixed Income Portfolio will be invested in REMIC residual interests. Accordingly, the amount of Excess Inclusion Income, if any, received by the Portfolios and allocated to their shareholders should be quite small. Shareholders that are subject to the unrelated business income tax should consult their own tax adviser regarding the treatment of their income derived from the Portfolios.

Except as discussed above with respect to Excess Inclusion Income, a dividend or capital gains distribution with respect to shares held by a tax-deferred or qualified plan, such as an IRA, 403(b)(7) retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the income earned by the qualified plan.

Dividends and distributions paid by a Portfolio may be subject to state and local taxes. Prior to investing in shares of a Portfolio a prospective shareholder should consult his tax adviser concerning the federal, state and local tax consequences of such an investment.

The foregoing discussion relates only to U.S. federal income tax law as it affects shareholders who are U.S. citizens or residents or U.S. corporations or trusts. The effects of federal income tax law on shareholders who are non-resident aliens or foreign corporations or trusts may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from a Portfolio.



FOREIGN INCOME TAXES


Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. It is anticipated that the Global Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio will be operated so as to meet the requirements of the Code to "pass through" to such Portfolio's shareholders credits for foreign income taxes paid, but there can be no assurance that it will qualify. It is possible that the credit for foreign taxes will pass through to shareholders of the High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio.



ORGANIZATION AND
DESCRIPTION OF CAPITAL
STOCK


The authorized capital stock of the Fund consists of 1,550,000,000 shares of common stock, $.001 par value. To date, the Fund's Board of Directors has authorized a total of thirteen Portfolios, twelve of which are offered pursuant to this Prospectus. Shares of each Portfolio are classified into two classes of shares-Open Shares and Institutional Shares. The Fund's Board of Directors, in the future, may designate and authorize additional portfolios or the issuance of other classes of capital stock. All shares of the Fund have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. A more complete statement of the voting rights of shareholders is contained in the Statement of Additional Information. All shares of the Fund will be validly issued, fully paid and non-assessable. As of March 1, 1998, the Investment Manager had the power to vote a sufficient number of the outstanding shares of the Fund so that the Investment Manager would be deemed to be a controlling person of the Fund.


On January 1, 1992, the Fund on behalf of the Equity Portfolio acquired the assets and liabilities of Lazard Equity Fund, formerly a portfolio of Scudder Fund, Inc. ("Scudder Fund") an open-end, diversified management investment company. Lazard Freres has agreed to indemnify Scudder Fund and its directors from any and all claims arising out of the transfer of assets to the maximum extent that Scudder Fund would be so permitted by the Maryland General Corporation Law, subject to the limitations of the

1940 Act. In addition, the Fund has agreed to indemnify, with respect to the Equity Portfolio, the Scudder Fund and its directors and officers from claims arising out of acts or omissions occurring prior to the transfer to the same extent that such individuals could have been indemnified by the Scudder Fund. If, however, the Fund (or the Equity Portfolio) ceases to exist, Lazard Freres has agreed, in lieu of the Fund, to so indemnify the directors and officers of Scudder Fund.

Maryland law does not require annual meetings of shareholders except under certain specified circumstances and it is anticipated that shareholder meetings will be held only when required by federal or Maryland law. A meeting of shareholders will be called, however, for the purpose of voting upon the question of removal of a director of the Fund, upon the written request of holders of not less than 10% of all votes entitled to be cast at the meeting. The
Fund will assist shareholders in communications concerning the removal of any director of the Fund.


REPORTS TO SHAREHOLDERS
AND ACCOUNT SERVICES

The fiscal year of the Fund ends on December 31 of each year. The Fund sends to the shareholders of each Portfolio, at least semi-annually, reports showing the investments in each of the Portfolios and other information (including unaudited financial statements) pertaining to each Portfolio. An annual report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year.

Shareholders will be sent a Statement of Account from Lazard Freres, as agent of the Fund, whenever a share transaction is effected in the accounts. Shareholders can write or call the Fund at the address and telephone number on the cover of this Prospectus with any questions relating to their investment in Portfolio shares.

A special service is available to banks, brokers, investment advisers, trust companies and others who have a number of accounts in one or more of the Portfolios. A monthly summary of accounts can be provided, showing for each account the account number, the month-end share balance and the dividends and distributions paid during the month.


PERFORMANCE INFORMATION

From time to time the Portfolios may advertise their "average annual total return" and their "actual total return." THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. These total returns show what the investment results of each Class of the Portfolio would have been over a specified period of time (such as one, five, or ten years, or the period of time since commencement of operations, if shorter) assuming that all distributions and dividends by the Portfolio were reinvested on their reinvestment dates during the period less all recurring fees. Both types of total return are computed in the same manner, except that the "average total return" requires the additional step of determining the annual rate of return required for the initial investment to equal the "actual total return" at the end of the relevant period.


In addition, from time to time, the Fund may advertise "yield" and "actual distribution rate" quotations for one or more Portfolios. A Portfolio's "yield" for any 30-day period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Portfolio's "actual distribution rate" is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share.


Performance of each Class will be calculated separately and will take into account any applicable distribution and service fees. As a result, at any given time, the performance of Open Shares should be expected to be lower than that of Institutional Shares. See "Distribution and Servicing Plan."



PRIVATE ACCOUNT PERFORMANCE

At December 31, 1997, the High Yield Portfolio had not yet commenced operations and the Mid Cap Portfolio had only recently commenced operations, on November 4, 1997. Set forth below is performance information derived from historical composite performance of all Private Accounts managed by the Investment Manager, which have investment objectives, policies and strategies substantially similar to those of the High Yield Portfolio and Mid Cap Portfolio and, thus, is deemed relevant to investors in such Portfolios. THE PERFORMANCE INFORMATION OF THE PRIVATE ACCOUNTS SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR THE HIGH YIELD PORTFOLIO'S OR MID CAP PORTFOLIO'S OWN PERFORMANCE NOR INDICATIVE OF THE FUTURE PERFORMANCE OF SUCH PORTFOLIOS. Moreover, the Private Accounts are not registered under the 1940 Act and, therefore, are not subject to certain investment restrictions, diversification requirements and other restrictions that are imposed by the 1940 Act and the IRS, which, if imposed, might have adversely affected the performance of the Private

Accounts. The performance results of the Private Accounts have been calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research, adjusted to reflect a hypothetical management fee equal to the highest rate charged to an account. The performance results of the Private Accounts would have been lower had they been subject to the estimated fees and expenses to be incurred by the respective Portfolio.




                      AVERAGE ANNUAL
                       TOTAL RETURN
                       PERIOD ENDED
                     DECEMBER 31, 1997
                   ---------------------
                                SINCE
                    1 YEAR     INCEPTION
                   --------   ----------
Mid Cap
Private Account
Composite          28.5%      26.6%*
High Yield
Private Account
Composite          20.0%      18.8%**

------------------------------------
*  From January 1, 1996.
** From March 1, 1995.

APPENDIX


INVESTMENT TECHNIQUES

BORROWING MONEY-(All Portfolios) Each Portfolio, except as noted, is permitted to borrow money from banks for temporary or emergency (not leveraging) purposes, including to meet redemption requests which might require the untimely disposition of securities, in an amount up to 15% (5% for purposes other than meeting redemption requests) of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. The Equity Portfolio, however, may borrow for temporary purposes only to meet redemption requests in an amount up to 10% of the value of its total assets. While borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments. In addition, the Mid Cap Portfolio, Bantam Value Portfolio, Global Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, High Yield Portfolio and, although currently it has no intention of doing so, Equity Portfolio may borrow for investment purposes to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331|M/3% of the value of it total assets. See "Leverage" below.

FOREIGN CURRENCY TRANSACTIONS-(All Portfolios, except the Equity Portfolio, Small Cap Portfolio, Bantam Value Portfolio and Bond Portfolio) Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.


Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive in the exchange. The Portfolio's success in these transactions will depend principally on the Investment Manager's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

LENDING PORTFOLIO SECURITIES-(All Portfolios) Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% (10% with respect to the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, Bond Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio) of the value of the Portfolio's total assets, and the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.

USE OF DERIVATIVES-(All Portfolios) The types of Derivatives a Portfolio may invest in, or enter into, may include, to the extent described under "Description of the Portfolios," options and futures, mortgage-related securities and asset-backed securities. These instruments and certain related risks are described more specifically in the Statement of Additional Information.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the Portfolio's investments as a whole. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Portfolio's performance.


If the Portfolio invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its Derivatives were poorly correlated with its other investments or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.


Although neither the Fund nor any Portfolio will be a commodity pool, certain Derivatives subject the Portfolio to the rules of the Commodity Futures Trading Commission which limit the extent to which the Portfolio can invest in such Derivatives. If permitted by its policies, a Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Portfolio may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


When required by the Commission, a Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.


FORWARD COMMITMENTS-(All Portfolios) Each Portfolio may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make payment until it receives delivery from the counterparty. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. When required by the Commission, a Portfolio may have to set aside permissible liquid assets in a segregated account to cover its commitments.


SHORT-SELLING-(Mid Cap Portfolio and High Yield Portfolio) Each of these Portfolios may engage in short sales of securities. In these transactions, the Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the

Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio, which would result in a loss or gain, respectively. The Portfolio also may make short sales "against the box," in which the Portfolio enters into a short sale of a security it owns. Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets.


LEVERAGE-(Equity Portfolio, Mid Cap Portfolio, Bantam Value Portfolio, Global Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio and High Yield Portfolio) Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investment. Money borrowed for leveraging is limited to 331|M/3% of the value of the Portfolio's total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

Each of these Portfolios may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. Except for these transactions, each of these Portfolio's borrowings generally will be unsecured.


CERTAIN PORTFOLIO SECURITIES


CONVERTIBLE SECURITIES-(All Portfolios) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

DEPOSITARY RECEIPTS-(All Portfolios, except the Small Cap Portfolio) Each of these Portfolios may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.


FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES-(All Portfolios, except the Equity Portfolio and Small Cap Portfolio) Each of these Portfolios may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which the Portfolio may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

WARRANTS-(All Portfolios, except the International Equity Portfolio, Bond Portfolio and International Fixed Income Portfolio) A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. A Portfolio may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.


MORTGAGE-RELATED SECURITIES-(Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio and, to a limited extent, the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Bantam Value Portfolio and Global Equity Portfolio) Mortgage-related securities are secured, directly or indirectly, by pools of mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. These securities also may include mortgage pass-through securities, interests in REMICs or other kinds of mortgage-backed securities. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates.


RESIDENTIAL MORTGAGE-RELATED SECURITIES. Each of these Portfolios may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), or by private entities. Similar to commercial mortgage-related securities, residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States Government. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates

(also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the United States Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

COMMERCIAL MORTGAGE-RELATED SECURITIES. Each of these Portfolios may invest in commercial mortgage-related securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

SUBORDINATED SECURITIES. Each of the Portfolios may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.


COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS- THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) pass-through certificates issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or
(e) any combination thereof. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a REMIC. The Bond Portfolio, High Yield Portfolio and International Fixed Income Portfolio may invest, to a limited extent, in residual interests in REMICs. See "Taxation."


Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date; these characteristics will vary from one tranche to another. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Each of these Portfolios also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. The Portfolio's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

STRIPPED MORTGAGE-BACKED SECURITIES. Each of these Portfolios also may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class received some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.


REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.


ASSET-BACKED SECURITIES-(Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio) Asset-backed securities are a form of Derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Each of these Portfolios may invest in these and other types of asset-backed securities that may be developed in the future.


Asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.


ZERO COUPON AND STRIPPED U.S. TREASURY SECURITIES-(Bond Portfolio, High Yield Portfolio and Strategic Yield Portfolio) Each of these Portfolios may invest in zero coupon U.S. Treasury securities, which are Treasury notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

MUNICIPAL OBLIGATIONS-(Bond Portfolio, High Yield Portfolio and Strategic Yield Portfolio) In circumstances where the Investment Manager determines that investment in municipal obligations would facilitate the Portfolio's ability to accomplish its investment objective, each of these Portfolios may invest its assets in such obligations, including municipal obligations issued at a discount. Dividends on shares attributable to interest on municipal obligations held by the Portfolio will not be exempt from federal income taxes. Municipal obligations are susceptible to risks arising from the financial condition of the states, public bodies or municipalities issuing the securities. To the extent that state or local governmental entities are unable to meet their financial obligations, the income derived by the Portfolio from municipal obligations could be impaired.

INVESTMENT COMPANIES-(All Portfolios) Each Portfolio may invest, to the extent permitted under the 1940 Act, in securities issued by investment companies which principally invest in securities of the type in which the Portfolio invests. Investments in the securities of investment companies may involve duplication of advisory fees and certain other expenses.

MONEY MARKET INSTRUMENTS-(All Portfolios) Each Portfolio, unless otherwise provided, may invest in the following types of Money Market Instruments:

 U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government- sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.


 REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Portfolio may enter into repurchase agreements with certain banks or non-bank dealers.



 BANK OBLIGATIONS. The Portfolio may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are differing in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Investment Considerations and Risks-Foreign Securities."


Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

Banker's acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

 COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper of U.S. issuers or foreign issuers (in the case of the International Equity Portfolio, International Fixed Income Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Strategic Yield Portfolio and Global Equity Portfolio) purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, Fitch-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding debt issue currently rated at least Aa/AA by one or more Rating Agencies, or (c) if unrated, determined by the Investment Manager to be of comparable quality to those rated obligations which may be purchased by the Portfolio.

 PARTICIPATION INTERESTS. Each Portfolio may purchase from financial institutions participation interests in securities in which the Portfolio may invest. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest.

ILLIQUID SECURITIES-(All Portfolios) Each Portfolio may invest up to 10% (15% in the case of the Mid Cap Portfolio and High Yield Portfolio) of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

RATINGS-(Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio and, to a limited extent, all other Portfolios) Securities rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Caa by Moody's or CCC by S&P are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P, are in default, and payment of interest and/or repayment of principal is in arrears. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.

The ratings of Moody's and S&P represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risks of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The ability of the Fixed-Income Portfolios' to achieve their respective investment objectives may be more dependent on the Investment Manager's credit analysis than might be the case for a fund that invested in higher rated securities.

STRATEGIC YIELD PORTFOLIO. During the year ended December 31, 1997, the percentages of the Strategic Yield Portfolio's assets invested in securities (other than U.S. Treasury obligations or obligations of foreign governments or U.S. or foreign government agencies) rated in particular rating categories by S&P were, on a weighted average basis, as follows:




                      PERCENTAGE OF
S&P RATINGS         TOTAL INVESTMENTS
-----------------   ------------------
     TSY             8.4%
     AGY             5.3%
     AAA            12.6%
     AA+             0.1%
     AA-             5.2%
     A               2.7%
     A-              0.3%
     BBB             0.5%
     BBB-            1.6%
     BB+             0.4%
     BB              1.8%
     BB-             1.6%
     B+              4.9%
     B               6.6%
     B-              7.8%
     CCC+            0.5%
     CCC             0.7%
     No Rating*     39.0%

-------------------------------------------------------------
* The Investment Manager estimates these securities to have an average rating of BBB+.

The actual distribution of the Portfolio's investments by ratings on any given date will vary. In addition, the distribution of the Portfolio's investments by ratings as set forth above should not be considered as representative of the Portfolio's future investment portfolio composition.

THE LAZARD FUNDS, INC.
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 823-6300
http://www.lazardfunds.com



INVESTMENT MANAGER
Lazard Asset Management
30 Rockefeller Plaza
New York, New York 10112


DISTRIBUTOR
Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112


CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
P.O. Box 9363
Boston, Massachusetts 02205-9363



INDEPENDENT PUBLIC ACCOUNTANTS
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018



LEGAL COUNSEL
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

LazardFunds
50 Rockefeller Plaza
58th Floor
New York, NY 10112
Telephone 800.823.6300
http://www.lazardfunds.com



NO SALES OR REDEMPTION CHARGES

No person has been authorized to give any information or to make any representations not contained in this Prospectus and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

                             THE LAZARD FUNDS, INC.
                              30 Rockefeller Plaza
                            New York, New York 10112
                                 (800) 823-6300


                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 1998

                  The Lazard Funds, Inc. (the "Fund") is a no-load, open-end management investment company known as a mutual fund. This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Fund, dated May 1, 1998, as it may be revised from time to time, relating to the following twelve portfolios (individually, a "Portfolio" and collectively, the "Portfolios"):

Lazard Equity Portfolio                Lazard International Small Cap Portfolio
Lazard Mid Cap Portfolio               Lazard Emerging Markets Portfolio
Lazard Small Cap Portfolio             Lazard Bond Portfolio
Lazard Bantam Value Portfolio          Lazard High Yield Portfolio
Lazard Global Equity Portfolio         Lazard International Fixed Income
                                         Portfolio
Lazard International Equity Portfolio  Lazard Strategic Yield Portfolio


                  Each Portfolio currently offers two classes of shares--Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each Class.

                  Lazard Asset Management, a division of Lazard Freres & Co. LLC ("Lazard Freres"), serves as the investment manager (the "Investment Manager") to each of the Portfolios.

                  To obtain a copy of the Fund's Prospectus, please write or call the Fund at the address and telephone number given above.

-------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                          Page
--------------------------------------------------------------------------------

Investment Objectives and Management Policies.........................      3
Investment Restrictions...............................................     19
Management............................................................     22
Determination of Net Asset Value......................................     27
Portfolio Transactions................................................     28
Purchase and Redemption of Shares.....................................     31
Distribution and Servicing Plan.......................................     32
Dividends and Distributions...........................................     33
Taxation..............................................................     34
Performance Information...............................................     36
Organization and Description of Capital Stock.........................     39
Counsel and Independent Auditors......................................     51
Additional Information................................................     51
Appendix..............................................................     53
Financial Statements and Report of Independent Auditors...............     58

                  INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES


                  The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Portfolios" and "Appendix."

Portfolio Securities

                  DEPOSITORY RECEIPTS. (All Portfolios, except the Small Cap Portfolio) These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

                  REPURCHASE AGREEMENTS. (All Portfolios) The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "Commission") to be loans by the Portfolio that enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

                  COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. (All Portfolios) These instruments include variable amount master demand notes, which are obligations that permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Prospectus for other commercial paper issuers.

                  CONVERTIBLE SECURITIES. (All Portfolios) Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

                  Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

                  PARTICIPATION INTERESTS. (All Portfolios) Each Portfolio may invest in corporate obligations denominated in U.S. or (except with respect to the Equity Portfolio and Small Cap Portfolio) foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." Each Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants." Each Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Portfolio, and the Borrower. In such cases, the Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower, but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due, the

Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

                  VARIABLE AND FLOATING RATE SECURITIES. (All Portfolios) Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

                  Each Portfolio may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well.

                  Each Portfolio also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

                  ILLIQUID SECURITIES. (All Portfolios) Each Portfolio may invest up to 10% (15% in the case of the Mid Cap Portfolio and High Yield Portfolio) of the value of its net assets in illiquid securities, provided such investments are consistent with the Portfolio's investment objective. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) repurchase agreements providing for settlement in more than seven days after notice, and (iii) certain privately negotiated, non-exchange traded options and securities used to cover such options written by the Portfolio. When purchasing securities that have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are not readily marketable, a Portfolio will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Portfolio pursuant to Rule 144A under the Securities Act, the Portfolio intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Fund's Board has directed the Investment Manager to monitor carefully each Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

                  MUNICIPAL OBLIGATIONS. (Bond Portfolio, High Yield Portfolio and Strategic Yield Portfolio) Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. Each of these Portfolios also may acquire call options on specific municipal obligations. The Portfolio generally would purchase these call options to protect the Portfolio from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

                  Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

                  While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders on Portfolio shares which are attributable to interest income received by the Portfolio from municipal obligations generally will be subject to federal income tax. Each of these Portfolios will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Portfolio investments. Each of these Portfolios currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

                  MORTGAGE-RELATED SECURITIES. (Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio and, to a limited extent, the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Bantam Value Portfolio and Global Equity Portfolio) Mortgage-related securities are a form of Derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates.

GOVERNMENT-AGENCY SECURITIES--Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.

GOVERNMENT-RELATED SECURITIES--Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States Government. FNMA is a government-sponsored organization owned entirely by private stockholders.

                  Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States Government created pursuant to an Act of Congress, which is owned entirely by Federal Home

Loan Banks.

PRIVATE ENTITY SECURITIES--These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

COMMERCIAL MORTGAGE-BACKED SECURITIES--These mortgage-related securities reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES--Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively referred to herein as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.

                  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in a number of different ways. In a common structure, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the separate tranches than exists with the underlying collateral of the CMO. Generally, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

STRIPPED MORTGAGE-BACKED SECURITIES--Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing.

                  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have one class (the principal-only or "PO" class") receiving some of the interest and most of the principal from the Mortgage Assets, while the other class (the interest-only or "IO" class) will receive most of the interest and the remainder of the principal. In the most extreme case, the IO class will receive all of the interest, while the PO class will receive all of the principal. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in IO securities. Due to their structure and underlying cash flows, SMBS may be more volatile than mortgage-backed securities that are not stripped.

CMO RESIDUALS--CMO Residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

                  The cash flow generated by the Mortgage Assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the Mortgage Assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the Mortgage Assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying Mortgage Assets in the same manner as an IO class of SMBS. See "Stripped Mortgage-Backed

Securities," above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to SMBS, in certain circumstances, the Portfolio may fail to fully recoup its initial investment in a CMO Residual.

                  CMO Residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO Residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO Residuals, whether or not registered under the Securities Act, may be subject to certain restrictions of transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser. The Investment Manager will not purchase any CMO Residual that imposes such liability on the Portfolio.

REAL ESTATE INVESTMENT TRUSTS--Each of these Portfolios may invest an unlimited amount of its assets in Real Estate Investment Trusts ("REITs"), although each of the Mid Cap Portfolio, Bantam Value Portfolio, Equity Portfolio, Global Equity Portfolio and Small Cap Portfolio currently intends to limit its investments in REITs to no more than 5% of its assets. Each Portfolio intends to invest in listed equity REITs, which own properties, listed mortgage REITs, which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, and listed hybrid REITs, which combine characteristics of both equity and mortgage REITs. Accordingly, the Portfolio may be subject to the considerations associated with the direct ownership of real estate because of the Portfolio's ability to invest in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate. These include declines in the value of real estate, factors related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies that service the real estate industry also may be affected by such risks.

                  In addition, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill, are not diversified and therefore are subject to the risk of financing single or a limited number of projects. REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption under the Investment Company Act of 1940, as amended (the "1940 Act").

OTHER MORTGAGE-RELATED SECURITIES--Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  ASSET-BACKED SECURITIES. (Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio). Each of these Portfolios may invest in asset-backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to the collateralized mortgage obligations and mortgage pass-through securities described above. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.

                  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

MANAGEMENT POLICIES

                  LENDING PORTFOLIO SECURITIES. (All Portfolios) In connection with its securities lending transactions, a Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

                  The Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

                  DERIVATIVES. (All Portfolios) Each Portfolio may invest in Derivatives (as defined in the Prospectus), to the extent described in the Prospectus, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.

                  Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. (All Portfolios, except the Equity Portfolio, Small Cap Portfolio, Bantam Value Portfolio, International Equity Portfolio and Strategic Yield Portfolio)

Each of these Portfolios may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, if permitted as described in the Prospectus, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

                  Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio's net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

                  Successful use of futures by a Portfolio also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

                  Pursuant to regulations and/or published positions of the Commission, a Portfolio may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

                  The Board of Directors has adopted the requirement that futures contracts and options on futures contracts be used by the Bond Portfolio or the International Fixed Income Portfolio solely as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also adopted two percentage restrictions on the use of futures contracts. The first restriction is that the Bond Portfolio and the International Fixed Income Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the outstanding futures contracts purchased by either the Bond Portfolio or International Fixed Income Portfolio not exceed 50% of the market value of the total assets of such Portfolio. Neither of these restrictions will be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

SPECIFIC FUTURES TRANSACTIONS. Each of these Portfolios, except the Bond Portfolio, High Yield Portfolio and International Fixed Income Portfolio, may purchase and sell stock index futures contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

                  The Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and International Small Cap Portfolio may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

                  Each of these Portfolios, except the Bond Portfolio, may purchase and sell currency futures. A currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS--IN GENERAL. (All Portfolios, except the Small Cap Portfolio and International Equity Portfolio) Each of these Portfolios may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

                  A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Portfolio is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

                  There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

SPECIFIC OPTIONS TRANSACTIONS. Each of these Portfolios may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

                  Except as described below, each of the Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio will write call options on indices only if on such date the Portfolio holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When one of the Portfolios writes a call option on a broadly based stock market index, it will segregate or put into escrow with the Fund's custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. If one of the Portfolios has written an option on an industry or market segment index, it will so segregate, escrow, or pledge at least five "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, escrowed or pledged, in the case of broadly based stock market index options, or 25% of such amount, in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Portfolio will so segregate, escrow or pledge an amount in cash, Treasury bills or other high grade short-term obligations equal in value to the difference. In addition, when one of the Portfolios writes a call on an index which is in-the-money at the time the call is written, the Portfolio will segregate with the Fund's custodian or pledge to the broker as collateral cash, Treasury bills or other high grade short-term obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national domestic or foreign securities exchange or quoted on the NASDAQ National Market against which the Portfolio has not written a stock call option; however, if the Portfolio owns a call on the same index as the call written where the exercise price of the call owned is equal to or less than the exercise price of the call written, or greater than the call written if the difference is maintained by the Portfolio in permissible liquid assets in a segregated account with the Fund's custodian, it will not be subject to the requirements described in this paragraph.

                  Each of these Portfolios, except the Equity Portfolio, Small Cap Portfolio, Bantam Value Portfolio and Bond Portfolio, may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

                  Each of these Portfolios may purchase cash-settled options on interest rate swaps, interest rate swaps interest rate swaps denominated in foreign currency (except in the case of the Equity Portfolio), and (except in the case of the Bond Portfolio and International Fixed Income Portfolio) equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

                  Successful use by a Portfolio of options will be subject to the Investment Manager's ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Investment Manager's predictions are incorrect, the Portfolio may incur losses.

                  FUTURE DEVELOPMENTS. The relevant Portfolios may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in the Prospectus or Statement of Additional Information.

                  LEVERAGE. (Equity Portfolio, Mid Cap Portfolio, Bantam Value Portfolio, Global Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio and High Yield Portfolio) For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Portfolio enters into a reverse repurchase agreement, the Portfolio will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Commission. The Commission views reverse repurchase transactions as collateralized borrowings by the Portfolio.

                  SHORT-SELLING. (Mid Cap Portfolio and High Yield Portfolio) Until the Portfolio closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

                  FORWARD COMMITMENTS. (All Portfolios) Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

INVESTMENT CONSIDERATIONS AND RISKS

                  LOWER RATED SECURITIES. (Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio). Each of these Portfolios is permitted to invest in securities rated Ba by Moody's Investors Service, Inc. ("Moody's") or BB by Standard & Poor's Ratings Group ("S&P" and together with Moody's, the "Rating Agencies"), and as low as the lowest rating assigned by the Rating Agencies. Such securities, though higher yielding, are characterized by risk. See "Description of the Portfolios--Investment Considerations and Risks--Lower Rated Securities" in the Prospectus for a discussion of certain risks and the "Appendix" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Portfolio will rely on the Investment Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

                  Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

                  Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

                  Because there is no established retail secondary market for many of these securities, the Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

                  These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

                  The Portfolio may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Portfolio has no arrangement with any persons concerning the acquisition of such securities, and the Investment Manager will review carefully the credit and other characteristics pertinent to such new issues.

                  The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities and pay-in-kind bonds, in which each of these Portfolios may invest. Pay-in-kind bonds pay interest through the issuance of additional securities. Zero coupon securities and pay-in-kind bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment.


                             INVESTMENT RESTRICTIONS

                  The following investment restrictions, except as otherwise noted, are fundamental policies, which cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. However, the amendment of these restrictions to add an additional Portfolio, which amendment does not substantively affect the restrictions with respect to an existing Portfolio, will not require approval as described in the preceding sentence. None of the Portfolios may:

                  (i) issue senior securities, borrow money or pledge or mortgage its assets, except that (A) each Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities, as described in the Prospectus, (B) each of the Mid Cap Portfolio, International Small Cap Portfolio, High Yield Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio also may borrow money to the extent permitted under the 1940 Act and, as a non-fundamental policy, may pledge, hypothecate, mortgage or otherwise encumber its assets to secure permitted borrowings; provided, however, that the Portfolio will not make new investments to the extent borrowings exceed 5% of its total assets, except for borrowings covered within the interpretations of Section 18(f) of the 1940 Act, and (C) the Equity Portfolio may additionally utilize leverage as described in the Prospectus. For purposes of this investment restriction, a Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes, shall not constitute borrowing;

                  (ii) make loans, except loans of portfolio securities not having a value in excess of 33-1/3% (10% in the case of the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, Bond Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio) of a Portfolio's total assets and except that each Portfolio may purchase debt obligations in accordance with its investment objectives and policies;

                  (iii) invest in illiquid securities as defined in "Investment Objectives and Management Policies--Illiquid Securities" if immediately after such investment more than 10% (15% in the case of the Mid Cap Portfolio and High Yield Portfolio) of the value of the Portfolio's net assets, or, in the case of the Equity Portfolio, more than 10% of the value of that Portfolio's total assets, taken at market value, would be invested in such securities (this restriction is not a fundamental policy of the Mid Cap Portfolio, High Yield Portfolio, Global Equity Portfolio and Bantam Value Portfolio);

                  (iv) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided, however, that this restriction is not a fundamental policy of the Mid Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio or High Yield Portfolio, and provided, further, that (A) the Mid Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and High Yield

                  Portfolio, may purchase securities of other investment companies to the extent permitted under the 1940 Act (this restriction is not a fundamental policy of these Portfolios) and (B) the Equity Portfolio, International Equity Portfolio and Small Cap Portfolio may purchase securities in an amount up to 5% of the value of the Portfolio's total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets;

                  (v) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio's investments in that industry would exceed 25% of the current value of such Portfolio's total assets, provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities;

                  (vi) (A) purchase or sell real estate or real estate limited partnerships, except that a Portfolio may purchase and sell securities of companies which deal in real estate or interests therein and the Mid Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and High Yield Portfolio also may purchase and sell securities that are secured by real estate; (B) purchase or sell commodities or commodity contracts (except that the Mid Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and High Yield Portfolio may purchase and sell swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, the Mid Cap Portfolio, International Equity Portfolio, International Fixed Income Portfolio, Strategic Yield Portfolio and High Yield Portfolio may purchase or sell foreign currency forward exchange contracts, the International Fixed Income Portfolio and Bond Portfolio may enter into futures contracts and options on futures contracts, the International Fixed Income Portfolio may enter into futures contracts on foreign currencies and the International Fixed Income Portfolio and Strategic Yield Portfolio may purchase and write put and call options on foreign currencies); and (C) invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs; provided, however, that this clause (C) is not a fundamental policy of the Equity Portfolio, Mid Cap Portfolio, Global Equity Portfolio, Bantam Value Portfolio and High Yield Portfolio;

                  (vii) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or, except for the Mid Cap Portfolio and High Yield Portfolio, make short sales of securities, provided, however, that this prohibition on short sales is not a fundamental policy of the Global Equity Portfolio and

                  Bantam Value Portfolio;

                  (viii) underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed to be an underwriting; or

                  (ix) make investments for the purpose of exercising control or management; provided, however, that this restriction is not a fundamental policy of the International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio. This restriction has not been adopted by the Mid Cap Portfolio or High Yield Portfolio.

                  In addition to the restrictions noted above, the Equity Portfolio has adopted the following restrictions as fundamental policies. The Equity Portfolio may not:

                  (i) purchase restricted securities, which are securities that must be registered under the Securities Act of 1933, as amended, before they may be offered or sold to the public, except that the Equity Portfolio may invest up to 5% of the value of its total assets, taken at cost, in such securities;

                  (ii) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations of the United States Government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States; or

                  (iii) purchase securities of an issuer if, as a result, as to 75% of the Portfolio's total assets, the Portfolio would own more than 10% of the voting securities of such issuer.

                                      * * *

                  If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                                   MANAGEMENT

                  The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 30 Rockefeller Plaza, New York, New York 10112.


     Name, Address and Age             Position with Fund             Principal Occupation During Past 5 Years
---------------------------       ------------------------       -------------------------------------------------
Norman Eig* (57)                  Chairman of the Board          Managing Director (formerly General Partner),
                                                                 Lazard Freres.

Herbert W. Gullquist* (60)        President, Director            Managing Director (formerly General Partner),
                                                                 Lazard Freres.

John J. Burke (69)                Director                       Vice Chairman, Director, Montana Power Company.
50 Burning Tree Lane
Butte, MT  59701

Kenneth S. Davidson (53)          Director                       Managing Partner, Davidson Weil Associates;
Davidson Weil Associates                                         Director, Blackthorn Fund N.V. and Ottertail
767 Fifth Avenue, 43rd Floor                                     Valley Railroad.
New York, NY  10153

Carl Frischling* (61)             Director                       Senior Partner, Kramer, Levin, Naftalis & Frankel;
170 East 83rd Street                                             from 1992 to 1994, Senior Partner, Reid & Priest;
New York, NY  10028                                              from 1979 to 1992, Senior Partner, Spengler
                                                                 Carlson Grubar Brodsky & Frischling.

Lester Z. Lieberman (67)          Director                       Private Investor; Director of Dowel Associates;
25 Vreeland Road                                                 Chairman of the Board of Trustees of Newark Beth
Florham Park, NJ  07932                                          Israel Medical Center and Irvington General
                                                                 Hospital; Member of the New Jersey State
                                                                 Investment Council; prior to 1994, Director of
                                                                 United Jersey Bank, N.A. and Clarkson University.

Richard Reiss, Jr. (54)           Director                       Managing Partner, Cumberland Associates, an
1114 Avenue of the Americas                                      investment manager.
New York, NY  10036

John Rutledge (49)                Director                       President, Rutledge & Company, an economics and
One Greenwich Office Park                                        investment advisory firm; Chairman, Claremont
51 Weaver Street                                                 Economics Institute.
Greenwich, CT  06831

William Katz (44)                Director                        President and Chief Operating Officer of BBDO, an
1285 Avenue of the Americas                                      advertising agency; from May 1994 to February New
York, NY 10019                                                   1996, General Manager of BBDO; prior thereto,
                                                                 Executive Vice President and Senior Account
                                                                 Director of BBDO.

William G. Butterly, III (37)     Vice President, Secretary      Senior Vice President, Legal Affairs of the
                                                                 Investment Manager; prior to May 1993, attorney
                                                                 with Shearman & Sterling.

                                       23



     Name, Address and Age             Position with Fund             Principal Occupation During Past 5 Years
---------------------------       ------------------------       -------------------------------------------------
Gus Coutsouros (35)               Treasurer                      Certified Public Accountant, Vice President and
                                                                 Assistant Controller of the Investment Manager;
                                                                 prior to June 1992, Manager, National Securities
                                                                 and Research Corp.


-----------

*  An "interested person" of the Fund as defined in the 1940 Act.



                  The Fund has adopted a Distribution and Servicing Plan with respect to shares of the Portfolios. So long as the Plan remains in effect, the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.

                  The Fund pays its Directors its allocable share of the aggregate of a fixed fee of $20,000 per annum and a per meeting fee of $1,000 for the Fund and Lazard Retirement Series, Inc., and reimburses them for their expenses. The aggregate amount of compensation paid to each Director by the Fund for the year ended December 31, 1997, was as follows:

                                                      TOTAL COMPENSATION FROM
                         AGGREGATE COMPENSATION            THE FUND AND
NAME OF DIRECTOR             FROM THE FUND       LAZARD RETIREMENT SERIES, INC.*
---------------          ----------------------  -------------------------------
Norman Eig                      N/A                          N/A
Herbert W. Gullquist            N/A                          N/A
John J. Burke                   $24,000                      $24,000
Lester Z. Lieberman             $24,000                      $24,000
Richard Reiss, Jr.              $23,000                      $23,000
John Rutledge                   $22,000                      $22,000
Kenneth S. Davidson             $24,000                      $24,000
Carl Frischling                 $24,000                      $24,000
William Katz                    $11,333                      $11,333

                  The Fund does not compensate officers or Directors who are employees or affiliated persons of the Investment Manager. As of April 1, 1998, the officers and Directors of the Fund, as a group, owned less than 1% of the shares of each Portfolio.

INVESTMENT MANAGER AND INVESTMENT MANAGEMENT AGREEMENTS

                  Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, has entered into an investment management agreement with the Fund on behalf of each Portfolio (the "Management Agreements"). Pursuant to each Management Agreement, Lazard Asset Management regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.


                  Lazard Asset Management is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the Commission and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking and related services, including investment management. It is a major underwriter of corporate securities, conducts a broad range of trading and brokerage activities in corporate and governmental bonds and stocks and acts as a financial adviser to utilities. Lazard Asset Management provides investment management services to client discretionary accounts with assets as of December 31, 1997 totaling approximately $53 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios. As of April 1, 1998, Lazard Asset Management held voting and dispositive power with respect to a sufficient number of shares of each Portfolio held by client accounts as to be considered a controlling person of such Portfolio.


                  Under the terms of each Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager. The Investment Manager will make available to the Portfolios such of the Investment Manager's members, directors, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under each Management Agreement, the Investment Manager also pays each Portfolio's office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to others.

                  As compensation for its services, each of the Portfolios has agreed to pay the Investment Manager an investment management fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily value of the net assets of the relevant Portfolio:

                                                 Investment Management
      Name of Portfolio                               Fee Payable
      -----------------                          ---------------------

      Equity Portfolio                                        .75%
      Mid Cap Portfolio                                       .75%
      Small Cap Portfolio                                     .75%
      Bantam Value Portfolio                                  .75%
      Global Equity Portfolio                                 .75%
      International Equity Portfolio                          .75%
      International Small Cap Portfolio                       .75%
      Emerging Markets Portfolio                             1.00%
      Bond Portfolio                                          .50%
      High Yield Portfolio                                    .75%
      International Fixed Income Portfolio                    .75%
      Strategic Yield Portfolio                               .75%

                  The Investment Manager has undertaken to bear, excluding 12b-1 fees for the Open Shares, (i) with respect to each of the Global Equity Portfolio and Bantam Value Portfolio, total operating expenses in excess of 1.05%, and (ii) with respect to the Bond Portfolio, total operating expenses in excess of .80%, of such Portfolio's average net assets, in each case until the earlier of December 31, 1998 (or such time as the respective Portfolio reaches total net assets of $100 million). Pursuant to the terms of the Management Agreements and these arrangements, the fees paid by each Portfolio (other than the High Yield Portfolio which had not commenced operations) to the Investment Manager for the fiscal years ended December 31, 1995, 1996 and 1997, were as follows:





                                      Fee Paid For Fiscal         Fee Paid For Fiscal   Fee Paid For
                                      Year Ended                  Year Ended            Fiscal Year Ended
Name of Portfolio                     December 31, 1995           December 31, 1996     December 31,
-----------------                     -------------------         ------------------    ------------------

Equity Portfolio                       $  982,130                 $ 1,829,111             $ 2,464,363

MID CAP PORTFOLIO                      N/A                        N/A                     $    32,552
Small Cap Portfolio                    $4,066,987                 $ 6,243,613             $ 8,856,759

Bantam Value Portfolio                        -0-                 $    10,891             $   361,952
Global Equity Portfolio                       -0-                         -0-                     -0-
International Equity Portfolio         $7,895,766                 $11,746,379             $15,045,920






                                       26



International Small Cap
  Portfolio                            $  736,353                 $   870,310             $ 1,040,582

Emerging Markets Portfolio             $   93,501                 $   896,107             $ 2,398,456
Bond Portfolio                         $  286,080                 $   269,026             $   407,918

International Fixed Income
  Portfolio                            $  232,537                 $   361,469             $   713,913

Strategic Yield Portfolio              $  525,597                 $   908,760             $ 2,444,162


                  Each Management Agreement provides that the relevant Portfolio pays all of its expenses that are not specifically assumed by the Investment Manager. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other expenses of the Fund will be allocated among the Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by each of the Portfolios include, but are not limited to, clerical salaries, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, the Open Shares of each Portfolio are subject to an annual distribution and servicing fee. See "Distribution and Servicing Plan." The organizational expenses of the Fund are being amortized and allocated among the International Equity Portfolio, International Fixed-Income Portfolio, Bond Portfolio, Strategic Yield Portfolio and Small Cap Portfolio.

                  Each Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was approved by shareholders of the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, International Fixed Income Portfolio, Bond Portfolio and Strategic Yield Portfolio on December 16, 1992 and initially by the Board on September 11, 1991 (and amended and restated on October 19, 1993); by the sole shareholder for the International Small Cap Portfolio and Emerging Markets Portfolio on

August 25, 1993 and initially by the Board on July 20, 1993; by the sole shareholder for the Bantam Value Portfolio and Global Equity Portfolio and initially by the Board on October 16, 1995; and by the sole shareholder for the Mid Cap Portfolio and High Yield Portfolio and by the Board on July 29, 1997. The Management Agreement for each Portfolio, other than the High Yield Portfolio was last approved by the Fund's Board, including a majority of the Directors who are not "interested persons" of any party to the Management Agreement, at a meeting held on July 29, 1997. Each Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 60 days' notice, by the Investment Manager. Each Management Agreement provides for automatic termination in the event of its assignment (as defined in the 1940
Act). Each Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Administrator and Custodian

                  The Fund has engaged State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, to provide certain administrative services to the Portfolios. Each Portfolio will bear the cost of such administrative expenses at the annual rate of $45,000 plus .02% of the value of the average daily net assets of each Class of the Portfolio up to $1 billion and .01% of the value of such assets over $1 billion.

                  State Street also acts as the Fund's custodian. As the Fund's custodian, State Street, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio's assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.

Distributor

                  Lazard Freres serves as the distributor of each Portfolio's shares and conducts a continuous offering pursuant to a "best efforts" arrangement. As the distributor, it accepts purchase and redemption orders for Portfolio shares. In addition, the distribution agreement obligates Lazard Freres to pay certain expenses in connection with the offering of Portfolio shares. After the prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Lazard Freres also will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors.

                        DETERMINATION OF NET ASSET VALUE

                  Net asset value per share for each Class of each Portfolio is determined by State Street for the Fund on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is ordinarily closed on the following national holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is determined by dividing the value of the total assets of the Portfolio represented by such Class, less all liabilities, by the total number of Portfolio shares of such Class outstanding.

                  The value of securities, other than options listed on national securities exchanges and debt securities maturing in 60 days or less, is determined as of the close of regular trading on the New York Stock Exchange. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is currently 4:10 p.m., New York time). Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not reflect accurately their fair value, in which case such securities would be valued at their fair value as determined under the supervision of the Board of Directors. Each security for which the primary market is on a national securities exchange is valued at the last sale price on the principal exchange on which it is traded, or, if no sales are reported on such exchange on that day, at the closing bid price.

                  Any security held by a Portfolio for which the primary market is the Nasdaq National Market System is valued at the last sale price as quoted by such system or, in the absence of any sale on the valuation date, at the closing bid price. Any other unlisted security for which current over-the-counter market quotations or bids are readily available is valued at its last quoted bid price or, if available, the mean of two such prices.

                  All other securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Directors and in accordance with procedures adopted by the Board of Directors. The portfolio securities of any of the Portfolios also may be valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Manager to reflect the fair market value of such securities.

                  The Bantam Value Portfolio, International Small Cap Portfolio and Small Cap Portfolio invest primarily in equity securities of companies with relatively small market capitalizations. Because of the difference between the bid and asked prices of over-the-counter securities, there may be an immediate reduction in the net asset value of the shares of the Bantam Value Portfolio, International Small Cap Portfolio or Small Cap Portfolio after such Portfolio has completed a purchase of securities that will be valued by the relevant Portfolio at their bid price, since those securities usually will have been purchased at or near the asked price.

                  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of a Portfolio is not calculated. Each Portfolio calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the New York Stock Exchange once on each day on which the New York Stock Exchange is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Board of Directors.


                             PORTFOLIO TRANSACTIONS
GENERAL

                  Subject to the supervision of the Board of Directors, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, the Investment Manager seeks the best overall terms available, taking into account such factors as price, size of order, difficulty of execution and skill required of the executing broker. While the Investment Manager will generally seek reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

                  Purchases and sales of portfolio securities on a securities exchange are effected by the Investment Manager through brokers who charge a negotiated commission for their services based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Lazard Freres. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

                  To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the Commission thereunder, the Fund's Board has determined that securities transactions for a Portfolio may be executed through Lazard Freres if, in the judgment of the Investment Manager, the use of Lazard Freres is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, Lazard Freres charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

                  Purchase and sale orders for securities held by a Portfolio may be combined with those for other Portfolios in the interest of the most favorable net results for all. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

RESEARCH AND STATISTICAL INFORMATION

                  When it can be done consistently with the policy of obtaining the best overall terms available, the Investment Manager may select brokers or dealers who supply market quotations to the Fund's custodian for valuation purposes, or who supply research, market and statistical information to the Investment Manager. Although such research, market and statistical information may be useful to the Investment Manager, it is only supplementary to the Investment Manager's own research efforts, since the information must still be analyzed, weighed and reviewed by the Investment Manager's staff. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Investment Manager under the Management Agreement with the Fund on behalf of the Portfolios. Such information may be useful to the Investment Manager in providing services to both the Portfolios and clients other than the Portfolios, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Manager in carrying out its obligations to the Portfolios. The total dollar amount of transactions pursuant to which brokerage was directed in consideration of research services provided during the year ended December 31, 1997, was $2,463,881,000, and the related commissions were $3,695,000. In addition, when it can be done consistently with the above stated policy, the Investment Manager may place orders with brokers and dealers (i) who refer persons to the Investment Manager for the purpose of purchasing shares of the Portfolios or (ii) who provide services to the Fund at no fee or for a reduced fee.

BROKERAGE COMMISSIONS


                  In connection with its portfolio securities transactions for the fiscal years ended December 31, 1995, 1996 and 1997, each Portfolio indicated below paid brokerage commissions as follows:




Year Ended December 31, 1995
-----------------------------


                                                                                                       PERCENTGE OF
                                                            AMOUNT OF            PERCENTAGE OF         TOTAL BROKERAGE
                                                            BROKERAGE            TOTAL BROKERAGE       TRANSACTIONS
                                      BROKERAGE             COMMISSIONS          COMMISSIONS           EFFECTED
                                      COMMISSIONS           PAID TO LAZARD       PAID TO LAZARD        THROUGH LAZARD
NAME OF PORTFOLIO                     PAID                  FRERES               FRERES                FRERES
----------------                      -----------           --------------       ---------------       -------------------
Equity Portfolio                      $   331,180               -0-                  -0-                       -0-
                                      -----------            ------                -----                     -----
Small Cap Portfolio                   $ 1,507,582            $3,324                 0.2%                      0.19%
                                      -----------            ------                -----                     -----
International Equity Portfolio        $ 2,303,409               -0-                  -0-                       -0-
                                      -----------            ------                -----                     -----
International Small Cap
    Portfolio                         $   976,314               -0-                  -0-                       -0-
                                      -----------            ------                -----                     -----
Emerging Markets Portfolio            $   280,844               -0-                  -0-                       -0-
                                      -----------            ------                -----                     -----



                                                                                                       PERCENTGE OF
                                                            AMOUNT OF            PERCENTAGE OF         TOTAL BROKERAGE
                                                            BROKERAGE            TOTAL BROKERAGE       TRANSACTIONS
                                      BROKERAGE             COMMISSIONS          COMMISSIONS           EFFECTED
                                      COMMISSIONS           PAID TO LAZARD       PAID TO LAZARD        THROUGH LAZARD
NAME OF PORTFOLIO                     PAID                  FRERES               FRERES                FRERES
----------------                      -----------           --------------       ---------------       -------------------
Equity Portfolio                      $   483,954                -0-                   -0-                  -0-
                                      -----------            -------                 -----                -----
Small Cap Portfolio                   $ 1,522,251            $ 4,465                  0.29%                0.31%
                                      -----------            -------                 -----                -----
Bantam Value Portfolio                $   206,307            $12,195                  5.91%                3.49%
                                      -----------            -------                 -----                -----
Global Equity Portfolio               $    29,963            $ 1,104                  3.69%                9.28%
                                      -----------            -------                 -----                -----
International Equity Portfolio        $ 2,707,977                -0-                   -0-                  -0-
                                      -----------            -------                 -----                -----
International Small Cap
   Portfolio                          $   580,942                -0-                   -0-                  -0-
                                      -----------            -------                 -----                -----
Emerging Markets Portfolio            $   621,547                -0-                   -0-                  -0-
                                      -----------            -------                 -----                -----


Year Ended December 31, 1997
----------------------------

                                                                                                       PERCENTGE OF
                                                            AMOUNT OF            PERCENTAGE OF         TOTAL BROKERAGE
                                                            BROKERAGE            TOTAL BROKERAGE       TRANSACTIONS
                                      BROKERAGE             COMMISSIONS          COMMISSIONS           EFFECTED
                                      COMMISSIONS           PAID TO LAZARD       PAID TO LAZARD        THROUGH LAZARD
NAME OF PORTFOLIO                     PAID                  FRERES               FRERES                FRERES
----------------                      -----------           --------------       ---------------       -------------------
Equity Portfolio                      $   592,299              -0-                   0.00%               0.00%
                                      -----------            -----                 ------               -----
Small Cap Portfolio                   $ 2,003,525              -0-                   0.00%               0.00%
                                      -----------            -----                 ------               -----
Bantam Value Portfolio                $   231,614              -0-                   0.00%               0.00%
                                      -----------            -----                 ------               -----
Global Equity Portfolio               $    26,640              $45                   0.17%               0.19%
                                      -----------            -----                 ------               -----
International Equity Portfolio        $ 3,041,586              -0-                   0.00%               0.00%
                                      -----------            -----                 ------               -----
International Small Cap
   Portfolio                          $   429,111              -0-                   0.00%               0.00%
                                      -----------            -----                 ------               -----
Emerging Markets Portfolio            $ 1,098,476              -0-                   0.00%               0.00%
                                      -----------            -----                 ------               -----


                        PURCHASE AND REDEMPTION OF SHARES


                  The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Purchase of Shares" and "Redemption of Shares."


                  TERMS OF PURCHASE AND REDEMPTION. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after such orders are accepted by an authorized broker or the broker's authorized designee.

                  REDEMPTION COMMITMENT. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the rights to make payments in whole or part in securities (which may include non-marketable securities) or other assets of the Portfolio in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

                  SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Commission by order may permit to protect the Portfolio's shareholders.

                         DISTRIBUTION AND SERVICING PLAN
                               (OPEN SHARES ONLY)

                  The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Distribution and Servicing Plan."

                  Rule 12b-1 (the "Rule") adopted by the Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution and Servicing Plan") with respect to each Portfolio's Open Shares, pursuant to which the Fund pays Lazard Freres for advertising, marketing and distributing Open Shares of the Portfolios and for the provision of certain services to the holders of Open Shares of the Portfolios. Lazard Freres may make payments to certain financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") for providing these services. The Fund's Board determined, in the exercise of its business judgment, that the Fund's Distribution and Servicing Plan is reasonably likely to benefit each Portfolio and holders of Open Shares.

                  A quarterly report of the amounts expended under the Distribution Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution and Servicing Plan provides that it may not be amended to increase materially the costs which holders of Open Shares of a Portfolio may bear for distribution pursuant to the Distribution and Servicing Plan without such shareholders' approval and that other material amendments of the Distribution and Servicing Plan must be approved by the Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Servicing Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan. The Distribution and Servicing Plan was last so approved on July 29, 1997. As to each Portfolio, the Distribution and Servicing Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan or by vote of the holders of a majority of such Portfolio's Open Shares.

                           DIVIDENDS AND DISTRIBUTIONS


                  The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends and Distributions."

                  The Fund intends to declare as a dividend on the outstanding shares of each of the Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio substantially all of the Portfolio's net investment income at the close of each business day to shareholders of record at 4:00 p.m. (New York time). Net investment income for a Saturday, Sunday or holiday will be included in the dividend declared on the previous business day. Dividends declared on the shares of the Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio ordinarily will be paid on the last business day of each month. Shareholders who redeem all their shares of any of these Portfolios prior to a dividend payment date will receive, in addition to the redemption proceeds, any dividends that are declared but unpaid. Shareholders of any of these Portfolios who redeem only a portion of their shares will be entitled to all dividends that are declared by unpaid on the redeemed shares on the next dividend payment date.

                  Dividends from net investment income on the Equity Portfolio will be declared and paid quarterly. Dividends from net investment income on the Mid Cap Portfolio, International Equity Portfolio, Small Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio generally will be declared and paid at least annually and may be declared and paid twice annually.

                  Dividends for each Class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Open Shares will receive lower per share dividends than Institutional Shares because of the higher expenses borne by Open Shares. See "Annual Operating Expenses" in the Fund's Prospectus.

                  Investment income for a Portfolio includes, among other things, interest income, accretion of market and original issue discount and amortization of premium and, in the case of the Equity Portfolio, Mid Cap Portfolio, International Equity Portfolio, Small Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio, also would include dividends.

                  With respect to all of the Portfolios, net realized capital gains, if any, will be distributed at least annually and may be declared and paid twice annually. Dividends and distributions on shares of a Portfolio will be invested in additional shares of the same Portfolio at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. Dividend checks and Statements of Account will be mailed approximately two business days after the payment date. Each Portfolio forwards to the Fund's custodian the monies for dividends to be paid in cash on the payment date.

                                    TAXATION

                  The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Taxation."

                  Each Portfolio intends to qualify as a regulated investment company under the Code and to continue to so qualify as long as such qualification is in the best interests of its shareholders. As a regulated investment company, a Portfolio will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Portfolio must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management of investment practices or policies by any government agency.

                  Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares of a Portfolio for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

                  Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized from the disposition of foreign currency, non-U.S. dollar denominated debt instruments, and certain financial futures and options, may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

                  Under Section 1256 of the Code, gain or loss realized by a Portfolio from certain financial futures and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.

Gain or loss will arise upon the exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

                  Offsetting positions held by a Portfolio involving financial futures and options may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 988 and 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" transactions may be recharacterized as ordinary income.

                  If a Portfolio were treated as entering into straddles by reason of its future or options transactions, such straddles could be characterized as "mixed straddles" if the futures or options transactions comprising such straddles were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

                  Recently enacted legislation added constructive sale provisions that may apply if the Portfolio enters into short sales, or futures, forwards, or offsetting notional principal contracts with respect to appreciated stock and certain debt obligations that it holds. In such event, the Portfolio will be taxed as if the appreciated property were sold at its fair market value on the date the Portfolio entered into such short sale or contract. Such legislation similarly may apply if the Portfolio has entered into a short sale, option, futures or forward contract, or other position with respect to property, that position has appreciated in value, and the Portfolio acquires that same or substantially identical property. In such event, the Portfolio will be taxed as if the appreciated position were sold at its fair market value on the date of such acquisition. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

                  Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Portfolio's assets to be invested in various countries is not known.

                  If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Portfolio may elect to "pass through" to its shareholders the amount of foreign income taxes paid by the Portfolio. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro rata shares of the foreign taxes paid by the Portfolio;
(ii) treat their income from the Portfolio as being from foreign sources to the extent that the Portfolio's income is from foreign sources; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

                  It is anticipated that each of the International Equity Portfolio, International Fixed Income Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio will be operated so as to meet the requirements of the Code to "pass through" to shareholders of the Portfolio credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder will be notified within 45 days after the close of each taxable year of the Portfolio whether the foreign taxes paid by the Portfolio will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid, and (ii) the Portfolio's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

                  If a Portfolio invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Portfolio. In addition, gain realized from the sale, other disposition or marking-to-market of PFIC securities may be treated as ordinary income under Section 1291 or Section 1296 of the Code.

                  Investment by a Portfolio in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing a Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to recognize annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute an amount equal to such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                             PERFORMANCE INFORMATION

                  Current yield is computed pursuant to a formula which operates as follows: The amount of the relevant Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with the regulatory requirements) by such Portfolio during the period. That result is then divided by the product of: (a) the average daily number of such Portfolio's shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2. A Portfolio's "actual distribution rate" is computed in the same manner as yield, except that actual income dividends declared per share during the period in question is substituted for net investment income per share.


                  The yield and the actual distribution rate for the 30-day period ended December 31, 1997 for Open Shares and Institutional Shares of each Portfolio indicated below was as follows:

Name of Portfolio                                   30-Day Yield                         Distribution Rate
-----------------                          -------------------------------        ------------------------------
                                                             Institutional                         Institutional
                                           Open Shares       Shares               Open Shares      Shares
                                           ----------        -------------        -----------      -------------
Bond                                          5.44%               5.74%              5.4%               5.7%
International Fixed Income                    4.42%               4.69%              4.2%               4.4%
Strategic Yield                               7.84%               8.34%              6.7%               7.3%


                  Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


                  The average annual total return of Institutional Shares for the indicated Portfolio and periods ended December 31, 1997 (the date listed in the footnote is the beginning of the period for the indicated Portfolio) was as follows:



Name of Portfolio                1-Year            5-Year         10-Year
----------------                 ------            ------         --------
Equity                            25.13%            20.63%          17.14%(4)
                                 ------            ------          ------
MID CAP                            2.75%(1)         N/A             N/A
                                 ------            ------          ------
International Equity              11.84%            13.96%          10.50%(5)
                                 ------            ------          ------

International Fixed Income        (5.58)%            7.46%           7.02%(6)
                                 ------            ------          ------

Bond                               8.57%             6.48%           6.83%(7)
                                 ------            ------          ------
Strategic Yield                    5.31%             8.96%           8.46%(8)
                                 ------            ------          ------
Small Cap                         28.06%            20.68%          21.57%(9)
                                 ------            ------          ------
International Small Cap            0.27%             5.10%(2)        N/A
                                 ------            ------          ------
Emerging Markets                  (9.84)%            0.98%(3)        N/A
                                 ------            ------          ------
Bantam Value                      33.94%            37.32%(10)       N/A
                                 ------            ------          ------
Global Equity                     15.26%            15.57%(11)       N/A
                                 ------            ------          ------



---------------

(1) November 4, 1997. Computations of average annual total return for periods of less than one year represent an annualization of the Portfolio's actual total return for the applicable period.
(2)      December 1, 1993.
(3)      July 15, 1994.
(4)      June 1, 1987.

(5)      October 29, 1991.
(6)      November 8, 1991.
(7)      November 12, 1991.
(8)      October 1, 1991.
(9)      October 30, 1991.
(10)     March 4, 1996.
(11)     January 3, 1996.

                  Total return is calculated by subtracting the amount of the relevant Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

                  The total return of Open Shares and Institutional Shares for the indicated Portfolio and period through December 31, 1997 (the date listed in the footnote is the date operations commenced or, with respect to Open Shares, the initial public offering date for the indicated Portfolio) was as follows:

Name of Portfolio                Institutional Shares       Open Shares
----------------                 --------------------       ------------
Equity                                329.57%(1)             18.91%(12)
                                     -----------             ----------
Mid Cap                                 2.75%(2)              2.71% (2)
                                     -----------             ----------
International Equity                   85.22%(3)             14.07%(13)
                                     -----------             ----------
International Fixed Income             52.00%(4)             (4.81)%(14)
                                     -----------             ----------
Bond                                   50.37%(5)              7.21%(15)
                                     -----------             ----------
Strategic Yield                        66.17%(6)              3.76%(13)
                                     -----------             ----------
Small Cap                             233.85%(7)             25.59%(16)
                                     -----------             ----------
International Small Cap                22.54%(8)             (3.24)%(17)
                                     -----------             ----------
Emerging Markets                        3.44%(9)            (11.98)%(14)
                                     -----------             ----------
Global Equity                          33.46%(10)            16.71% (16)
                                     -----------             ----------
Bantam Value                           78.53%(11)            27.75% (13)
                                     -----------             ----------
-------------------

(1)    June 1, 1987.
(2)    November 4, 1997.
(3)    October 29, 1991.
(4)    November 8, 1991.
(5)    November 12, 1991.
(6)    October 1, 1991.
(7)    October 30, 1991.
(8)    December 1, 1993.
(9)    July 15, 1994.
(10)   January 3, 1996.
(11)   March 1, 1996.
(12)   February 5, 1997.
(13)   January 23, 1997.
(14)   January 8, 1997.
(15)   March 5, 1997.
(16)   January 30, 1997.
(17)   February 13, 1997.

                  A Portfolio's yield, actual distribution rate and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by such Portfolio, its average portfolio maturity and its expenses. Yield, actual distribution rate and total return information is useful in reviewing a Portfolio's performance and such information may provide a basis for comparison with other investments but such information may not provide a basis for comparison with certificates of deposit, which pay a fixed rate of return, or money market funds, which seek a stable net asset value. Investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                  Performance of each Class will be calculated separately and will take into account any applicable distribution and service fees. As a result, at any given time, the performance of Open Shares should be expect to be lower than that of Institutional Shares.

                  No performance data is provided for the High Yield Portfolio which had not commenced operations as of the date performance information was calculated.

                  From time to time, the Fund may compare a Portfolio's performance against one or more broad-based indices or data from Lipper Analytical Services, Inc., Money Magazine, Morningstar, Inc. and other industry publications. In addition, the Fund may compare a Portfolio's performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government)
 and FDIC-insured bank money market accounts.


                  ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

                  The Fund is a Maryland corporation organized on May 17, 1991 as an open-end investment company. The authorized capital stock of the Fund consists of one billion, five hundred and fifty million (1,550,000,000) shares of common stock, $.001 par value per share. To date, the Fund's Board of Directors has authorized the issuance of thirteen Portfolios. Shares of each Portfolio are classified into two classes--Open Shares and Institutional Shares. The Board of Directors may, in the future, create additional portfolios or classes of shares.

                  On January 1, 1992, the Fund on behalf of the Equity Portfolio acquired the assets and liabilities of Lazard Equity Fund, formerly a portfolio of Scudder Fund, Inc. ("Scudder Fund") an open-end, diversified management investment company. Lazard Freres has agreed to indemnify Scudder Fund and its directors from any and all claims arising out of the transfer of assets to the maximum extent that Scudder Fund would be so permitted by the Maryland General Corporation Law, subject to the limitations of the 1940 Act. In addition, the Fund has agreed to indemnify, with respect to the Equity Portfolio, the Scudder Fund and its directors and officers from claims arising out of acts or omissions occurring prior to the transfer to the same extent that such individuals could have been indemnified by the Scudder Fund. If, however, the Fund (or the Equity Portfolio) ceases to exist, Lazard Freres has agreed, in lieu of the Fund, to so indemnify to so indemnify the directors and officers of Scudder Fund.

                  As of April 27, 1998, the following shareholders owned beneficially or of record 5% or more of the indicated Portfolio's outstanding shares:

                                                       PERCENTAGE OF TOTAL
NAME AND ADDRESS                                INSTITUTIONAL SHARES OUTSTANDING
---------------                                 --------------------------------
EQUITY PORTFOLIO

     Seagrams Retirement Savings and Investment Trust        9.62%
     c/o The Bank of New York
     1 Wall Street, 12th Floor
     New York, NY  10005-2501

     Smith Barney Inc.                                       7.76%
     388 Greenwich Street
     New York, NY  10013

     Lazard Freres & Co. LLC                                 6.39%
     Employee Savings Plan--Equity Fund
     30 Rockefeller Plaza
     New York, NY  10112

SMALL CAP PORTFOLIO

     Merrill Lynch For The Sole                              9.09%
     Benefit of Its Customers
     Attn:  Fund Admin LZSCX
     4800 Deer Lake Dr. East 2nd Floor
     Jacksonville, FL  32246-6484

     Lazard Freres & Co. LLC                                 7.05%
     Mercantile Safe Deposit & Trust Co., Custodian for
     Bakery &
     Confectionery Intl
     Pension Plan--Small Cap
     30 Rockefeller Plaza
     New York, NY  10112

BANTAM VALUE PORTFOLIO

     Lazard Freres & Co. LLC                                 8.55%
     United Food & Commercial

                                                       PERCENTAGE OF TOTAL
NAME AND ADDRESS                                INSTITUTIONAL SHARES OUTSTANDING
---------------                                 --------------------------------

     Workers Unions & Empl Pen Fund
     1800 Phoenix Blvd Ste. 310
     Atlanta, GA  30349

     Lazard Freres & Co. LLC                                    6.61%
     Graphic Communications Intl
     Union Supplemental Retirement & Disability
       Fund--Equity
     30 Rockefeller Plaza
     New York, NY  10112

     Lazard Freres & Co. LLC                                    5.87%
     Ursinus College
     Attn:  Business Office
     P.O. Box 1000
     Main Street
     Collegeville, PA  19426-1000

GLOBAL EQUITY PORTFOLIO

     Lazard Freres & Co. LLC                                    43.86%
     Mount Sinai Hospital
     Foundation of Toronto
     331-500 University Avenue
     Toronto, ON  M5G 1X5

     Lazard Freres & Co. LLC                                    12.62%
     Majck (1997) Investment
     Limited Partnership
     225 Water Street Ste. 84C
     Jacksonville, FL  32202

     Lazard Freres & Co. LLC                                    8.22%
     Bitterroot Enterprises Inc.
     P.O. Box 7048
     Wilmington, DE  19803

                                                       PERCENTAGE OF TOTAL
NAME AND ADDRESS                                INSTITUTIONAL SHARES OUTSTANDING
---------------                                 --------------------------------
INTERNATIONAL EQUITY PORTFOLIO

     Lazard Freres & Co. LLC                                    9.98%
     Mercantile Safe Deposit & Trust Co.
     Custodian for Bakery & Confectionery Intl
     30 Rockefeller Plaza
     New York, NY  10112

INTERNATIONAL SMALL CAP PORTFOLIO

     Lazard Freres & Co. LLC                                    6.44%
     The George Washington
     University Int'l Small Cap
     Att:  Louis Katz & Courtney Lowe
     2121 I Street
     707 Rice Hall

     Lazard Freres & Co. LLC                                    6.17%
     United Air Lines Inc. Pension & Welfare Plans
     30 Rockefeller Plaza
     New York, NY  10112

EMERGING MARKETS PORTFOLIO

     Lazard Freres & Co. LLC                                    6.17%
     University of British Columbia
     Faculty Pension Plan
     Emerging Markets
     4-6328 Memorial Road
     Vancouver, BC  V6T TZ2

     Lazard Freres & Co. LLC                                    5.23%
     Presbyterian Church (USA)
     Foundation Foreign
     260 East Twelfth Street
     Jeffersonville, IN  47130

                                                       PERCENTAGE OF TOTAL
NAME AND ADDRESS                                INSTITUTIONAL SHARES OUTSTANDING
---------------                                 --------------------------------

     Lazard Freres & Co. LLC                                    5.21%
     United Air Lines Inc. Pension & Welfare Plans
     30 Rockefeller Plaza
     New York, NY  10112

BOND PORTFOLIO

     Lazard Freres & Co. LLC                                    7.70%
     Elaine Louise David-Weill
     30 Rockefeller Plaza
     New York, NY  10112-0194

     Lazard Freres & Co. LLC                                    6.08%
     Local 1922 Pension Fund
     Attn:  Laurie Greco Fund Mngr
     1065 Old Country Road Suite 214
     Westbury, NY  11590-5628

INTERNATIONAL FIXED INCOME PORTFOLIO

     Lazard Freres & Co. LLC                                    29.50%
     Graphic Communications Intl
     Union Supplemental Retirement
       Disability Fund--Fixed Income
     30 Rockefeller Plaza
     New York, NY  10112

     M & I Trust Co., Custodian for                              17.27
       Cuka Individual Acct Master Plan
     1000 N. Water St., 14th Floor
     Milwaukee, WI  53202

                                                       PERCENTAGE OF TOTAL
NAME AND ADDRESS                                INSTITUTIONAL SHARES OUTSTANDING
---------------                                 --------------------------------

     Charles Schwab & Co. Inc.                                    8.96
     Special Custody Account
       For Benefit of Customers
     101 Montgomery St.
     San Francisco, CA  54104

HIGH YIELD PORTFOLIO

     Lazard Freres & Co. LLC                                     39.45%
     Mass Bay Transportation
     30 Rockefeller Plaza 60th Floor
     New York, NY  10112-0002

     Lazard Freres & Co. LLC                                     21.14%
     Steamfitters Local Union #420
     30 Rockefeller Plaza 60th Fl.
     New York, NY  10112-0002

     Lazard Freres & Co. LLC                                     13.94%
     Oregon Retail Employees Pen Tr.
     30 Rockefeller Plaza 60th Floor
     New York, NY  10112-0002

     Trust Company of America                                    8.67%
     F/B/O IEA
     P.O. Box 6503
     Englewood, CO  80155-6503

     Lazard Freres & Co.  LLC                                    7.52%
     Homeland Foundation
     30 Rockefeller Plaza 60th Floor
     New York, NY  10112-0002

STRATEGIC YIELD PORTFOLIO

     Merrill Lynch For The Sole                                  13.37%
     Benefit of Its Customers
     Attn:  Fund Admin LZSYX

                                                       PERCENTAGE OF TOTAL
NAME AND ADDRESS                                INSTITUTIONAL SHARES OUTSTANDING
---------------                                 --------------------------------

     4800 Deer Lake Dr East 2nd Floor
     Jacksonville, FL  32246-6484

     Lazard Freres & Co. LLC                                    11.30%
     Mack Trucking Inc. Retirement
     Trust - Strategic Yield
     Attn:  Mark Cherry
     2100 Mack Blvd.
     Allentown, Patterson  18103-5622

     Northern Trust Co.                                          5.83%
     F/B/O Cristel Denaan Trust
     P.O. Box 92956
     Chicago, IL  60675

     Mac & Co                                                    5.44%
     Mutual Fund Operations
     P.O. Box 3198
     Pittsburgh, PA  15230

                                                  PERCENTAGE OF TOTAL
NAME AND ADDRESS                                OPEN SHARES OUTSTANDING
---------------                                --------------------------

EQUITY PORTFOLIO

     Connecticut General Life Ins. Co.                   79.17%

                                                  PERCENTAGE OF TOTAL
NAME AND ADDRESS                                OPEN SHARES OUTSTANDING
---------------                                --------------------------

     One Commercial Plaza
     280 Trumbull Street
     P.O. Box 2975
     Hartford, CT  06104

SMALL CAP PORTFOLIO

     Connecticut General Life Ins Co.                    77.21%




     One Commercial Plaza
     280 Trumbull St.
     P.O. Box 2975
     Hartford, CT  06104

BANTAM VALUE PORTFOLIO

     Charles Schwab & Co. Inc.                           25.95%
     Special Custody Account
     For Benefit of Customers
     Attn:  Mutual Fund 101 Montgomery
     San Francisco, CA  94104

GLOBAL EQUITY PORTFOLIO

     Lazard Freres & Co. LLC                             29.72%

                                                  PERCENTAGE OF TOTAL
NAME AND ADDRESS                                OPEN SHARES OUTSTANDING
---------------                                --------------------------

     Gaetana Enders
     555 Park Avenue
     New York, NY  10021-8166

     Cusition Trust Limited                              15.96%
     21 Moorfields
     London EC2P 2HT United Kingdom

     Lazard Freres & Co. LLC                              6.95%
     FFBS&J Profit Sharing Plan
     FBO Stanley Katz
     Attn:  Gary Spagnoli
     One New York Plaza
     New York, NY  10004-1901

     Lazard Freres & Co. LLC                              6.60%
     Edward B. Meyercord Jr.
     46 Oxbow Drive
     Summit, NJ 07901-2216

INTERNATIONAL EQUITY PORTFOLIO

     Connecticut General Life Insurance Co.              11.67%
     One Commercial Plaza
     280 Trumbull St.
     Attn:  Liz Pezda 11-19-B
     P.O. Box 2975
     Hartford, CT  06104-2975

     Balsa & Co.                                          5.89%

                                                  PERCENTAGE OF TOTAL
NAME AND ADDRESS                                OPEN SHARES OUTSTANDING
---------------                                --------------------------

   c/o Chase Manhattan Bank
     P.O. Box 1768 Grand Central Station
     New York, NY  10163-1768

EMERGING MARKETS PORTFOLIO

     Charles Schwab & Co. Inc.                            7.84%
     Special Custody Account
     For Benefit of Customers
     Attn:  Mutual Fund 101 Montgomery
     San Francisco, CA  94104

INTERNATIONAL SMALL CAP PORTFOLIO

                                                  PERCENTAGE OF TOTAL
NAME AND ADDRESS                                OPEN SHARES OUTSTANDING
---------------                                --------------------------

     Donaldson Lufkin Jenrette                            8.81%
     Securities Corporation Inc.
     P.O. Box 2052
     Jersey City, NJ  07303-2052

     Marsha Von Mueffling Crawford                        8.00%
     770 Park Ave Apt. 6D
     New York, NY  10021-4153

     Attn:  Mr. Fred Pakis                                6.69%
     Lazard Freres & Co. LLC
     Clarendon Capital Mgmt Co.
     Limited Partnership LLP
     8115 North Mohave Road
     Paradise Valley, AZ  85253-2291

     Wendel & Co A/C 154948                               6.63%

                                                  PERCENTAGE OF TOTAL
NAME AND ADDRESS                                OPEN SHARES OUTSTANDING
---------------                                --------------------------

     The Bank of New York
     Mutual Fund Reorg Dept.
     P.O. Box 1066
     Wall Street Station
     New York, NY  10268-1066

BOND PORTFOLIO

     Lazard Freres and Co. LLC                           13.67%
     Suny Univ Hospital @ Brooklyn
     Brooklyn Anesthesia Research
     PC Retirement Trust
     Attn:  Ed Hahn
     450 Clarkson Avenue

     Lazard Freres & Co. LLC                             12.05%
     The Catholic Cemeteries of The
     Archdiocese of Washington Inc.
     Attn Jane S. Landon
     13801 Georgia Avenue
     Silver Spring, MD  20906-5271

     Lazard Freres and Co. LLC                            6.37%
     Estate of Joseph Froelich
     Sally Froelich Andrew Schoen
     And Daryl Froelich Moss Exec

                                                  PERCENTAGE OF TOTAL
NAME AND ADDRESS                                OPEN SHARES OUTSTANDING
---------------                                --------------------------

     Attn Mrs. Sally Froelich
     6 Overlook Road

     Lazard Freres & Co. LLC                              5.17%
     Peter W. Quesada
     c/o Fore River Company
     5 Milk Street
     P.O. Box 7525
     Portland, ME  04112-7525

INTERNATIONAL FIXED INCOME PORTFOLIO

     Lazard Freres & Co. LLC                             15.92%
     Trust U/A DTD 10/30/96 Between
     Jane Engelhard Settlor & EG
     Beimfohr J. Bemberg S Craighead
     Mrs. Engelhard c/o Mrs. Simonton
     97 Main St.

     Lazard Freres & Co. LLC                             10.44%
     Manfred Steinfield
     Shelby Williams Industries
     11-111 Merchandise Mart
     Chicago, IL  60654

     Lazard Freres & Co. LLC                              7.32%

                                                  PERCENTAGE OF TOTAL
NAME AND ADDRESS                                OPEN SHARES OUTSTANDING
---------------                                --------------------------

     NationsBank NA-Madeira School
     Attn:  Franklin B. Smith
     8328 Georgetown Pike
     McLean, VA  22102                                   12.03%

                                                  PERCENTAGE OF TOTAL
NAME AND ADDRESS                                OPEN SHARES OUTSTANDING
---------------                                --------------------------

STRATEGIC YIELD PORTFOLIO

     Resource Partners LLC                               18.05%
     225 Main Street
     Westport, CT  06880-3216

MID CAP PORTFOLIO

     First Tennessee Bank NA                             15.03%
     165 Madison Ave.
     Memphis, TN  38103-2723

     Lazard Freres & Co.  LLC                            11.46%
     Oak Grove Resources Limited 2
     30 Rockefeller Plaza 60th Floor
     New York, NY  10112-0002

     Balsa & Co                                           6.59%
     C/O Chase Manhattan Bank
     P.O. Box 1768 Grand Central Station
     New York, NY  10163-1768

HIGH YIELD PORTFOLIO

     Lazard Freres & Co. LLC                             31.67%
     Francesca G. Olivieri
     1230 Park Avenue Apt. 15H
     New York, NY  10128-1726

     Roni Goldberg                                       31.02%
     928 Glenview Rd.
     Ridgewood, NJ  07450-1101

     Post & Co A/C No. 415708                            15.47%
     c/o The Bank of New York
     Mutual Fund Reorg Dept.

                                                  PERCENTAGE OF TOTAL
NAME AND ADDRESS                                OPEN SHARES OUTSTANDING
---------------                                --------------------------

     P.O. Box 1066
     Wall Street Station
     New York, NY  10268

     Robert A. Sasner                                    15.45%
     Caryn D. Sasner JT Ten
     3312 Coolidge Avenue
     Los Angeles, CA  90066-1221

     Yuhong Geng                                          6.29%
     34 Laddins Rock Road
     Old Greenwich, CT  06870



                  A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

                  Certain of the shareholders are investment management clients of the Investment Manager that have entered into agreements with the Investment Manager pursuant to which the Investment Manager has investment discretion and voting power over any assets held in the clients' accounts, including shares of the Portfolios. For purposes of the list above, the Fund considers the Investment Manager to be a beneficial owner of Portfolio shares held in management accounts on behalf of its investment management clients.

                  Generally, all shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by Class is required by law or where the matter involved affects only one Class. As used in the Prospectus and in this Statement of Additional Information, the vote of a majority of the outstanding voting securities means, with respect to the Fund or a Portfolio, the vote of the lesser of (i) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

                  Each share of the applicable Class of a Portfolio is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared in the discretion of the Fund's Board of Directors. In the event of the liquidation of a Portfolio, shares of each Class of the Portfolio are entitled to receive the assets attributable to such Class of that Portfolio that are available for distribution based upon the relative net assets of the applicable Class.

                  Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Fund.


                        COUNSEL AND INDEPENDENT AUDITORS

                  Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982.

                  Anchin, Block & Anchin LLP has been selected as the independent auditors for the Fund.


                             ADDITIONAL INFORMATION

                  The Fund's Registration Statement, including the Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or this Statement of Additional Information as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                  A special service is available to banks, brokers, investment advisers, trust companies and others who have a number of accounts in any Portfolio. In addition to the copy of the regular Statement of Account furnished to the registered holder after each transaction, a monthly summary of accounts can be provided. The monthly summary will show for each account the account number, the month-end share balance and the dividends and distributions paid during the month. All costs of this service will be borne by the Portfolio. For information on the special monthly summary of accounts, contact the Fund.

                                    APPENDIX

                  Description of certain ratings.

S&P

BOND RATINGS

                                       AAA

                  Bonds rated AAA have the highest rating assigned to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                                       AA

                  Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                        A

                  Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                                       BBB

                  Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                       BB

                  Bonds rated BB have less near-term vulnerability to default than other speculative grade bonds. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                                        B

                  Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                       CCC

                  Bonds rated CCC have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                                       CC

                  The rating CC is typically applied to bonds subordinated to senior debt which is assigned an actual or implied CCC rating.

                                        C

                  The rating C is typically applied to bonds subordinated to senior debt which is assigned an actual or implied CCC- rating.

                                        D

                  Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                  S&P's letter ratings may be modified by the additional of a plus or a minus sign, which is used to show relative standing within the major ratings categories, except in the AAA (Prime Grade) category.

Commercial Paper Ratings

                  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                       A-1

                  This designation indicates the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted within a plus sign (+) designation.

                                       A-2

                  Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

BOND RATINGS

                                       Aaa

                  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

                  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities of fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

                  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

                  Bond which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

                  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

                  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

                  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

                  Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

                  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a rating for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATINGS

                  The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

                  Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

             FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS


                  The Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1997 for each Portfolio (other than the High Yield Portfolio which had not commenced operations) is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

                            THE LAZARD FUNDS, INC.

                           PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits


         (a)   Financial Statements

               Financial Highlights for the periods ended December 31, 1997 are included in Part A of the Registration Statement. All other required financial statements and report of independent auditors are incorporated into Part B of the Registration Statement by reference to Registrant's Annual Report on Form N-30D for the fiscal year ended December 31, 1997.

         (b)   Exhibits

         1(a)  Articles of Incorporation 1
         1(b)  Articles of Amendment 8
         1(c)  Articles Supplementary 8

         2     By-Laws 1
         3     Not applicable
         5(A)  Form of Investment Management Agreement between
               the Registrant and Lazard Asset Management with respect to the Lazard International Equity
               Portfolio4
         5(B)  Form of Investment Management Agreement between the
               Registrant and Lazard Asset Management with respect to the Lazard International Fixed-Income
               Portfolio4
         5(C)  Form of Investment Management Agreement between the
               Registrant and Lazard Asset Management with respect to the Lazard Bond Portfolio4
         5(D)  Form of Investment Management Agreement between the
               Registrant and Lazard Asset Management with respect to the Lazard Strategic Yield Portfolio4
         5(E)  Form of Investment Management Agreement between the
               Registrant and Lazard Asset Management with respect to the Lazard Small Cap Portfolio4
         5(F)  Form of Investment Management Agreement between the
               Registrant and Lazard Asset Management with respect to the Lazard Equity Portfolio4
         5(G)  Form of Investment Management Agreement between the
               Registrant and Lazard Asset Management with respect to the Lazard Emerging Market Portfolio3
         5(H)  Form of Investment Management Agreement between the
               Registrant and Lazard Asset Management with respect to the Lazard International Small Cap
               Portfolio3
         5(I)  Form of Investment Management Agreement between the
               Registrant and Lazard Asset Management with
               respect to the Lazard Global Equity Portfolio6
         5(J)  Form of Investment Management Agreement between the
               Registrant and Lazard Asset Management with
               respect to the Lazard Bantam Value Portfolio6
         5(K)  Form of Investment Management Agreement between the
               Registrant and Lazard Asset Management with
               respect to the Lazard Emerging World Funds Portfolio6

         5(L)  Form of Investment Management Agreement between the
               Registrant and Lazard Asset Management with
               respect to the Lazard Mid Cap Portfolio9
         5(M)  Form of Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the
               Lazard High Yield Portfolio9
         5(N)  Form of Administration Agreement between the Registrant and
               State Street Bank and Trust Company6
          6    Distribution Agreement, as revised8
          7    Not Applicable
          8    Form of Custodian Agreement2
          9    Form of Transfer Agency and Service Agreement2
          10   Opinion and Consent of Counsel7
          11   Consent of Independent Auditors
          12   Not applicable
          13   Investment Representation Letter3
          14   Not applicable
          15   Distribution and Servicing Plan9
          16   Schedule for Computation of Total Return Performance Quotations5
          17   Financial Data Schedule10
          18   Rule 18f-3 Plan8

               Other Exhibits:
               Power of Attorney of Messrs. Burke, Lieberman, Eig, Gullquist, Reiss and Rutledge3

               Power of Attorney of Mr. Davidson7

               Power of Attorney of Mr. Frischling8

               Power of Attorney of Mr. Katz9
_______________
     1. Incorporated by reference from Registrant's Registration Statement on Form N-1A (file Nos. 33-40682 and 811-6312) filed with the Securities and Exchange Commission on May 20, 1991.

     2. Incorporated by reference from Registrant's Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on July 23, 1991.

     3. Incorporated by reference from Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on September 1, 1993.

     4. Incorporated by reference from Registrant's Post-Effective Amendment No. 6 filed with the Securities and Exchange Commission on March
          31, 1994.

     5. Incorporated by reference from Registrant's Post-Effective Amendment No. 1 filed with the Securities and Exchange Commission on March 3, 1992.

     6. Incorporated by reference from Registrant's Post-Effective Amendment No. 8 filed with the Securities and Exchange Commission on October 13, 1995.

     7. Incorporated by reference from Registrant's Post-Effective Amendment No. 9 filed with the Securities and Exchange Commission on December 27, 1995.

     8. Incorporated by reference from Registrant's Post-Effective Amendment No. 10 filed with the Securities and Exchange Commission on August 15, 1996.


     9. Incorporated by reference from Registrant's Post-Effective Amendment No. 15 filed with the Securities and Exchange Commission on October 31, 1997.

    10. Incorporated by reference to Registrant's Annual Report on Form N-SAR filed on or about February 27, 1998.


Item 25.  Persons Controlled by or under Common Control with Registrant.
          None.

Item 26.  Number of Holders of Securities.


          As of March 31, 1998, the number of record holders of each Portfolio were as follows:

                                                INSTITUTIONAL         OPEN
                                                -------------        -------
Lazard International Equity Portfolio             1,791               241
Lazard International Fixed-Income Portfolio         694                82
Lazard Bond Portfolio                               408                73
Lazard Equity Portfolio                           1,201               169
Lazard Strategic Yield Portfolio                    854               240
Lazard Small Cap Portfolio                        2,237               388
Lazard International Small Cap Portfolio          1,017               114
Lazard Emerging Markets Portfolio                 1,083               281
Lazard Global Equity Portfolio                      116                41
Lazard Bantam Value Portfolio                       878               281
Lazard Emerging World Funds Portfolio                 0                 0
Lazard Mid Cap Portfolio                            826               118
Lazard High Yield Portfolio                          42                 9


Item 27.  Indemnification

          Reference is made to Article EIGHTH of the Registrant's Articles of Incorporation filed as Exhibit 1 and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of the Registrant's By-Laws filed as Exhibit 2 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnificaetion against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

          Reference also is made to the Investment Management Agreements and the Distribution Agreement filed as Exhibits 5 and 6, respectively.

Item 28. Business and Other Connections of Investment Advisers.

         The description of the Investment Manager under the Captions "Management of the Fund and Portfolios" in the Prospectus and "Management" in the Statement of Additional
         Information consituting Parts A and B, respectively, of this Registration Statement is incorporated by reference herein.
         Following is a list of the General Members of Lazard Freres & Co. LLC, together with thier other business connections which are of substantial nature during the previous two years:

                          Name and Address of Company with
Name of General Member    which General Member is Connected       Capacity
----------------------    ---------------------------------       --------

Eileen D. Alexanderson    None

William Araskog           None

F. Harlan Batrus         Mutual of America Capital Management Corp.  Director
                          666 Fifth Avenue
                          New York, New York 10103

                          Ryan Labs, Inc.                          Director
                          350 Albany Street
                          New York, New York 10280

David G. Braunschvig      None

Patrick J. Callahan, Jr.  Berry Metal Co.                          Director
                          Route 68
                          Harmony, Pennsylvania 16307

                          BT Capital Corp.                         Director
                          280 Park Avenue
                          New York, New York 10017

                          Lee Brass Co. (Prior to 3/1/95)          Director
                          P.O. Box 1229
                          Anniston, Alabama 36202

                          Michigan Wheel Corp.                     Director
                          1501 Buchanan Avenue
                          Southwest Grand Rapids, Michigan 49507

                          Rotation Dynamics Corp.                  Director
                          15 Salt Creek Lane
                          Suite 316
                          Hinsdale, Illinois 60521

                          Somerset Technologies, Inc.              Director
                          P.O. Box 791

                          New Brunswick, New Jersey 08903

                          GAR Holding Co. (Prior to 4/1/96)        Director
                          600 Union Street
                          Ashland, Ohio 44805

Michel David-Weill        BSN Gervais Danone (Proior to 8/1/96)    Director
                          1260130 Rue Jules Gruesde
                          Levallois-Perret (Hauts de Seine)
                          France 92303

                         Credit Mobilier Industriel              Chairman of
                         (Prior to 8/1/96)                       the Board
                         (SOVAC)
                         19-21 Rue de la Bienfaisance
                         75008 Paris, France

                         The Dannon Company, Inc.                  Director
                         22-11 38th Avenue
                         Long Island City, New York 11101

                         Eurafrance                              President and
                         12 Avenue Percier                       Chairman of
                         75008 Paris, France                     the Board

                         Exor Group                                Director
                         19 Avenue Montaigne
                         75008 Paris, France

                         Euralux                                   Director
                         8 Rue Ste-Zithe
                         2763 Luxembourg

                         Fiat S.P.A. (Prior to 8/1/96)             Director
                         Corso Marconi 10
                         10125 Torino
                         Italy

                         Group Danone                              Director
                         7 Rue de Teheran
                         75008 Paris, France

                         ITT Industries, Inc.                      Director
                         320 Park Avenue
                         New York, New York 10022

                         La France S.A.                            Director
                         7 & 9 Boulevard Haussmann
                         75009 Paris, France

                         La France-Iard                            Director
                         7 & 9 Boulevard Haussmann
                         75009 Paris, France

                         La France-Vie                             Director
                         7 & 9 Boulevard Haussmann
                         75009 Paris, France

                         Lazard Brothers & Co., Limited            Director
                         21 Moorfields

                         London EC2P-2HT
                         England

                         Pearson plc                               Director
                         Millbank Tower
                         London SWI P4QZ

                         Publicis S.A.                             Director
                         133 Champs-Ezlysees
                         75008 Paris, France

                         S.A. de la Rue Imperiale de Lyon          Director
                         49, Rue de la Republique
                         Lyon (Rhone) 69002
                         France

John V. Doyle            None

Charles R. Dreifus       None

Thomas F. Dunn           Goldman, Sach & Co.                       Senior
                         (Prior to 1/1/95)                         Portfolio
                         85 Broadway Street                        Manager
                         New York, New York 10004

Norman Eig               The Lazard Funds, Inc.                    Director,
                         30 Rockefeller Plaza                      Chairman
                         New York, New York  10020

                         The Emerging World Trust Fund Limited     Director
                         30 Rockefeller Plaza
                         New York, New York 10020

                         Lazard Pension Management, Inc.           Director
                         30 Rockefeller Plaza
                         New York, New York 10020

Richard P. Emerson       None

Peter R. Ezersky         None

Jonathan F. Foster       None

Albert H. Garner         None

James S. Gold            Smart & Final Inc.                        Director
                         4700 South Boyle Avenue
                         Los Angeles, California 90058

Jeffrey A. Golman        None

Steven J. Golub          Mineral Technologies Inc.                 Director
                         405 Lexington Avenue
                         New York, New York 10174-1901

Herbert W. Gullquist     The Lazard Funds, Inc.                    Director,
                         30 Rockefeller Plaza                      President
                         New York, New York 10020

                         The Emerging World Trust Fund Limited     Director

                         30 Rockefeller Plaza
                         New York, New York 10020

                         Lazard Freres Asset                       Director,
                         Management (Canada), Inc.                 President
                         30 Rockefeller Plaza
                         New York, New York 10020

                         Lazard Pension Management, Inc.           Director,
                         30 Rockefeller Plaza                      President
                         New York, New York 10020

Thomas R. Haack          None

J. Ira Harris            Manpower Inc.                             Director
                         5301 North Ironwood Road
                         Milwaukee, Wisconsin 53201

                         Caremark International, Inc.              Director
                         (Prior to 9/20/96)
                         2215 Sanders Road
                         Northbrook, Illinois 60062

                         Brinker International Inc.                Director
                         6820 LBJ Freeway
                         Dallas, Texas 75240

Melvin L. Heineman       Lazard Freres & Co., Ltd                  Director
                         21 Moorsfields
                         London EC2P 2HT
                         England

                         Lazard Pension Management, Inc.           Director
                         ("Prior to 1/1/97)
                         30 Rockefeller Plaza
                         New York, New York 10020

Kenneth M. Jacobs        None

Jonathan H. Kagan        Continental Cablevision, Inc.             Director
                         Pilot House
                         54 Lewis Wharf
                         Boston, Massachusetts 02110

                         Firearms Training Systems, Inc.           Director
                         7340 McGinnis Ferry Road
                         Suwanee, Georgia 301274

                         La Salle Re Ltd.                          Director
                         Cumberland House
                         One Victoria Street
                         P.O. HM 1502
                         Hamilton Hm FX
                         Bermuda

                         Patient Education Media, Inc.             Director
                         1271 Avenue of the Americas
                         New York, New York 10020

                         Phar-Mor Inc. (Prior to 1/1/96)           Director

                         20 Federal Plaza West
                         Youngstown, OH 44501

                         Tyco Toys, Inc.                           Director
                         6000 Midlantic Drive
                         Mount Laurel, New Jersey 08054

James L. Kempner         Lazard Freres & Co. Capital Markets
                         30 Rockefeller Plaza
                         New York, NY 10020

William J. Kreisel       Morgan Stanley & Co., Inc.               Managing
                         (Prior to 12/95)                         Director
                         1221 Avenue of the Americas
                         New York, NY  10020

Larry A. Kohn            Goldman Sachs & Co.                      Vice
                         (Prior to 1/97)                          President
                         85 Broad Street
                         New York, NY  10004

Sandra A. Lamb           None

Edgar D. Legaspi         None

Michael S. Liss          Bear Stearns & Co.                        Senior
                         (Prior to 10/1/95)                        Portfolio
                         245 Park Avenue                           Manager
                         New York, New York 10004

William R. Loomis, Jr.   Englehard Hanovia Inc.                    Director
                         280 Park Avenue
                         3rd Floor - West Wing
                         New York, New York 10017

                         Minorco S.A.                              Director
                         Boite Postal 185
                         L-2011 Luxembourg

                         Minorco (U.S.A.) Inc.                     Director
                         30 Rockefeller Plaza
                         Suite 4212
                         New York, NY 10112

                         Terra Industries, Inc.                    Director
                         600 4th Street
                         Sioux City, Iowa 51101

J. Robert Lovejoy        Lazard Freres & Co. Capital Markets
                         30 Rockefeller Plaza
                         New York, NY 10020

Matthew, J. Lustig       None

Philippe L. Magistretti  None

Damon Mezzacappa         Corporate Property Investors              Director
                         30 Rockefeller Plaza
                         New York, New York 10020

Christina A. Mohr        Loehmann's Holdings Inc.                  Director
                         2500 Halsey Street
                         Bronx, New York 10461

                         United Retail Group, Inc.                 Director
                         365 West Passaic Street
                         Rochelle Park, New Jersey 07662

Robert P. Morgenthau     Lazard Freres Asset Management            Director,
                         (Canada), Inc.                            Vice
                         30 Rockefeller Plaza                      President
                         New York, New York 10020

Steven J. Niemczyk       None

Hamish W. M. Norton      None

Jonathan O'Herron        Trigen Energy Corporation                 Director
                         1 Water Street
                         White Plains, New York 10601

James A. Paduano         Donovan Data Systems, Inc.                Director
                         666 Fifth Avenue
                         New York, New York 10019

                         Pilgrim Electronics, Inc.
                         (Prior to 4/1/95)                         Director
                         60 Beaver Brook Road
                         Danbury, Connecticut 06810

                         Secure Products Inc.                      Director
                         47 Maple Street
                         Summit, NJ 07901

Louis Perlmutter         None

Robert E. Poll, Jr.      None

Lester Pollack           Continental Cablevision, Inc.             Director
                         Pilot House
                         54 Louis Wharf
                         Boston Massachusetts 02210

                         CNA Financial Corp. (Prior to 3/1/95)     Director
                         CNA Plaza
                         Chicago, Illinois 60685

                         Firearms Training Systems, Inc.           Director
                         7340 McGinnis Ferry Road
                         Suwaanee, Georgia 30174

                         Kaufman & Broad Home Corp.                Director
                         11601 Wilshire Boulevard
                         Los Angeles, California 90025-1748

                         La Salle Re Ltd.                          Director
                         Cumberland House
                         One Victoria Street
                         P.O. HM FX
                         Bermuda

                         La Salle Re Holdings Ltd.                 Director
                         Cumberland House
                         One Victoria Street
                         P.O. HM FX
                         Bermuda

                         Loews Corporation (Prior to 1/1/96)       Director
                         666 Fifth Avenue
                         New York, New York 10103

                         Paramount Communications, Inc.            Director
                         (Prior to 3/1/95)
                         15 Columbus Circle
                         New York, New York 10023

                         Parlex Corp.                              Director
                         145 Milk Street
                         Metuen, Massachusetts 01844

                         Polaroid Corp.                            Director
                         549 Technology Square
                         Cambridge, Massachusetts 02139

                         SD Holding (Bermuda) Ltd.                 Director
                         Hurst Holme
                         Trott Road
                         Hamilton HMII
                         Bermuda

                         Sphere Drake Acquisitions (U.K.) Ltd.     Director
                         52-24 Leadenhall Street
                         London EC3A 2BJ
                         England

                         Sphere Drake Holding Ltd.                 Director
                         52-24 Leadenhall Street
                         London EC3A 2BJ
                         England

                         Sphere Drake Ltd.                         Director
                         52-24 Leadenhall Street
                         London EC3A 2BJ
                         England

                         Sun America Inc.                          Director
                         11601 Wilshire Boulevard
                         Los Angeles, CA  90025

                         Tidewater Inc.                            Director
                         1440 Canal Street
                         Suite 2100
                         New Orleans, Louisianna  70112

Michael J. Price         Avidia Systems, Inc.                      Director
                         10 Fairfield Blvd.
                         Wallingford, CT  06492

Steven L. Rattner        Falcon Holding Group L.P.                 Director
                         10900 Wilshire Boulevard

                         Los Angeles, California  90024

John R. Reese            Owosso Corp.                              Director
                         312 West Main Street
                         Owosso, Michigan  48867

                         Owosso Gan, Inc.                          Director
                         312 West Main Street
                         Owosso, Michigan  48867

John R. Reinsberg        None

Louis G. Rice            None

Luis E. Rinaldini        Cedar Fair Management Co.                 Director
                         (Prior to 3/1/95)
                         CN 5006 Causeway Drive
                         Sandusky, Ohio  44870

Bruno M. Roger           CAP Gemini Sogeti                         Director
                         6, Bid Jean Pain a Grenoble (38005)
                         France

                         Carnaud Metal Box Packaging               Director
                         (Prior to 8/1/96)
                         153, Rue de Courcelles a Paris 17eme
                         France

                         Compagnie De Credit                       Director
                         121, Boulevard Haussmann a Paris Seme
                         France

                         Compagnie De Saint-Gobain                 Director
                         Les Miroirs
                         18 Avenue d'Alsace
                         Paris la Defense (92096)
                         France

                         Eurafrance                                Director
                         12, Avenue Percier a Paris Seme
                         France

                         Financiere Et Industrielle Gaz            Director
                         Et Eaux
                         3, Rue Jacques Bingen a Paris 17eme
                         France

                         Fonds Partenaires Gestion (F.P.G.)        Director
                         121, Boulevard Haussmann a Paris Seme
                         France

                         Lazard, Burlkin, Kuna & Co.               Director
                         (Prior to 1/1/96)
                         Ulmenstrasse 37-39
                         60325 Frankfurt am Main
                         Federal Republic of Germany

                         Lazard & Co. GmbH                         Director
                         Ulmenstrasse 37-39
                         60325 Frankfurt am Main

                         Federal Republic of Germany

                         LVMH-Moet Hennessy Louis Vuitton          Director
                         30, Avenue Hoche a Paris 8eme
                         France

                         Marine-Wendel                             Director
                         189, Rue Taitbout a Paris 9eme
                         France

                         Midial (Prior to 1/1/96)                  Director
                         192, Avenue Charles de Gaulle
                         Neuille S/Sein (92200)
                         France

                         Pinault-Printemps-Redoute                 Director
                         61, Rue Caumartin
                         75009 Paris

                         PSA Finance Holding (Prior to 1/1/96)     Director
                         75, av. de la Grande Armee a Paris 16eme
                         France

                         Sidel                                     Director
                         66, Rue de Miromesnil
                         75008 Paris

                         Societe Centrale Puour L'Industrie        Director
                         9, Avenue Hoche a Paris 8eme
                         France

                         Societe Financiere Generale               Director
                         Immobiliere (S.F.G.I.)
                         23, rue de I'Arcasde a Paris 8eme
                         France

                         Sofina (Belgique)                         Director
                         Rue de Naples, 38-B-1050 Bruzelles

                         Sogeti S.A. (Prior to 8/1/96)             Director
                         6, bld Jean Pain a Grenoble (38005)
                         France

                         Sovac (Prior to 8/1/96)                   Director
                         19-21, rue de la Bienfaisance a Paris 8eme
                         France

                         Sovaclux S.A.                             Director
                         14 rue Aldringen - Luxembourg

                         Thomson S.A.                              Director
                         51 esplanade du General de Gaulle
                         La Defense 10-92800 Puteaux
                         France

                         Thomson CSF                               Director
                         51 Esplanade du General de Gaulle
                         La Defense 10-92800 Puteaux
                         France

                         U.A.P.                                    Director
                         9, place Vendome
                         75001 Paris

Felix G. Rohatyn         Crown Cork & Seal Co., Inc.               Director
                         9300 Ashton Road
                         Philadelphia, PA  19136

                         General Instrument Corp.                  Director
                         181 West Madison Street
                         Chicago, Illinois  60602

                         Howmet Turbine Components Corp.           Director
                         (Prior to 1/1/96)
                         221 West Webster Avenue
                         Mouskegon, Michigan  49440

                         Pechiney S.A. (Prior to 3/1/95)           Director
                         23 Rue Balzac
                         75008 Paris, France

                         Pfizer Inc.                               Director
                         235 East 42nd Street
                         New York, New York  10017-5755

Michael S. Rome          None

Gerald Rosenfeld         Case Corporation                          Director
                         700 State Street
                         Racine, Wisconsin  53404

Steven H. Sands          None

Peter L. Smith           Dixie Yarns Inc.                          Director
                         1100 Watkins Street
                         Chattanooga, Tennessee  37401

Arthur P. Solomon        None

Michael B. Solomon       Charming Shoppes Inc.                     Director
                         450 Winks Lane
                         Bensalem, Pennsylvania  19020

Edouard M. Stern         Mainz Holdings Limited                    Director
                         P.O. Box 3161
                         Roadtown Tortola  BVI

                         Penthievre Holdings B.V.                  Director
                         Jupiter Straat 158
                         2130 Ah Hoofddorp Netherlands

John S. Tamagni          Western Holdings Inc.                     Director
                         (Prior to 9/20/96)
                         1491 Tyrell Lane
                         Boise, Idaho  83706

David L. Tashjian        None

J. Mikesell Thomas       First National Bank of Chicago            Executive
                         (Prior to 1/1/95)                         Vice

                         One First National Plaza                  President
                         Chicago, Illinois  60603

Donald A. Wagner         None

Ali E. Wambold           The Albert Fisher Group plc               Director
                         Fisher House
                         61 Thames Street
                         Windsor, Berkshire  SO4 IQW
                         England

                         Lazard Brothers & Co., Ltd.               Director
                         21 Moorfields
                         London EC2P 2HT
                         England

                         Lazard Burklin, Kuna & Co.                Director
                         (Prior to 3/1/95)
                         Ulmeastrasse 37039
                         60325 Frankfurt and Main
                         Federal Republic of Germany

                         Lazard Freres & Co., Ltd.                 Director
                         21 Moorfields
                         London EC2P 2HT
                         England

                         Lazard S.P.A.                             Director
                         Plazza Meda, 3
                         Milano, Italy  20121

                         Tomkins PLC                               Director
                         East Putney House
                         84 Upper Richmond Road
                         London SW15 2ST
                         England, UK

John B. Ward             None

Michael A. Wildish       None

Kendrick P. Wilson III   American Buildings Company                Director
                         State Docks Road
                         Eufaula, Alabama  36027

                         Bank United                               Director
                         3200 Southwest Freeway
                         Houston, Texas  77027

                         ITT Corp.                                 Director
                         1330 Avenue of the Americas
                         New York, NY  10019

                         Meigher Communications, Inc.              Director
                         100 Avenue of Americas
                         New York, NY  10013

Alexander E. Zagoreos    Drayton Korea Investment Trust            Director
                         11 Devenshire Square
                         London EC2M 4YR

                         The Egypt Trust                           Director
                         One Rockefeller Plaza
                         New York, NY  10020

                         The Emerging World Trust Fund Limited     Director
                         One Rockefeller Plaza
                         New York, NY  10020

                         Fleming Continental European              Director
                         Investment Trust
                         25 Copthall Avenue
                         London EC2R 7DR

                         Gartmore Emerging Pacific                 Director
                         Investment Trust
                         Gartmore House
                         16-18 Monument Street
                         London EC3R 8AJ

                         Greek Progress Fund                       Director
                         Ergobank
                         5, Evripidou
                         40-44, Praxit, Elous
                         105-61 Athens
                         Greece

                         Latin American Investment Trust           Director
                         Exchange House
                         Primrose Street
                         London EC2A 2NY

                         Merlin Green International                Director
                         Investment Trust
                         Knightsbridge House
                         197 Knightsbridge
                         London SW7 1RB

                         New Zealand Investment                    Director
                         23 Cathedral Yard
                         Exeter
                         Devon EX1 1HB

                         Taiwan Opportunities Fund                 Director
                         c/o Martin-Currie
                         20 Castle Terrace
                         Edinburgh EHI 2ES
                         U.K.

                         World Trust Fund                          Director
                         Kredietrust
                         11 rue Aldringen
                         Luxembourg 1-2960

Item 29.  Principal Underwriters

   (a)    Lazard Freres & Co. LLC, through its division Lazard Asset
          Management, currently serves as an investment adviser to the following invesetment companies: Lazard Retirement Series, Inc., Target Portfolio Trust; The Accessor Funds;

          Fortis Series Fund, Inc.; and the Managers Funds.

   (b) Eileen D. Alexanderson, William R. Araskog, F. Harlan Batrus, David G. Braunschvig, Patrick J. Callahan, Jr., Michael David-Weill, John V. Doyle, Charles R. Dreifus, Thomas F. Dunn, Norman Eig, Richard P. Emerson, Peter R. Ezersky, Jonathan F. Foster, Albert H. Garner, James
          S. Gold, Jeffrey A. Golman, Steven J. Golub, Herbert W. Gullquist, Thomas R. Haack, J. Ira Harris, Melvin L. Heineman, Kenneth M. Jacobs, Jonathan H. Kagan, James L. Kempner, William J. Kneisel, Larry A. Kohn, Sandra A. Lamb, Edgar D. Legaspi, Michael S. Liss, William E. Loomis, Jr., J. Robert Lovejoy, Matthew J. Lustig, Philippe L. Magistretti, Damon Mezzacappa, Robert P. Morgenthau, Steven J. Niemczyk, Hamish W. M. Norton, Jonathan O'Herron, James A. Paduano, Louis Perlmutter, Robert E. Poll, Jr., Lester Pollack, Michael J. Price, Steven L. Rattner, John R. Reese, John R. Reinsberg, Louis G. Rice, Luis E. Rinaldini, Bruno M. Roger, Felix G. Rohatyn, Michael S. Rome, Gerard Rosenfeld, Stephen H. Sands, Peter L. Smith, Arthur P. Solomon, Michael B. Solomon, Edouard M. Stern, John S. Tamagni, David
          L. Tashjian, Joseph M. Thomas, Donald A. Wagner, Ali E. Wambold, John
          B. Ward, Michael A. Wildish, Kendrick R. Wilson, III and Alexander E. Zagoreos are the general members of Lazard Freres & Co. LLC. Mr. David-Weill is the senior member of Lazard Freres & Co. LLC. The address of all such members is 30 Rockefeller Plaza, New York, New York 10020.

   (c)    Not applicable.

Item 30.  Location of Accounts and Records

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: Journals, ledgers, securities records and other original records are maintained primarily at the offices of the Registrant's Custodian, State Street Bank & Trust Company. All other records so required to be maintained are maintained at the offices of Lazard Freres & Co. LLC, 30 Rockefeller Plaza, New York, New York 10020.

Item 31.  Management Services

          Not Applicable

Item 32.  Undertakings

          Registrant hereby undertakes

          (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

          (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 1st day of May, 1998.

                               THE LAZARD FUNDS, INC.
                                        (Registrant)

                               By:   /S/HERBERT W. GULLQUIST*
                                     Herbert W. Gullquist, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/S/Herbert W. Gullquist*      President (Principal          May 1, 1998
Herbert W. Gullquist          Executive, Financial
                              and Accounting Officer)
                              and Director

/S/Norman Eig*                Director                      May 1, 1998
Norman Eig

/s/ John J. Burke*            Director                      May 1, 1998
   John J. Burke

/s/ Lester Z. Lieberman*      Director                      May 1, 1998
   Lester Z. Lieberman

/s/ Richard Reiss, Jr.*       Director                      May 1, 1998
   Richard Reiss, Jr.

/s/ John Rutledge*            Director                      May 1, 1998
   John Rutledge

/s/ Kenneth S. Davidson*      Director                      May 1, 1998
   Kenneth S. Davidson

/s/ Carl Frischling*          Director                      May 1, 1998
   Carl Frischling

/s/ William Katz*             Director                      May 1, 1998
   William Katz

*By:/s/ William G. Butterly, III
        ------------------------
 Attorney-in-fact, William G. Butterly, III

                             THE LAZARD FUNDS, INC.


                       Post-Effective Amendment No. 16 to


                   Registration Statement on Form N-1A under
                         the Securities Act of 1933 and

                       the Investment Company Act of 1940

                        --------------------------------
                                    EXHIBITS
                        --------------------------------


                               INDEX TO EXHIBITS


(11) Consent of Independent Auditors